MFS[RegTM]/Sun Life Series Trust

ANNUAL REPORT o December 31, 1999

Bond Series
Emerging Markets Equity Series
 (formerly MFS [RegTM]/Foreign & Colonial Emerging Markets Equity Series) Global Asset Allocation Series
 (formerly World Asset Allocation Series)
Global Governments Series
 (formerly World Governments Series)
Global Total Return Series
 (formerly World Total Return Series)
Government Securities Series
High Yield Series
International Growth and Income Series
Money Market Series
Strategic Income Series
Zero Coupon Series, Portfolio 2000
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MFS Original Research[RegTM]
Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research(SM) at
MFS is more than just crunching
numbers and creating economic
models: it's getting to know each
security and each company personally.

[MFS Logo]

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NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
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Letter from the President

Dear Contract Owners,

One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o Having a plan and sticking to it: Our experience is that successful investors--those whose lives are enriched by the fruits of their investing--share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o Diversification: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o Good in a down market: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few managed portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS Original Research[RegTM]: The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o Good performance at an acceptable level of risk: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios helps make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and Sun Life, and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
President of the MFS[RegTM]/Sun Life Series Trust

January 15, 2000

Investments in variable annuities will fluctuate and may be worth more or less upon redemption.

Variable annuities are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Bond Series

For the 12 months ended December 31, 1999, the Series provided a total return of -1.69% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a -1.73% return for the average corporate debt "BBB"-rated portfolio tracked by Lipper Analytical Services, Inc., an independent firm that reports performance. The Series' return also compares to a -2.15% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

Rising interest rates led to negative returns for all types of fixed-income securities, and the Series' performance reflects that downturn as a couple of our holdings were particularly hard hit. Given the unfavorable interest-rate backdrop, the punishment for companies that disappointed investors was particularly harsh. Historically, in periods when the interest-rate backdrop was more favorable, value hunters generally scooped up companies that disappointed. But for a variety of reasons, including lack of liquidity caused by investor concerns over the Year 2000 (Y2K) computer problem, there were far fewer participants bidding for distressed securities. For example, our position in the drugstore chain Rite Aid suffered when the company encountered a host of problems, including difficulty in executing its expansion plans. Home-security business Protection One also suffered losses when it ran into roadblocks in financing its growth.

That said, there were quite a few holdings that performed reasonably well. Our high-yield holdings in Cable & Wireless performed quite well when its cable assets were bought by NTL, a global communication services company. The bond covenants

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Management Review and Outlook -- continued

required that much of its debt be redeemed at very favorable terms for bondholders. In fact, most of the cable and media sector continued to do well as the sector's overall credit quality improved. Individual winners included Time Warner and Seagram. A number of additional holdings performed well when they crossed into investment-grade territory or were perceived to have improving credit quality. Northeast Utilities, which was acquired by the higher-rated Con Edison, was a good example of that trend. Niagara Mohawk also moved into investment-grade territory and was consequently one of our better performers.

We felt that the investment-grade corporate market offered some very attractive opportunities, so we increased our position to about 60% of net assets. Year-end and Y2K jitters translated into weak demand, heavy supply, and cheap prices for many corporate bonds. We emphasized cyclical companies that we believe could benefit from a strong, albeit somewhat slower, economy. For example, we've established a position in Georgia Pacific, which has been a dominant force in many major paper categories. We've also added to our holdings in auto and auto-related companies, increasing our stake in Ford Motor Company and Federal Mogul. We also added American Airlines, among others, to our airline holdings. The securities we bought, enhanced-equipment trust certificates, use planes as collateral.

We believe agency securities are attractive because they have become very cheap due to a structural change in the government bond markets. The supply of U.S. Treasuries is falling as the government curtails its borrowing needs in light of a federal budget surplus. In contrast, various federal agencies dramatically stepped up their issuance as a means of funding growth initiatives. As that change transpired, the spread between agency and Treasury securities became quite wide when viewed on a historical basis. We believe that the spread between agencies and Treasuries will eventually narrow, which would position agencies to outperform.

We have positioned the Series to be somewhat more sensitive to interest rate changes than its Lipper peer group because we believe that the recent backup in interest rates is overdone. Given the fact that inflation has remained in check and the economy shows some signs of slowing, we believe that rates may start to move back down. So we've positioned the Series to try to benefit from lower rates by making it slightly more interest-rate sensitive, with a duration of
5.82 years versus a duration of about six years for the average Lipper "BBB"-rated debt portfolio.

Emerging Markets Equity Series

For the 12 months ended December 31, 1999, the Series provided a total return of 52.47% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges). This compares to a 66.41% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets, and to a 70.83% return for the Lipper Emerging Markets Portfolios Index (the Lipper Index). The Lipper portfolio indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

Overall, emerging markets performed well during the recent period, led primarily by rebounding markets in Asia. Latin America and Central Europe lagged for most of the period but did well during the last month or so. Specifically, the portfolio benefited by being underweighted in Taiwan, but being underweighted in India, South Korea, and Greece hurt performance. In the latter two markets, smaller companies have done especially well as domestic retail investors have gone on a buying spree. Smaller companies within emerging markets tend to be very illiquid, therefore, we have chosen to concentrate on shares of larger companies.

In addition, some markets in Eastern Europe have been disappointing performers, primarily due to a slowdown in exports to Western Europe. Holdings in Poland and Hungary have hurt the portfolio's performance, with leading companies such as Hungarian telecommunications company Magyar Tavkozlesi underperforming.

We believe the Mexican market has risen sharply due to a combination of rising global oil prices and the continued strength of the U.S. economy. Our holdings in Mexico, such as telecommunications company Telefonos de Mexico, have done very well. We feel most Latin American economies, however, have yet to begin a full-fledged recovery. Brazil, the region's largest economy, continues to suffer from the effects of internal politics and the devaluation of its currency, the real, in January of 1999.

Recently, though, we feel the situation in Brazil has started to improve; the market was up sharply in November, led by blue-chip companies such as Petroleo Brasileiro (Petrobras), one of Brazil's largest energy companies.

The recovery in the Japanese economy has so far had a limited effect on the rest of the region as many Asian emerging market economies appear to have rebounded due to their own domestic factors. One of the best-performing markets in the region has been South Korea, which has undertaken structural reform. In that country, Samsung Electronics has done very well for the portfolio. Taiwan is another economy that has benefited from an improvement in the electronics business. Thailand, on the other hand, has lagged the region, partly because its banking sector has yet to address the issue of nonperforming loans.

As of the end of the period, our largest country positions are in South Korea, where we expect a strong recovery in the economy and the corporate sector; Brazil, whose economy we feel will recover strongly in the year 2000; and Mexico, which we believe will continue to benefit from firm oil prices and a healthy U.S. economy. Our overall outlook for emerging markets is positive. We see recoveries in Japan and Germany benefiting Asia and Eastern Europe, respectively. We expect commodity prices to remain stable in 2000, which should help the export bases of emerging market countries. Finally, we believe emerging market stock valuations will remain comparatively low, and therefore attractive, in relation to historical levels and current U.S. valuations.

Global Asset Allocation Series

For the 12 months ended December 31, 1999, the Series provided a total return of 18.48% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to returns over the same period for the following unmanaged indices: 21.18% for the average global flexible portfolio tracked by Lipper Analytical Services, Inc.; 21.04% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance; 27.30% for the Morgan Stanley Capital International (MSCI) Europe, Asia, Far East (EAFE) Index, an unmanaged index of international stocks; -0.82% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, agency, and corporate bond issues and mortgage-backed securities; and -6.17% for the J.P. Morgan Non-Dollar Government Bond Index, an index of international bonds.

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Management Review and Outlook -- continued

To set the Series' asset allocation, each month we use quantitative measures to look at each market's current valuations and economic strength compared to its historical levels. We use that information to set an allocation that focuses on growing economies and undervalued markets that have tended to move independently of one another.

Individual holdings are selected by domestic and international stock and bond portfolio managers here at MFS[RegTM]. Each manager uses MFS Original Research[RegTM] to select securities. In choosing domestic and foreign stocks, our managers focus on large-cap stocks that they believe combine growing and sustainable earnings with an attractive stock price. When it comes to choosing bonds, our managers have a bias toward higher-quality securities with attractive relative yields and a potential for capital appreciation. This combination helps to reduce risk while seeking overall total return.

On December 31, 1999, the Series' weightings were 25.33% U.S. stocks, 34.90% foreign stocks, 21.22% high-quality U.S. bonds, 7.56% high-yield U.S. bonds, 8.13% international bonds, and 1.77% emerging market bonds. The remaining 1.09% of the portfolio was in cash.

This allocation is a bit conservative compared to our benchmark because valuations for U.S. stocks and some foreign markets have reached high levels, which could lead to volatility. With our current allocation, we're positioned for growth but not overly committed to stocks at historically high valuation levels.

The Series' performance was helped by solid earnings growth in its two top global industry sectors: technology and telecommunications.

All types of companies, from industrial titans to fledgling Internet companies, have been spending heavily on technology to cut costs and boost profits. This trend benefited our technology holdings, most of which are in the United States, including Cisco Systems, Oracle, and Microsoft. In telecommunications, spiking global demand for wireless and online data communications may keep profits rising. Our top holdings in this sector are Finland's Nokia and Germany's Mannesmann.

Two global sectors with excellent growth prospects that didn't work out as well were financial services and health care.

Around the world we feel aging baby boomers will drive demand for retirement investments and health care products. But both sectors came under pressure this year. Rising interest rates hurt financial services and the possibility of a new President's restrictive health care reform kept investors cool toward health care stocks. Still, we believe rising demand for these companies' products and services will eventually send these stocks' prices north.

In August we saw an increase in the percentage of Japanese stocks, which earned solid gains this year. As long as Japan's economic growth holds steady, we will continue to look for opportunities there.

With stock prices at historical highs in the many markets and sectors, particularly those of U.S. technology stocks, we pared back our pricier stock holdings toward the end of 1999. We're looking for a rough, but profitable ride for stocks in 2000. We'll try to use volatility as an opportunity to build positions in great companies at cheaper prices. Rising interest rates in the United States will pinch earnings forecasts and could lead to more moderate returns, so next year there might be better opportunities in foreign stocks. Some European markets are cheaper than the United States, and we believe that Japan is coming out of a recession, which is one of the best times to invest. We have to remember that U.S. stocks have doubled their historical average returns over the past several years. Next year it might be time for U.S. stocks to post more moderate returns while other markets take the lead.

Global Governments Series

For the 12 months ended December 31, 1999, the Series provided a total return of -5.18% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a return of -4.27% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

In 1999, most of the bond markets around the globe deteriorated due to concern that the growing global economy would spark inflationary pressures. In particular, market observers were concerned about an increase in personal consumption. Two of the most influential central banks, the U.S. Federal Reserve Board (the Fed) and the European Central Bank, reversed course with their monetary policies by raising interest rates in November as a pre-emptive move against inflation. Most other central banks followed suit. One exception was Japan, where the economy was only in the early stages of an economic recovery.

For the past year, the Fed hiked short-term rates three times, neutralizing the three rate cuts it had implemented in late 1998 during the crisis in emerging markets. Similarly, the European Central Bank's November increase brought its key lending rate back to where it started the year. The European Central Bank did so after having lowered rates to stimulate growth in the first quarter of 1999. Meanwhile, Japanese monetary policy was very stable during the year, with the overnight discount rate unchanged at 0.50%.

During 1999, all bond markets in the Salomon Index -- with the exception of Japan's -- registered negative returns in local currency terms. The Japanese bond market and the Japanese yen were very strong during most of the year; Japan represents about 25% of the index and proved to be the only market in the index to post positive returns in local currency. A weak euro -- its value relative to the U.S. dollar fell about 20% in 1999 -- hurt returns in most European bond markets and detracted from the return of the Salomon Index, about 40% of which is made up of bonds from countries within the euro bloc.

Similarly, exposure to weakening currencies pushed the portfolio's return into negative territory, with the euro being the main culprit. Higher interest rates and corresponding declining bond prices also ate into returns for most of the year. Nevertheless, we were able to add value relative to the index by keeping the portfolio's duration -- a measure of its sensitivity to changes in interest rates -- shorter than that of the index. By keeping a shorter duration, the portfolio was less susceptible than the index to the negative price influence of higher interest rates. In addition, we added value through appropriate allocation of assets to the particular bond blocs (euro, dollar, etc.), and especially benefited from diversification into the top-performing Japanese market. Another help to our performance was individual bond selection in the United Kingdom and Greece. The latter was the only country to lower rates in the fourth quarter of 1999, in preparation for its entry into the European monetary union.

As the new millennium begins, caution continues to be warranted for most bond markets. We expect both the Fed and the

                                                                               3
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Management Review and Outlook -- continued

European Central Bank to further tighten monetary policy, with most other central banks following. Looking more closely at the euro, we expect this beleaguered currency to be better supported this year as Western European markets become more economically liberated. We anticipate that the U.S. dollar will strengthen versus the yen and that the euro will strengthen versus the dollar and the yen. As the global economy continues to grow, with modestly higher interest rates preventing inflation, the higher global real rates generated by tight monetary policies will eventually equate to more attractive bond markets.

Global Total Return Series

For the 12 months ended December 31, 1999, the Series provided a total return of 8.43% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a 21.18% return for the average global flexible portfolio tracked by Lipper Analytical Services, Inc. The Series' return also compares to a 22.38% return for the Lipper Global Flexible Portfolio Index and to a 12.20% return for a benchmark made up of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI World Index is a broad, unmanaged index of global equities; the Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Mainly because there was a convergence of events in the first quarter of 1999, the Series underperformed. First, a preponderance of the Series' holdings was overseas investments initiated in local currencies. With the U.S. dollar exhibiting particular strength, the Series' gains in overseas stocks were reduced when translated back into dollars, and any declines in positions were magnified. We don't use currency hedges in the equity portion of the portfolio to try to offset these factors because hedging comes at costs that eat into the Series' returns, and we believe it's very difficult to predict short-term currency movements. Second, earlier in 1999, the portfolio held significantly fewer investments in technology than those found in the indices or in our competitors' portfolios. Technology stocks provided strong returns, but we believed they were too highly valued. The Series held an underweighted position in technology because of that sector's volatility. For most of the period, we opted instead to hold an overweighted position in consumer nondurables, such as food companies, because of our concerns about a potential economic slowdown and pressure on profits. Unfortunately, this sector lagged as economies kept chugging along and investors were lured by the sustained robust growth offered by the technology sector.

In the first quarter of 1999, the Series' returns also were hurt by an underweighted position in Japan relative to the indices and its competitors. This underweighting has helped the portfolio in the past but hurt it early in 1999 as Japanese stocks posted a strong recovery. Finally, emerging markets staged a rally in the first few months of 1999 as those economies rebounded. Our conservative approach inhibits our looking for investments outside of developed countries.

During the second half of the period, we increased our weightings in technology and in Japan. It's important for contract owners to note that these moves were strictly the byproduct of bottom-up, company-by-company research and were not based on decisions regarding technology as a sector or as a bet on Japan's economy. That said, we have been very carefully increasing the Series' technology holdings to about 17% at the end of the period, and many of these opportunities were found in Japan. For example, we added investments in large Japanese technology conglomerates such as Hitachi, Fujitsu, and Toshiba. These companies were appealing to us because their managements have taken steps to improve their profits regardless of the direction of the Japanese economy. They have adopted Western concepts of efficiency, looked to restructure by reducing head counts, and eliminated cross-ownership of shares, for example. Other new investments in technology included Rohm, a Japanese electronic-devices company, and Canon. In the United States, we added Hewlett-Packard.

Although the Series' absolute weighting in finance was large, that position was underweighted relative to the customized benchmark made up of the MSCI World Index and the Morgan Index. The sector can be divided into three main areas: banking, insurance, and specialty companies. Banks have served as a good way to help benefit from a particular country's economic growth. On the insurance front, we've looked to invest in companies that are trying to take advantage of the strong growth in retirement planning. An example would be Skandia Forsakrings, the large Swedish insurance provider. Specialty companies offer a unique array of products, and our investments included American Express, Associates First Capital, and the Federal National Mortgage Association (Fannie
Mae).

Some of the Series' larger holdings were among its best performers, including Japanese pharmaceutical company Takeda Chemical and German telecommunications company Mannesmann. Utilities and telecommunications stocks comprised about 18% of the Series' assets at the end of the period. That included just two electric utilities, and for the most part revolved around investments in the dynamic telecommunications industry. Tyco International, a U.S. conglomerate, also performed well in spite of concerns related to the company's accounting practices.

The Series' geographical allocations can be separated into three main parts:
the United States, Europe, and Japan. We've significantly underweighted the United States for some time now because valuations have expanded to the point where that market now makes up about 50% of the total global market capitalization. Before turning our focus back to the United States, we'd like to see that situation come back into better balance, which could be achieved by a strengthening in Japan. Japan's government has done nearly everything it can to shake its economy out of the doldrums, with mixed results at best. Europe offered significant appeal because many companies enjoyed growth rates similar to their American counterparts at significantly lower valuations. In Europe, we're presently overweighted in France. This allocation presents a classic example of our bottom-up research. Our purchase of a significant number of French companies was not a reflection of our feelings about the French economy or market. Rather, we selected these investments based on our opinion of the prospects of each company. Investments in France included Television Francaise, insurance company AXA, retailers Castorama-Dubois and Pinault-Printemps-Redoute, and beverage company Pernod-Ricard.

Our fixed-income holdings were focused on bonds issued by major governments in Europe, the United States, and Japan. During the period, we assumed an overall defensive posture by reducing the Series' sensitivity to interest rates. That was particularly the case in the United States, where we were concerned about inflation. In Europe it was a bit different. There, we thought the markets had priced in more inflation than we thought would occur, so we were not as defensive regarding the

4
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Management Review and Outlook -- continued

interest-rate sensitivity of our European fixed-income holdings. We favored Greece, the United Kingdom, and Germany.

Since we are stock and bond pickers, not economists, our approach should stay the same regardless of the economic backdrop. That being said, we feel as if inflation will not be a problem. Interest rates may trend a bit higher, but they shouldn't present a particularly onerous long-term obstacle. We think that Japan looks poised to improve, Asia is back on its feet, the United States is adding to its record-long economic and market expansion, and Europe is doing fine. For our part, we will continue to look for companies with solid management teams, paying particularly close attention to how extended valuations become in the months ahead.

Government Securities Series

For the 12 months ended December 31, 1999, the Series provided a total return of -1.88% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a -3.01% return for the average U.S. government portfolio tracked by Lipper Analytical Services, Inc. The Series' return also compares to -0.54% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities.

At the beginning of 1999, prices and yields in the bond markets reflected a concern that ongoing financial crises abroad would spread and cause U.S. economic growth to be anemic. Indeed, the Federal Reserve Board (the Fed) cut interest rates three times in late 1998 in order to prop up the markets and the U.S. economy. However, the global economy stabilized, and investors turned their eyes back to the domestic scene. There, data throughout the year showed the U.S. economy growing more rapidly than expected, sustaining fears that such growth might spark inflation at some point. Historically, low unemployment added fuel to the argument that inflation was imminent because tight labor markets caused employers to raise wages in order to attract or retain workers, passing on the added costs to the consumer in the form of price increases. Yields on most fixed-income securities rose in order to compensate investors for the effects of anticipated inflation. In addition, the Fed felt compelled to reverse its monetary policy and take back the three rate cuts it had implemented in late 1998. By doing so, it hoped to restrain economic growth enough so that it would reach a noninflationary level. The Fed rate hikes occurred in June, August, and November. When interest rates and yields rose, bond prices fell; that's why the bond markets posted negative returns for 1999.


Looking more closely at the markets in which the Series invests, we see that government-agency and mortgage-backed securities performed better than Treasuries. That's because the additional yield these two sectors offer over Treasuries tend to provide somewhat of a cushion -- relative to Treasuries -- when interest rates are on the rise and bond prices decline. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) To that end, the Series benefited from an over-weighted position in agency securities relative to the Lehman Index. Overall, we kept the Series' weighting in mortgage-backed securities at a neutral level relative to the index. Mortgage-backed securities carry a unique characteristic: they have tended to become more sensitive to changes in interest rates, and thus are more susceptible to price declines. Therefore, we were very careful to underweight mortgage securities earlier in the year, before bringing that weighting to a neutral position in August and to a slightly overweighted position relative to the index toward the end of the year. Over time, a larger coupon offered by mortgage-backed securities has been very attractive, and may help long-term, risk-adjusted returns.

The most significant strategy we pursued over the course of the year was a strong bias against investing in securities with maturities of three years or less. We did so because when the Fed implements its monetary policy, it tinkers with short-term interest rates. Not surprisingly, shorter-term yields rose when the Fed raised rates three times, so this positioning helped the portfolio's performance. In addition, we kept the Series' duration -- a measure of its sensitivity to changes in interest rates -- neutral relative to the Lehman Index. Typically, in a rising interest rate environment, a shorter duration is helpful because it helps insulate a portfolio from the negative effects of higher rates. In a declining interest rate environment, you would typically want to have a long duration in order to benefit from the bond price increases that accompany a fall in yields. During the year, the environment was uncertain and therefore not inclined to taking a strong stand one way or another on the direction of interest rates.

Looking forward, we believe the global economy may be headed for a period of stronger growth. For its part, we feel the U.S. economy looks too strong to prevent inflation from creeping higher. Any evidence of higher inflation should provide the Fed with the ammunition it needs to hike short-term rates. Over the near term, it looks to us as if bonds will remain under pressure unless the stock market suffers a correction or the economy weakens. Longer term, the outlook for bonds may be better. Additional Fed action should reduce inflation fears -- a positive backdrop for bond investors because inflation eats into the value of a bond's fixed payments. Further, any slowdown in the economy should attract investors to the bond markets, where we think they should be able to find values after this recent bear market.

For our part, we'll be looking to take advantage of the time when interest rates plateau, arranging the Series to try to profit from any steadying or rebound in the bond markets. At some point, we think Treasury yields should offer value relative to alternatives in the government securities market. Then, we will most likely look to extend the Series' duration, hoping to prosper from the positive effects of declining interest rates.

High Yield Series

For the 12 months ended December 31, 1999, the Series provided a total return of 6.92% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a return of 2.74% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt. Over the same period, the Lipper High Yield Bond Index returned 4.75%.

While many companies benefited from improved operating results in 1999, the high-yield market's overall performance for the year was lackluster. Heavy new issuance of high-yield bonds and a rise in the default rate exerted downward pressure on the prices of existing bonds. We believe the increase in credit problems was largely due to the effects that soft oil prices and Medicare reform had on companies in the energy and health care industries, respectively.

While performance for most of the year was indeed lackluster, the high-yield bond market finished on a strong note as more investors began to appreciate the attractive spreads available in this segment of the marketplace.

Compared to its benchmarks, the Series performed relatively well this year. Our team held firm to the belief that avoiding mistakes is just as important as picking the best investments. That's why we believe MFS Original Research[RegTM] and professional experience remained so critical to the Series' relative success.

We feel our time-tested experience in the high-yield bond arena was critical to our ability to steer clear of many trouble spots and to avoid bankruptcies in various sectors of the economy. Additionally, we think our years of observing the dynamics in energy and health care, for example, enabled us to anticipate, as well as avoid, many of the problems that ultimately plagued these industries.

The Series' performance benefited from an increased overweighting in the telecommunications sector, which has been one of the best-performing sectors in the high-yield market. Deregulation, both here in the United States and in Europe, has contributed to the exceptional growth in new telecommunications networks, many of which have been financed with high-yield bonds. We continue to favor facility-based operators that are experiencing strong customer demand, in part due to the explosion of Internet traffic. The telecom sector has benefited from consolidation, as well as equity investments from outside the industry. We invested in the debt of telecommunications companies such as Nextel. Our position in Nextel Communications rose in value after Microsoft announced its $600 million investment in the company.

Our second-largest exposure was in media. The portfolio's holdings included cable television and radio entities such as Charter Communications, one of the fastest-growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

Given our optimistic outlook for continued growth of corporate earnings in 2000 as well as the higher yield levels available in the market today, we believe that high-yield bonds remain an attractive asset class.

International Growth and Income Series

For the 12 months ended December 31, 1999, the Series provided a total return of 17.20% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to returns of 37.83% return for the Lipper International Portfolios Index (the Lipper Index) and 27.30% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged index of international stocks.

The Series held fewer investments in technology than its indices did. While technology stocks performed very well, we were hesitant to match the market weighting in this sector because, overall, we found it to be too highly valued. Historically, the Series has underweighted technology because of that sector's volatility. During the period, the Series also held an underweighted position in Japan. Until quite recently, many portfolios had been helped by not investing in Japan because that market performed dismally from the early 1990s until the end of 1998. In 1999, however, Japanese stocks posted a strong recovery. Having less invested in that country hurt the Series' relative performance.

However, we've increased the Series' investments in both technology and Japan and those two moves tended to complement each other. At the same time, it should be understood that these shifts were strictly the byproduct of bottom-up, company-by-company research and not based on decisions regarding technology as a sector or Japan's economy. That said, we carefully increased the Series' technology weighting to 17.80% at the end of the period. Many of the opportunities in the sector were found in Japan. We increased our Japanese allocation to about 24%, from about 9% at the beginning of the period, adding investments in large Japanese technology conglomerates such as Hitachi, Fujitsu, and Toshiba. We felt these companies were attractive because their managements have worked hard to improve profits regardless of the direction of the Japanese economy or how much the government intercedes to help spur growth. We think many Japanese companies have turned their attention to the pursuit of the same kinds of restructuring programs that U.S. businesses have undertaken for some time and that European firms have adopted more recently. Japanese holdings like Toshiba have embraced Western concepts of efficiency, aiming to increase shareholder value.

We found many opportunities in the dynamic telecommunications industry. Our emphasis has been on telecommunications providers, which comprised the majority of the telecommunications stocks in the MSCI EAFE Index, rather than on equipment manufacturers. We owned a number of stocks in this sector, including British Telecom, and the Series' largest holding, Mannesmann in Germany. These stocks benefited from deregulation and significant growth in the wireless side of the business. Cellular subscriber growth continued to expand, and companies made advances related to the availability of wireless data transmission, which allows customers to access the Internet and e-mail via their handsets.

Overall, we believe Europe offered some value, but not as much as a few months ago, when companies with growth rates similar to those of U.S. companies were selling at significantly lower valuations. Since then, European stock prices have caught up. We have looked for companies that we believe do not have equals in the United States. An example would be Compass, a British company that is the largest caterer in the world. This firm has ridden the outsourcing wave, offering food services to companies like IBM that are seeking to trim costs and leave the onus of running corporate cafeterias to an expert.

The Series currently is overweighted in Europe relative to the MSCI EAFE Index. We're also overweighted in French companies relative to the index. These allocations represent a classic example of our bottom-up research. Our investments here do not reflect our feelings about Europe or the French market. Instead, we chose to invest in individual companies that we believed offered good prospects. Our investments in France included television company Television Francaise, insurance company AXA, retailers Castorama-Dubois and Pinault-Printemps-Redoute, and beverage company Pernod-Ricard.

We've also invested in European banks as a way to try to benefit from a particular country's economy. The Series also held investments in some Spanish banks, even though the country doesn't necessarily offer compelling industrial investment alternatives.

The Series' best-performing investments were predominantly Japanese companies. They included NTT Mobile Communications Network, security-services company Secom, computer hardware company Fujitsu, electronics company Hitachi, and electronic devices manufacturer Rohm. Television Francaise in France and BCE in Canada also provided strong performance. BCE owns a majority stake in Nortel Networks, a networking and telecommunications infrastructure company, which has performed well.

On the down side, Xerox struggled for a number of reasons, including increased competition, concerns related to potential Year 2000 computer problems, and difficulties with its Brazilian operations. Galileo International, a full-service travel agency, suffered from perceived difficulties within its Internet-based travel-booking business. And retailers such as Boots in the United Kingdom suffered from fears that Wal-Mart's entry into the grocery business would cut into their profits.

This is a conservative portfolio, so our stake in emerging markets has been quite small because we felt the values were not compelling enough to offset the additional risk they posed.

We are stock pickers, not economists. As a result, our approach generally remains the same regardless of the economic backdrop. That said, conditions in Japan and the rest of Asia look to be improving to us, and we think growth in Europe will increase a bit as well. Worldwide markets have been outpaced by the strong U.S. growth, but we would not be surprised to see the U.S. market slow somewhat. It could very well be that we're entering a period when international stocks might perform better than alternatives in the United States, but that remains to be seen.

Money Market Series

As the Federal Reserve Board (the Fed) became nervous about inflationary forces picking up steam due to the strength of the U.S. economy and the global recovery, the Fed began its first in a series of three 0.25% interest-rate increases on June 30, 1999. Essentially, these three rate hikes reversed the effects of the three reductions in the federal funds target rate -- the rate at which banks may lend overnight funds to each other -- in the fall of 1998. In response to Fed rate hikes, interest rates on short-term (90 day) securities increased approximately 100 basis points (1.00%) during the past year. The federal funds rate, which began 1999 at 4.75%, ended the period at 5.50%. Because of the Fed's recent bias toward increasing rates, we've targeted 35 days for the average maturity of the Series' holdings.

We continue to limit the Series' investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 1999, approximately 83% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the Series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the Series.

Strategic Income Series

For the 12 months ended December 31, 1999, the Series provided a total return of 4.61% (which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a 2.60% return for the average multisector income portfolio tracked by Lipper Analytical Services, Inc. The Series' return also compares to returns for the following unmanaged indices: -2.15% for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), -4.27% for the Salomon Brothers World Government Bond Index (the Salomon Index), and 2.74% for the Lehman Brothers High Yield Bond Index.

During the period, the Series' high-yield bonds, which comprised the largest sector, did well in the thriving U.S. economy. They rebounded, along with other debt issues, after the late-1998 credit crisis. Our high-yield bond holdings are mostly in the telecommunications, entertainment, media, and energy industries. A good example of a holding that has performed well is Time Warner Entertainment. In the second half of the period, we decided to increase our exposure to the euro, the new currency of European monetary union, because we believed it was undervalued and would appreciate.

Corporate and convertible bonds have performed very favorably in comparison to government bonds. For that reason we decided to reduce our holdings in government bonds issued by the United States and developed countries. The economic growth here and in Europe suggested to us that interest rates were likely to continue to rise and push bond prices down. By the end of the period, the domestic and international government bond portions of the portfolio were at very low levels.

Emerging markets has been one of the best-performing asset classes year to date in the world bond markets, and we have been able to capture some of that performance. This is an important asset class because of its growth prospects, but it also shows significant volatility. We have seen capital shifting into the Asian emerging markets, with no indications of inflation so far. We believe, based on recent analysis, that a maximum weighting of 15% of assets in emerging market bonds is likely to be the most advantageous exposure for the Series. However, our exposure will depend on finding opportunities where the potential value added is appropriate to the risk involved.

Going forward, we see no inflationary signals, but if we do we will likely increase our holdings of short-maturity bonds. The economy here is very strong, and the Federal Reserve Board (the Fed) may raise interest rates slightly, which could help to forestall any price increases. Such a move could essentially put interest rates back to 5.5%, where they were before the credit crisis of 1998. In any event, we believe our relatively high reserves in cash, preferred stocks, and convertible equities should help us cope with any change in interest rates in the near term. Once the usual year-end concerns about liquidity have ended and the Fed has decided what to do with interest rates, we intend to look to Japan and the emerging Asian markets for opportunities in their bond markets.

Zero Coupon Series, Portfolio 2000

The total return for the Series was 2.87% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges) for the 12 months ended December 31, 1999. Over the same period, the Treasury Bill Six Month Index returned 4.84%. The portfolio consists of discounted coupon or principal payments that are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, these portfolios are more sensitive to interest-rate changes than are comparable bond portfolios with similar maturities. While there will be fluctuations within the portfolio subject to interest-rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the Series, they assure a specified return to contract owners who hold their units to the maturity of the Series.)

                      -----------------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

Bond Series(3)

(For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.)


[Start of Tabular Representation of Line Chart]

           Lehman
          Brothers
         Government/
          Corporate    Bond
         Bond Index   Series
 5/98      10000      10000
12/98      10690      10730
12/99      10509      10499

[End of Tabular Representation of Line Chart]


Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                 1 Year     Life*
-------------------------------------------------
Cumulative Total Return         -1.69%     +5.09%
Average Annual Total Return     -1.69%     +3.05%

Comparative Indices++

                                                      1 Year     Life*
----------------------------------------------------------------------
Average corporate debt portfolio "BBB"-rated+        -1.73%     +1.34%
Lehman Brothers Government/Corporate Bond Index#     -2.15%     +2.97%

 * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

Emerging Markets Equity Series(1)

(For the period from the commencement of the Series' investment operations, June 5, 1996, through December 31, 1999. Index information is from
June 1, 1996.)

[Start of Tabular Representation of Line Chart]

                        Lipper        MSCI
          Emerging     Emerging     Emerging
           Markets     Markets       Markets
           Equity     Portfolios      Free
           Series       Index        Index
6/96       10000        10000        10000
12/96      10000         9872         9641
12/97      11046         8862         8524
12/98       7735         6481         6364
12/99      11794        10950        10590

[End of Tabular Representation of Line Chart]

Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                 1 Year     3 Years         Life*
-----------------------------------------------------------------
Cumulative Total Return         +52.47%     +17.94%       +17.94%
Average Annual Total Return     +52.47%      +5.65%        +4.73%

Comparative Indices++

                                                 1 Year     3 Years     Life*
-----------------------------------------------------------------------------
Lipper Emerging Markets Portfolios Index+     +70.83%     +5.58%      +4.05%
MSCI Emerging Markets Free Index#             +66.41%     +3.18%      +1.61%

 * For the period from the commencement of the Series' investment operations, June 5, 1996, through December 31, 1999. Index information is from June 1, 1996.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

Global Asset Allocation Series(1)

(For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1999. Index information is from November 1, 1994.)

[Start of Tabular Representation of Line Chart]

                                                         J.P.
                                           Lehman      Morgan
            S&P       Global               Brothers   Non-Dollar
            500       Asset      MSCI     Aggregate   Government
         Composite  Allocation   EAFE       Bond        Bond
           Index      Series     Index      Index       Index
11/94      10000      10000      10000      10000       10000
12/95      13453      12229      10690      11903       11867
12/96      16542      14190      11370      12335       12493
12/97      22061      15732      11604      13526       12021
12/98      28366      16771      13964      14701       14219
12/99      34335      19870      17776      14580       13342

[End of Tabular Representation of Line Chart]

Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                1 Year     3 Years     5 Years      Life*
-------------------------------------------------------------------------
Cumulative Total Return        +18.48%     +40.03%     +97.51%   +98.70%
Average Annual Total Return    +18.48%     +11.88%     +14.58%   +14.27%

Comparative Indices++

                                          1 Year       3 Years       5 Years       Life*
----------------------------------------------------------------------------------------
Average global flexible portfolio+       +21.18%       +14.11%       +14.50%     +13.44%
J.P. Morgan Non-Dollar Government
  Bond Index#                             -6.17%        +2.22%        +6.37%      +5.74%
Lehman Brothers Aggregate Bond
  Index#                                  -0.82%        +5.73%        +7.73%      +7.57%
MSCI EAFE Index#                         +27.30%       +16.06%       +13.15%     +11.78%
Standard & Poor's 500 Composite
  Index#                                 +21.04%       +27.56%       +28.56%     +26.97%

 * For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1999. Index information is from November 1, 1994.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

Global Governments Series(1)

(For the 10-year period ended December 31, 1999)

[Start of Tabular Representation of Line Chart]

           Salomon
           Brothers
            World         Global
          Government   Governments
          Bond Index     Series
12/89        10000        10000
12/91        12968        13018
12/93        15502        15555
12/95        18885        17193
12/97        19615        17857
12/99        21652        19549

[End of Tabular Representation of Line Chart]

Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                1 Year    3 Years      5 Years       10 Years
-----------------------------------------------------------------------------
Cumulative Total Return         -5.18%     +8.65%      +31.54%       +95.49%
Average Annual Total Return     -5.18%     +2.80%       +5.64%        +6.93%

Comparative Index++

                                     1 Year    3 Years     5 Years     10 Years
-------------------------------------------------------------------------------
Salomon Brothers World Government
Bond Index#                          -4.27%     +3.43%      +6.42%       +8.03%

++ Average annual rates of return.
 # Source: Standard & Poor's Micropal, Inc.

Global Total Return Series(1)

(For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1999. Index information is from November 1, 1994.)

[Start of Tabular Representation of Line Chart]

     Global Total        Lipper Global              60% MSCI World Index/
        Return         Flexible Portfolio           40% J.P. Morgan Global
        Series               Index                  Government Bond Index
11/94    10000               10000                         10000
12/96    13533               12882                         13068
12/97    15375               14178                         14654
12/98    18200               17202                         15971
12/99    19733               19301                         19544

[End of Tabular Representation of Line Chart]

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                1 Year     3 Years     5 Years       Life*
--------------------------------------------------------------------------
Cumulative Total Return         +8.43%     +45.82%     +96.54%     +97.33%
Average Annual Total Return     +8.43%     +13.40%     +14.47%     +14.11%

Comparative Indices++

                                        1 Year     3 Years     5 Years       Life*
----------------------------------------------------------------------------------
Average global flexible portfolio+     +21.18%     +14.11%     +14.50%     +13.44%
60% MSCI World Index/40% J.P.
  Morgan Global Government Bond
  Index#                               +12.20%     +14.43%     +14.63%     +13.57%
Lipper Global Flexible Portfolio
  Index+                               +22.38%     +14.36%     +14.98%     +13.85%

 * For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1999. Index information is from November 1, 1994.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

Government Securities Series(2)

(For the 10-year period ended December 31, 1999)

[Tabular Representation of Line Chart]

            Lehman
            Brothers
           Government/   Government
            Mortgage     Securities
             Index        Series
12/89        10000        10000
12/91        12634        12614
12/93        14791        14645
12/95        16943        16850
12/97        19243        18621
12/99        20810        19861

[End of Tabular Representation of Line Chart]

Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                1 Year     3 Years       5 Years      10 Years
------------------------------------------------------------------------------
Cumulative Total Return         -1.88%     +15.96%       +38.69%       +98.61%
Average Annual Total Return     -1.88%      +5.06%        +6.76%        +7.10%

Comparative Indices++

                                       1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Average U.S. government portfolio+     -3.01%     +4.52%      +6.51%      +6.63%
Lehman Brothers Government/
 Mortgage Index#                       -0.54%     +5.81%      +7.67%      +7.60%

++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

High Yield Series(3)

(For the 10-year period ended December 31, 1999)

[Tabular Representation of Line Chart]

           Lehman
           Brothers     Lipper         High
          High Yield   High Yield     Yield
          Bond Index   Bond Series    Series
12/89        10000        10000        10000
12/91        13093        12464        12660
12/93        17741        17684        17130
12/95        20713        20000        19597
12/97        26514        25572        24882
12/99        27587        26767        26757

[End of Tabular Representation of Line Chart]

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                1 Year     3 Years       5 Years       10 Years
-------------------------------------------------------------------------------
Cumulative Total Return         +6.92%     +21.77%       +59.65%       +167.57%
Average Annual Total Return     +6.92%      +6.79%        +9.81%        +10.34%

Comparative Indices++

                                  1 Year    3 Years     5 Years     10 Years
----------------------------------------------------------------------------
Lipper High Yield Bond Index+     +4.75%     +5.81%     +9.46%      +10.35%
Lehman Brothers High Yield
 Bond Index#                      +2.74%     +5.45%     +9.20%      +10.68%

++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

International Growth and Income Series(1)

(For the period from the commencement of the Series' investment operations, October 2, 1995, through December 31, 1999. Index information is from October 1, 1995.)

[Tabular Representation of Line Chart]

            Lipper                  International
          International   MSCI         Growth
           Portfolio      EAFE       and Income
             Index        Index        Series
10/95        10000        10000        10000
12/95        10181        10413        10130
12/96        11649        11075        10620
12/97        12494        11303        11314
12/98        14076        13601        13767
12/99        19401        17314        16135

[End of Tabular Representation of Line Chart]


Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                 1 Year     3 Years       Life*
---------------------------------------------------------------
Cumulative Total Return         +17.20%     +51.93%     +61.35%
Average Annual Total Return     +17.20%     +14.96%     +11.92%

Comparative Indices++

                                            1 Year     3 Years       Life*
--------------------------------------------------------------------------

Lipper International Portfolios Index+     +37.83%     +18.53%     +16.88%
MSCI EAFE Index#                           +27.30%     +16.06%     +13.79%

* For the period from the commencement of the Series' investment operations, October 2, 1995, through December 31, 1999. Index information is from October 1, 1995.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

Strategic Income Series(1)

(For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.)

[Tabular Representation of Line Chart]

          Salomon                 Lehman
         Brothers                Brothers       Credit        Lehman
          World       Stategic  Government/   Suisse First   Brothers
        Government     Income    Corporate    Boston High    High Yield
        Bond Index     Series   Bond Index    Yield Index    Bond Index
 5/98      10000       10000       10000        10000         10000
12/98      11261       10040       10730         9692          9718
12/99      10780       10503       10499        10010          9984

[End of Tabular Representation of Line Chart]

Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                1 Year      Life*
-------------------------------------------------
Cumulative Total Return         +4.61%     +5.03%
Average Annual Total Return     +4.61%     +3.01%

Comparative Indices++

                                                     1 Year         Life*
-------------------------------------------------------------------------
Average multisector income portfolio+                +2.60%        +0.47%
Credit Suisse First Boston High Yield Index#**       +3.28%        +0.06%
Lehman Brothers Government/Corporate Bond Index#     -2.15%        +2.97%
Lehman Brothers High Yield Bond Index#               +2.74%        -0.10%
Salomon Brothers World Government Bond Index#        -4.27%        +4.61%

 * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.
** Effective December 31, 1998, the Credit Suisse First Boston High Yield Index was replaced by the Lehman Brothers High Yield Bond Index as a benchmark. We believe the Lehman Brothers High Yield Index better reflects the Series' investment policies and objectives.

Zero Coupon Series, Portfolio 2000

(For the 10-year period ended December 31, 1999)


[Tabular Representation of Line Chart]

        Merrill Lynch  Zero Coupon
         7-10 Year       Series,   T-Bill
          Treasury      Portfolio  6 Month
           Index+        2000       Index
12/89      10000         10000      10000
12/91      12724         12767      11372
12/93      15457         15889      12154
12/95      17940         17716      13456
12/97      20091         19315      14909
12/99      21414         21316      16405

[End of Tabular Representation of Line Chart]

Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                1 Year     3 Years       5 Years       10 Years
-------------------------------------------------------------------------------
Cumulative Total Return         +2.87%     +18.06%       +44.24%       +113.16%
Average Annual Total Return     +2.87%      +5.69%        +7.60%         +7.86%

Comparative Indices++

                                   1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Merrill Lynch Seven-to-Ten-Year
  Treasury Index+*                 -5.17%        +5.60%      +7.98%       +7.91%
T-Bill 6 Month Index#              +4.84%        +5.04%      +5.20%       +5.07%

++ Average annual rates of return.
 + Source: Standard and Poor's Micropal, Inc.
 # Source: Lipper Analytical Services, Inc.
 * Effective December 31, 1999, the Merrill Lynch Seven-to-Ten-Year Treasury Index was replaced by the T-Bill 6 Month Index as a benchmark. We believe the T-Bill 6 Month Index better reflects the Series' investment objectives and policies.

(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. See the prospectus for details.

(2) Government guarantees apply to individual securities only and not to prices and yields of units in a managed portfolio. See the prospectus for details.

(3) Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Portfolio of Investments -- December 31, 1999

Bond Series

Bonds -- 96.5%

                                                                           Principal Amount
Issuer                                                                       (000 Omitted)      Value
U.S. Bonds -- 86.5%
Aerospace -- 1.1%
Raytheon Co., 6.3s, 2005 ...............................................        $  363       $   342,505
Raytheon Co., 6.5s, 2005 ...............................................           191           180,870
Raytheon Co., 7.2s, 2027 ...............................................            48            42,796
                                                                                             -----------
                                                                                             $   566,171
                                                                                             -----------
Airlines -- 1.6%
American Airlines Pass Through Trust,
  7.024s, 2009 .........................................................        $  213       $   206,879
Atlas Air, Inc., 7.2s, 2019 ............................................            95            86,352
Continental Airlines Pass-Through
  Trust, Inc., 6.545s, 2019 ............................................           200           181,694
Delta Airlines, Inc., 6.65s, 2004 ......................................           263           251,720
Northwest Airlines, Inc., 7.575s, 2019 .................................           107           102,172
                                                                                             -----------
                                                                                             $   828,817
                                                                                             -----------
Apparel and Textiles
Jones Apparel Group, Inc.,
  6.25s, 2001 ..........................................................        $    5       $     4,881
                                                                                             -----------
Automotive -- 6.5%
DaimlerChrysler NA Holdings Co.,
  6.63s, 2001 ..........................................................        $1,030       $ 1,025,478
Federal Mogul Corp., 7.5s, 2004 ........................................           290           274,424
Ford Motor Co., 7.45s, 2031 ............................................           329           316,511
Ford Motor Credit Co., 5.75s, 2004 .....................................           250           237,342
Ford Motor Credit Co., 6.7s, 2004 ......................................           501           490,354
Ford Motor Credit Co., 5.8s, 2009 ......................................            28            24,816
Ford Motor Credit Co., 7.375s, 2009 ....................................           456           450,186
General Motors Acceptance Corp.,
  6.75s, 2002 ..........................................................           600           595,440
                                                                                             -----------
                                                                                             $ 3,414,551
                                                                                             -----------
Banks and Credit Companies -- 10.3%
Aristar, Inc., 7.375s, 2004 ............................................        $1,000       $   995,220
Associates Corp., 5.75s, 2003 ..........................................           500           476,905
Bank United Houston Texas MTBN,
  8s, 2009 .............................................................           316           290,186
Capital One Financial Corp.,
  7.25s, 2003 ..........................................................           413           401,265
Chase Manhattan Corp., 6.75s, 2004 .....................................           259           263,232
General Motors Acceptance Corp.,
  5.95s, 2003 ..........................................................           133           128,291
GS Escrow Corp., 6.75s, 2001 ...........................................            49            47,228
GS Escrow Corp., 7.125s, 2005 ..........................................           160           142,862
Lehman Brothers Holdings, Inc.,
  6.375s, 2001 .........................................................           115           114,028
MBNA, 6.875s, 2004 .....................................................           339           327,667
Morgan Stanley Capital I, Inc.,
  6.01s, 2030 ..........................................................           212           201,229
Morgan Stanley Group, Inc.,
  7.125s, 2003 .........................................................         1,000           999,210
Natexis AMBS Co. LLC, 8.44s, 2049## ....................................           254           238,582
Providian Capital I, 9.525s, 2027## ....................................            71            60,168
Riggs National Corp., 9.65s, 2009 ......................................           250           263,330
Socgen Real Estate Co., 7.64s,
  2049## ...............................................................           467           421,426
                                                                                             -----------
                                                                                             $ 5,370,829
                                                                                             -----------
Building -- 0.9%
Building Materials Corp. America,
  8s, 2008 .............................................................        $  510       $   461,550
                                                                                             -----------
Chemicals -- 1.2%
Lyondell Chemical Co., 9.625s, 2007.....................................        $  570       $   582,825
Lyondell Chemical Co., 9.875s, 2007.....................................            62            63,550
                                                                                             -----------
                                                                                             $   646,375
                                                                                             -----------

                                                                          Principal Amount
Issuer                                                                      (000 Omitted)       Value
U.S. Bonds -- continued
Computer Software -- Services -- 0.1%
Unisys Corp., 12s, 2003 ................................................        $   44       $    46,860
                                                                                             -----------
Consumer Goods and Services -- 0.3%
Protection One Alarm Monitoring,
  7.375s, 2005 .........................................................        $   62       $    48,980
RJ Reynolds Tobacco Holdings, Inc.,
  7.75s, 2006 ..........................................................            98            86,600
                                                                                             -----------
                                                                                             $   135,580
                                                                                             -----------
Containers -- 0.1%
Owens-Illinois, Inc., 8.1s, 2007 .......................................        $   46       $    43,464
                                                                                             -----------
Corporate Asset Backed -- 0.4%
Amresco Residential Securities
  Mortgage Loan, 5.94s, 2015 ...........................................        $   91       $    89,606
Contimortgage Home Equity Loan
  Trust, 6.19s, 2014 ...................................................           125           122,304
                                                                                             -----------
                                                                                             $   211,910
                                                                                             -----------
Entertainment -- 3.7%
Park Place Entertainment, 8.5s, 2006 ...................................        $  597       $   590,743
Time Warner Entertainment Co. LP,
  8.375s, 2033 .........................................................           687           712,412
Time Warner, Inc., 10.15s, 2012 ........................................           515           603,359
                                                                                             -----------
                                                                                             $ 1,906,514
                                                                                             -----------
Food and Beverage Products -- 0.9%
Coca Cola Bottling Co.,
  6.375s, 2009 .........................................................        $  206       $   183,163
J Seagram & Sons, Inc., 7.5s, 2018 .....................................           212           200,866
J Seagram & Sons, Inc., 7.6s, 2028 .....................................            78            73,450
                                                                                             -----------
                                                                                             $   457,479
                                                                                             -----------
Forest and Paper Products -- 4.2%
Georgia Pacific Corp., 9.95s, 2002 .....................................        $  676       $   713,119
Georgia Pacific Corp., 7.7s, 2015 ......................................           500           482,090
Georgia Pacific Corp., 7.75s, 2029 .....................................           963           917,681
Riverwood International Corp.,
  10.25s, 2006 .........................................................            60            60,900
                                                                                             -----------
                                                                                             $ 2,173,790
                                                                                             -----------
Gaming and Hotels -- 0.6%
Harrahs Operating Inc., 7.5s, 2009 .....................................        $  363       $   338,933
                                                                                             -----------
Gas -- 1.3%
Northern Natural Gas Co. Delaware,
  7s, 2011## ...........................................................        $  741       $   692,050
                                                                                             -----------
Government National Mortgage
  Association -- 8.1%
GNMA, 7s, 2028 .........................................................        $  229       $   221,554
GNMA, 7.5s, 2026 .......................................................           296           292,843
GNMA, 8s, 2022 - 2029 ..................................................         2,323         2,348,577
GNMA TBA, 7s, 2027 - 2028 ..............................................           666           643,115
GNMA TBA, 7.5s, 2027 ...................................................           709           700,909
                                                                                             -----------
                                                                                             $ 4,206,998
                                                                                             -----------
Insurance -- 1.4%
Aflac, Inc., 6.5s, 2009 ................................................        $  209       $   191,208
Conseco Finance Corp.,
  10.25s, 2002 .........................................................           132           136,893
Conseco, Inc., 6.4s, 2001 ..............................................             3             2,925
Conseco, Inc., 6.4s, 2003 ..............................................           330           315,480
Conseco, Inc., 9s, 2006 ................................................           107           110,264
                                                                                             -----------
                                                                                             $   756,770
                                                                                             -----------
Media -- 0.3%
Belo Ah Corp., 7.75s, 2027 .............................................        $  158       $   150,367
                                                                                             -----------

14-BDS

                                                                            Principal Amount
Issuer                                                                       (000 Omitted)        Value
U.S. Bonds -- continued
Oil Services -- 0.6%
McDermott, Inc., 9.375s, 2002 ..........................................        $   319       $   318,805
                                                                                              -----------
Oils -- 1.4%
Occidental Petroleum Corp.,
  6.75s, 2002 ..........................................................        $   176       $   172,825
Occidental Petroleum Corp.,
  6.4s, 2003 ...........................................................            173           166,796
Phillips Petroleum Co., 7s, 2029 .......................................            452           407,474
                                                                                              -----------
                                                                                              $   747,095
                                                                                              -----------
Railroads -- 0.5%
Union Pacific Corp., 6.34s, 2003 .......................................        $   256       $   246,979
                                                                                              -----------
Retail -- 1.2%
J.Crew Operating Corp.,
  10.375s, 2007 ........................................................        $   150       $   127,500
K Mart Corp., 8.375s, 2004 .............................................            306           304,470
Kohls Corp., 7.25s, 2029 ...............................................            209           191,116
                                                                                              -----------
                                                                                              $   623,086
                                                                                              -----------
Steel -- 0.6%
USX Corp., 6.65s, 2006 .................................................        $   327       $   310,251
                                                                                              -----------
Stores -- 0.8%
Rite Aid Corp., 6s, 2003## .............................................        $   136       $    93,840
Rite Aid Corp., 7.125s, 2007 ...........................................             84            63,840
Saks, Inc., 7.25s, 2004 ................................................            256           243,699
                                                                                              -----------
                                                                                              $   401,379
                                                                                              -----------
Supermarkets -- 1.3%
Safeway, Inc., 5.875s, 2001 ............................................        $   700       $   683,669
                                                                                              -----------
Telecommunications -- 7.9%
Cable & Wireless Communications,
  6.75s, 2008 ..........................................................        $   458       $   450,791
Cable & Wireless Optus Limited,
  8.125s, 2009## .......................................................            129           128,031
Charter Communications Holdings,
  8.25s, 2007 ..........................................................            500           465,000
Comcast Corp., 9.125s, 2006 ............................................            105           106,927
Global Crossings Holdings Ltd.,
  9.625s, 2008 .........................................................            649           647,377
Lear Corp., 7.96s, 2005## ..............................................            595           572,835
Qwest Communications International,
  Inc., 7.5s, 2008 .....................................................             50            48,609
Sprint Capital Corp., 6.5s, 2001 .......................................            500           495,730
Sprint Capital Corp., 6.9s, 2019 .......................................            465           422,908
Sprint Capital Corp., 6.875s, 2028 .....................................            266           236,397
TCI Communications Financing III,
  9.65s, 2027 ..........................................................            425           467,237
Telecom De Puerto Rico, Inc., 6.65s,
  2006 .................................................................             72            67,896
                                                                                              -----------
                                                                                              $ 4,109,738
                                                                                              -----------
U.S. Federal Agencies -- 3.5%
Federal Home Loan Bank,
  5.7s, 2009 ...........................................................        $   725       $   658,619
Federal National Mortgage Assn.,
  6.625s, 2009 .........................................................            615           597,319
Federal National Mortgage Assn.,
  6.5s, 2028 ...........................................................            594           559,427
                                                                                              -----------
                                                                                              $ 1,815,365
                                                                                              -----------
U.S. Treasury Obligations -- 15.5%
U.S. Treasury Bonds, 9.875s, 2015 ......................................        $ 1,397       $ 1,806,936
U.S. Treasury Bonds, 5.25s, 2028 .......................................          1,760         1,449,800
U.S. Treasury Bonds, 5.25s, 2029 .......................................          2,445         2,021,697
U.S. Treasury Notes, 5.25s, 2004 .......................................            315           301,760
U.S. Treasury Notes, 5.875s, 2004 ......................................            648           635,345
U.S. Treasury Notes, 7.875s, 2004 ......................................            920           972,753

                                                                          Principal Amount
Issuer                                                                      (000 Omitted)        Value
U.S. Bonds -- continued
U.S. Treasury Obligations -- continued
U.S. Treasury Notes, 6s, 2009 ..........................................        $  949       $   919,343
                                                                                             -----------
                                                                                             $ 8,107,634
                                                                                             -----------
Utilities -- Electric -- 9.1%
Beaver Valley Funding Corp. II,
  9s, 2017 .............................................................        $  326       $   322,704
Cleveland Electric Illuminating Co.,
  9s, 2023 .............................................................           304           319,063
CMS Energy Corp., 8.375s, 2003 .........................................           453           442,808
Commonwealth Edison Co.,
  8.5s, 2022 ...........................................................            82            85,112
Connecticut Light & Power Co.,
  7.875s, 2001-2004 ....................................................           151           152,226
El Paso Electric Co., 8.25s, 2003 ......................................         1,000         1,017,770
El Paso Electric Co., 8.9s, 2006 .......................................           158           164,372
Entergy Mississippi, Inc., 6.2s, 2004 ..................................           124           117,039
GGIB Funding Corp., 7.43s, 2011 ........................................            15            14,903
Gulf States Utilities Co., 8.21s, 2002 .................................           151           152,288
Long Island Lighting Co., 8.2s, 2023 ...................................           176           171,626
Niagara Mohawk Power Corp. 0s to
  2003, 8.5s to 2010 ...................................................           639           476,349
Niagara Mohawk Power Corp.,
  7.375s, 2003 .........................................................           378           376,400
Northeast Utilities, 8.58s, 2006 .......................................             7             7,138
RGS Aegco Funding Corp.,
  9.81s, 2022 ..........................................................           400           451,078
Salton Sea Funding Corp.,
  7.84s, 2010 ..........................................................            40            38,076
Toledo Edison Co., 7.875s, 2004 ........................................           236           234,282
Utilicorp United, Inc., 7s, 2004 .......................................            69            66,636
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ..........................................................           162           156,079
                                                                                             -----------
                                                                                             $ 4,765,949
                                                                                             -----------
Utilities -- Gas -- 1.1%
CE Generation LLC, 7.416s, 2018## ......................................        $  150       $   141,000
Texas Gas Transmission Corp.,
  7.25s, 2027 ..........................................................           200           181,730
Williams Cos., Inc., 7.625s, 2019 ......................................           250           240,235
                                                                                             -----------
                                                                                             $   562,965
                                                                                             -----------
  Total U.S. Bonds ..................................................................        $45,106,804
                                                                                             -----------
Foreign Bonds -- 10.0%
Argentina -- 0.9%
Republic of Argentina, 0s, 2001 ........................................        $  533       $   473,037
                                                                                             -----------
Brazil -- 0.4%
Federal Republic of Brazil,
  11.625s, 2004 ........................................................        $   95       $    94,668
Federal Republic of Brazil, 7s, 2009 ...................................           130           104,650
                                                                                             -----------
                                                                                             $   199,318
                                                                                             -----------
Canada -- 1.5%
AT&T Canada, Inc., 7.65s, 2006
  (Telecommunications) .................................................        $  538       $   536,655
Province of Quebec, 7.5s, 2029 .........................................           254           246,220
                                                                                             -----------
                                                                                             $   782,875
                                                                                             -----------
Chile -- 0.4%
Enersis S.A., 7.4s, 2016
  (Utilities -- Electric) ..............................................        $  240       $   204,528
                                                                                             -----------
Finland -- 0.2%
UPM-Kymmene Corp., 7.45s, 2027
  (Forest and Paper Products)## ........................................        $   80       $    72,518
                                                                                             -----------
Israel -- 2.2%
Israel Electric Corporation Limited,
  8.25s, 2009 (Utilities -- Electric)## ................................        $1,166       $ 1,162,339
                                                                                             -----------

                                                                          15-BDS

                                             Principal Amount
Issuer                                         (000 Omitted)         Value
Foreign Bonds -- continued
Mexico -- 0.4%
Nuevo Grupo Isuacell S.A.,
  14.25s, 2006 (Telecommunications)##              $100         $   104,000
United Mexican States, 10.375s, 2009.....            85              90,100
United Mexican States, 11.5s, 2026 ......            25              29,782
                                                                -----------
                                                                $   223,882
                                                                -----------
Netherlands -- 0.5%
Cellco Finance N.V. Turkcell,
  12.75s, 2005 (Industrial)## ...........          $100         $   103,000
Hermes Europe Railtel BV,
  10.375s, 2009
  (Telecommunications) ..................           150             148,500
                                                                -----------
                                                                $   251,500
                                                                -----------
Philippines -- 0.1%
Republic of Philippines, 9.875s, 2019 ...          $ 71         $    70,113
                                                                -----------
South Korea -- 1.0%
Export-Import Bank Korea, 7.1s, 2007
  (Banks and Credit Cos.) ...............          $337         $   331,237
Korea Developmental Bank, 6.625s,
  2003 (Banks and Credit Cos.) ..........           219             207,503
                                                                -----------
                                                                $   538,740
                                                                -----------
Sweden -- 0.9%
AB Spintab, 6.8s, 2049 (Banks and
  Credit Cos.)## ........................          $465         $   448,591
                                                                -----------
United Kingdom -- 1.5%
Abbey National PLC, 6.7s, 2049
  (Banks and Credit Cos.) ...............          $441         $   397,698
British Sky Broadcasting Group,
  6.875s, 2009 (Telecommunications)......           208             182,728
British Sky Broadcasting Group,
  8.2s, 2009 (Telecommunications)##......          $200             191,836
                                                                -----------
                                                                $   772,262
                                                                -----------
  Total Foreign Bonds .....................................     $ 5,199,703
                                                                -----------
  Total Bonds
    (Identified Cost, $52,100,195) ........................     $50,306,507
                                                                -----------
Municipal Bonds -- 1.9%
Jefferson County, AL Sewer Revenue,
  5.375s, 2036 ..........................          $380         $   335,517
Massachusetts Turnpike Authority,
  5s, 2037 ..............................            50              40,903
Minneapolis & St. Paul, MN
  Metropolitan, 5s, 2030 ................           390             324,741
New York City, NY Municipal Water
  Finance, 5.5s, 2024 ...................           305             282,973
                                                                -----------
  Total Municipal Bonds
    (Identified Cost, $1,010,501) .........................     $   984,134
                                                                -----------
Short-Term Obligations
Federal Home Loan Mortgage, due
  1/03/00 at Amortized Cost .............          $ 10         $     9,999
                                                                -----------
  Total Investments
    (Identified Cost, $53,120,695) ........................     $51,300,640
                                                                -----------
Other Assets,
  Less Liabilities -- 1.6% ................................         840,769
                                                                -----------
  Net Assets -- 100.0% ....................................     $52,141,409
                                                                ===========

           See portfolio footnotes and notes to financial statements.

Emerging Markets Equity Series

Stocks -- 97.4%

Issuer                                          Shares           Value
Foreign Stocks -- 96.6%
Argentina -- 0.1%
Banco de Galicia y Buenos Aires S.A.
  de C.V., ADR (Banks and Credit
  Cos.) ..................................        1,800     $    35,662
                                                            -----------
Brazil -- 7.7%
Aracruz Celulose S.A. (Forest and
  Paper Products) ........................        6,300     $   165,375
Banco Itau S.A. (Banks and Credit
  Cos.) ..................................    1,710,000         146,923
Caemi Mineracao e Metalurgica S.A.
  (Minerals) .............................    1,368,000          98,498
Cia Brasileira de Distribuicao Grupo
  Pao de Acucar, ADR
  (Supermarkets) .........................        6,000         193,875
Companhia Cervejaria Brahma, ADR
  (Beverages) ............................        2,500          35,000
Companhia Vale do Rio Doce,
  Preferred (Mining) .....................        3,850         106,707
Companhia Vale Rio Doce, ADR
  (Steel) ................................        8,700         241,164
Petroleo Brasileiro S.A. (Oils) ..........        7,900         201,450
Petroleo Brasileiro S.A., Preferred
  (Oils) .................................    2,821,000         719,324
Tele Centro Sul Participacoes S.A.
  (Telecommunications)* ..................   14,893,683         160,165
Tele Centro Sul Participacoes S.A.,
  ADR (Telecommunications) ...............          900          81,675
Tele Centro Sul Participacoes S.A.,
  Preferred (Telecommunications) .........    7,915,000         144,743
Telemig Celular Participacoes S.A.,
  ADR (Telecommunications) ...............        1,800          83,137
Telesp Participacoes S.A.
  (Telecommunications) ...................        4,100         100,194
Telesp Participacoes S.A., Preferred
  (Telecommunications) ...................       10,255         248,985
Unibanco S.A. (Banks and Credit
  Cos.) ..................................    3,040,000         202,217
                                                            -----------
                                                            $ 2,929,432
                                                            -----------
Chile -- 0.5%
Distribucion y Servicio D&S S.A., ADR
  (Supermarkets) .........................        8,650     $   168,675
                                                            -----------
China -- 3.6%
China Telecom Hong Kong Ltd.
  (Telecommunications)* ..................       10,800     $ 1,388,475
                                                            -----------
Colombia -- 0.1%
Bancolombia S.A. (Banks and Credit
  Cos.) ..................................        7,600     $    35,150
                                                            -----------
Czechoslovakia -- 0.5%
Cesky Telecom A.S., GDR
  (Telecommunications)* ..................       11,900     $   191,590
                                                            -----------
Egypt -- 0.5%
Egypt Mobile Phone
  (Utilities -- Telephone)* ..............        4,500     $   206,431
                                                            -----------
Estonia -- 0.5%
AS Eesti Telekom
  (Telecommunications) ...................        8,915     $   181,420
                                                            -----------
Greece -- 4.8%
Alpha Credit Bank
  (Banks and Credit Cos.) ................        5,040     $   394,829
Antenna TV S.A., ADR
  (Broadcasting)* ........................       15,400         263,725

16-BDS

Issuer                                               Shares             Value
Foreign Stocks -- continued
Greece -- continued
Athens Medical Center, GDR
  (Medical and Health Technology
  and Services) ..........................             1,800         $    93,229
Commercial Bank of Greece
  (Banks and Credit Cos.) ................               404              30,847
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ...................            28,460             674,247
National Bank of Greece, GDR
  (Banks and Credit Cos.) ................             2,640             194,645
Panafon Hellenic Telecom S.A.
  (Telecommunications) ...................            14,020             188,332
                                                                     -----------
                                                                     $ 1,839,854
                                                                     -----------
Hong Kong -- 2.7%
China Telecom Ltd.
  (Telecommunications) ...................            46,000         $   287,019
Hutchison Whampoa Ltd.
  (Conglomerate) .........................            19,000             276,213
I-CABLE Communications Ltd.
  (Telecommunications and Cable)* ........            75,000             101,795
Li & Fung Ltd. (Consumer Goods and
  Services)* .............................           144,000             361,250
                                                                     -----------
                                                                     $ 1,026,277
                                                                     -----------
Hungary -- 2.4%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications) ...................            19,555         $   703,980
Mol Magyar Olaj Es Gazipari KT, GDR
  (Oils)## ...............................             2,810              58,026
OTP Bank Rt. (Banks and Credit
  Cos.) ..................................             1,265              74,113
Richter Gedeon Rt. (Pharmaceuticals) .....               510              33,565
Richter Gedeon Rt. GDR
  (Pharmaceuticals) ......................               610              39,803
                                                                     -----------
                                                                     $   909,487
                                                                     -----------
India -- 6.5%
ICICI Ltd.* (Banks and Credit Cos.) ......            26,300         $   364,913
Infosys Technologies Ltd. (Computer
  Software) ..............................             3,400           1,122,000
Ranbaxy Labs (Medical Technology) ........             1,000              22,100
Ranbaxy Laboratories Ltd. (Medical
  Technology) ............................            10,500             227,850
Satyam Infoway Ltd.* (Computer
  Software) ..............................               700             108,500
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## .................            25,580             625,431
                                                                     -----------
                                                                     $ 2,470,794
                                                                     -----------
Indonesia -- 0.6%
H M Sampoerna Tbk (Tobacco) ..............            90,000         $   229,355
                                                                     -----------
Israel -- 1.8%
ECI Telecom Ltd.
  (Telecommunications) ...................             3,901         $   123,369
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones)## ............            21,900             566,663
                                                                     -----------
                                                                     $   690,032
                                                                     -----------
Malaysia -- 2.4%
Malayan Banking Berhad
  (Banks and Credit Cos.) ................            44,000         $   148,500
Malaysian Pacific Industries Berhad
  (Electronics) ..........................            40,000             245,000

Issuer                                               Shares             Value
Foreign Stocks -- continued
Malaysia -- continued
Resorts World Berhad (Entertainment) .....            57,000         $   155,325
Sime Darby Berhad
  (Holding Company) ......................           129,000             155,445
Telekom Malaysia Berhad
  (Telecommunications) ...................            52,000             191,100
                                                                     -----------
                                                                     $   895,370
                                                                     -----------
Mexico -- 11.3%
Cemex S.A. (Construction)* ...............             6,268         $   174,720
Cifra S.A. de C.V. (Retail)* .............           121,580             244,059
Cifra S.A. de C.V., ADR (Retail)* ........             2,800              56,364
Coca-Cola Femsa S.A., ADR
  (Beverages) ............................            14,900             261,681
Fomento Economico Mexicano
  (Beverages) ............................             6,400             284,800
Grupo Continential, S.A.
  (Food and Beverage Products) ...........            50,100              73,046
Grupo Financiero Banorte S.A. de
  C.V. (Finance)* ........................            68,300             103,190
Grupo Mexico, S.A. (Metals) ..............            28,200             139,883
Grupo Modelo S.A. de C.V. (Brewery) ......           154,200             423,582
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .......................             3,000             204,750
Kimberly-Clark de Mexico S.A. de
  C.V. (Forest and Paper Products) .......           126,100             492,942
Nuevo Grupo Iusacell S.A. de C.V.,
  ADR (Telecommunications)* ..............             4,500              67,219
Organiz Soriana S.A., "B" (General
  Merchandise)* ..........................            58,300             267,940
Pan American Beverage (Food and
  Beverage Products) .....................            10,700             220,019
Telefonos de Mexico S.A. (Utilities --
   Telephone) ............................           228,100           1,277,263
Tubos de Acero de Mexico S.A.
  (Steel) ................................             2,500              33,906
                                                                     -----------
                                                                     $ 4,325,364
                                                                     -----------
Philippines -- 3.9%
Bank of Philippine Islands
  (Banks and Credit Cos.) ................           117,600         $   339,343
Metro Bank & Trust Co.
  (Banks and Credit Cos.) ................            51,100             368,632
Philippine Long Distance Telephone
  Co., ADR (Utilities -- Telephone) ......            16,800             428,358
SM Prime Holding, Inc. (Real Estate) .....         1,864,000             352,398
                                                                     -----------
                                                                     $ 1,488,731
                                                                     -----------
Poland -- 1.2%
Agora S.A. (Entertainment)*## ............             9,811         $   144,712
Bank Rozwoju Eksportu S.A.
  (Banks and Credit Cos.) ................             3,620             114,823
Polski Koncern Naftowy S.A., GDR
  (Oils)*## ..............................            15,500             189,875
                                                                     -----------
                                                                     $   449,410
                                                                     -----------
Singapore -- 4.1%
Datacraft Asia Ltd.
  (Telecommunications) ...................            82,000         $   680,600
DBS Group Holdings Ltd.
  (Financial Services)* ..................            15,608             255,915
Natsteel Electronics Ltd. (Electronics)...            84,000             443,964
Oversea-Chinese Banking Corp. Ltd.
  (Banks and Credit Cos.) ................            20,000             183,784
                                                                     -----------
                                                                     $ 1,564,263
                                                                     -----------

17-EMS

Issuer                                                                              Shares               Value
Foreign Stocks -- continued
South Africa -- 6.9%
Anglo American Corp. (Finance) .........................................              5,193        $   334,379
De Beers Centenary AG
  (Diamonds -- Precious Stones) ........................................             10,024            291,755
De Beers Consolidated Mines Ltd.
  (Mining) .............................................................              2,600             75,237
Dimension Data Holdings Ltd.
  (Finance) ............................................................             57,155            358,729
Imperial Holdings Ltd.
  (Conglomerate)* ......................................................             24,923            272,735
Liberty Life Association of Africa Ltd.
  (Insurance) ..........................................................             18,153            209,571
Nedcor Ltd. (Banks and Credit Cos.)*                                                 11,349            252,815
Sasol Ltd. (Oils) ......................................................             43,840            369,967
South African Breweries Ltd.
  (Brewery) ............................................................             33,086            336,778
South African Breweries Ltd., ADR
  (Brewery) ............................................................             12,200            123,083
                                                                                                   -----------
                                                                                                   $ 2,625,049
                                                                                                   -----------
South Korea -- 12.6%
Korea Thrunet Co. Ltd., "A" (Internet)* ................................                700        $    47,512
Housing & Commercial Bank of Korea
  (Banks and Credit Cos.) ..............................................             17,700            561,410
Hyundai Electronics Industries Co.
  (Electronics) ........................................................             11,500            244,185
Hyundai Indl & Dev .....................................................              5,673             41,985
Hyundai Merchant Marine
  (Transportation -- Marine) ...........................................              1,585             10,348
Hyundai Motor Company*
  (Automotive) .........................................................              7,460             77,957
Kookmin Bank
  (Banks and Credit Cos.) ..............................................             20,514            321,717
Korea Telecom Corp.
  (Telecommunications) .................................................             15,650          1,169,838
L.G. Chemicals (Chemicals) .............................................              8,020            253,672
Pohang Iron & Steel Co. Ltd.
  (Construction) .......................................................              4,650            511,090
Pohang Iron & Steel Co. Ltd., ADR
  (Construction) .......................................................              1,850             64,750
Samsung Corp. (Electronics) ............................................             16,800            251,630
Samsung Electronics (Electronics) ......................................              4,630          1,085,093
Samsung Securities Co. Ltd.
  (Finance) ............................................................              3,587            108,716
Sk Corp. ...............................................................              1,559             47,251
                                                                                                   -----------
                                                                                                   $ 4,797,154
                                                                                                   -----------
Spain -- 1.3%
Repsol S.A., ADR (Oil Services) ........................................             12,100        $   281,325
Terra Networks, S.A. (Internet)* .......................................              3,600            196,687
                                                                                                   -----------
                                                                                                   $   478,012
                                                                                                   -----------
Switzerland -- 0.7%
Compagnie Financiere Richemont AG
  (Conglomerate) .......................................................                110        $   262,612
                                                                                                   -----------
Taiwan -- 13.3%
Acer (Consumer Goods) ..................................................             35,600        $   498,400
Advanced Semiconducor, Inc., GDR
  (Electronics) ........................................................             22,900            439,680
ASE Test Ltd. (Electronics)* ...........................................             20,900            509,437
Far Eastern Textile Ltd., GDR
  (Textiles)* ..........................................................              7,500            177,375
Fubon Insurance Co., GDR
  (Insurance) ..........................................................             19,800            161,370
Ritek Corp. (Computer -- Software
  Systems)## ...........................................................              9,500            106,400

Issuer                                                                             Shares              Value
Foreign Stocks -- continued
Taiwan -- continued
R.O.C. Taiwan Fund* (Financial
  Services) ............................................................             42,300        $   356,906
Taipei Fund (Finance)* .................................................                160          1,601,120
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics) ..........................................             27,800          1,251,000
                                                                                                   -----------
                                                                                                   $ 5,101,688
                                                                                                   -----------
Thailand -- 2.4%
Thai Farmers Bank
  (Banks and Credit Cos.) ..............................................            114,000        $   191,316
Total Access Communications Public
  Co., Ltd., ADR
  (Telecommunications)* ................................................            183,000            721,020
                                                                                                   -----------
                                                                                                   $   912,336
                                                                                                   -----------
Turkey -- 2.2%
Yapi ve Kredi Bankasi
  (Banks and Credit Cos.) ..............................................         27,587,740        $   852,416
                                                                                                   -----------
United Kingdom -- 1.5%
Anglo American PLC, ADR (Metals) .......................................              1,100        $    71,638
Antofagasta Holdings PLC
  (Minerals) ...........................................................             13,200             91,622
Coca-Cola Beverages PLC
  (Beverages) ..........................................................            161,300            307,237
Standard Chartered PLC
  (Banks and Credit Cos.)* .............................................              6,800            108,119
                                                                                                   -----------
                                                                                                   $   578,616
                                                                                                   -----------
Venezuela -- 0.5%
Ca la Electricidad de Caracas, ADR
  (Utilities -- Electric) ..............................................              5,500        $    85,250
Mavesa S.A. (Consumer Goods and
  Services) ............................................................             39,100            119,744
                                                                                                   -----------
                                                                                                   $   204,994
                                                                                                   -----------
  Total Foreign Stocks ....................................................................        $36,838,649
                                                                                                   -----------
U.S. Stocks -- 0.8%
Firstcom Corp. (Telecommunications)*                                                  7,800        $   286,650
                                                                                                   -----------
  Total Stocks (Identified Cost, $30,705,619) .............................................        $37,125,299
                                                                                                   -----------
Warrants
Cemex S.A., ADR (Construction)*,
  (Identified Cost, $1,209) ............................................                691        $     2,850
                                                                                                   -----------
Short-Term Obligations -- 1.9%

                                       Principal Amount
                                        (000 Omitted)
Federal Home Loan Mortgage Corp.,
  due 1/03/00, at Amortized Cost ..          $735         $   734,939
                                                          -----------
  Total Investments
    (Identified Cost, $31,441,767) ..................     $37,863,088
Other Assets,
   Less Liabilities -- 0.7%                                   275,828
                                                          -----------
  Net Assets -- 100.0% ..............................     $38,138,916
                                                          ===========

           See portfolio footnotes and notes to financial statements.

18-EMS

Portfolio of Investments -- December 31, 1999

Global Asset Allocation Series

Stocks -- 60.2%

Issuer                                                                             Shares                 Value
Foreign Stocks -- 34.9%
Australia -- 0.8%
QBE Insurance Group Ltd.
  (Insurance)* .........................................................          226,955          $  1,053,359
                                                                                                   ------------
Bermuda -- 0.3%
Global Crossing Ltd.
  (Telecommunications)* ................................................            6,800          $    340,000
                                                                                                   ------------
Canada -- 1.4%
Abitibi-Consolidated, Inc. (Forest and
  Paper Products) ......................................................            9,190          $    109,131
BCE, Inc. (Telecommunications) .........................................            2,610               235,389
BCE, Inc. (Telecommunications) .........................................            6,200               561,283
Canadian National Railway Co.
  (Railroads) ..........................................................           32,500               855,156
                                                                                                   ------------
                                                                                                   $  1,760,959
                                                                                                   ------------
Finland -- 1.6%
Helsingin Puhelin Oyj
  (Telecommunications) .................................................           14,400          $  1,199,335
Nokia Corp., ADR
  (Telecommunications) .................................................            4,180               794,200
                                                                                                   ------------
                                                                                                   $  1,993,535
                                                                                                   ------------
France -- 5.1%
Aventis S.A. (Pharmaceuticals) .........................................            5,720          $    332,387
Bouygues S.A. (Telecommunications) .....................................              620               393,998
Castorama Dubois Investisse (Stores) ...................................            2,700               821,190
Pernod Ricard Co. (Beverages) ..........................................            9,000               514,830
Sanofi-Synthelabo S.A.
  (Medical and Health Products)* .......................................           19,300               803,527
STMicroelectronics Co. (Electronics)* ..................................            3,700               569,374
Television Francaise (Entertainment) ...................................            1,120               586,535
Total S.A., "B" (Oils) .................................................            9,075             1,210,975
Union des Assurances Federales S.A.
  (Insurance) ..........................................................            4,100               481,454
Vivendi (Business Services) ............................................            4,500               406,289
Wavecom S.A., ADR (Electronics)* .......................................            3,200               303,200
                                                                                                   ------------
                                                                                                   $  6,423,759
                                                                                                   ------------
Germany -- 2.8%
Henkel KGaA, Preferred (Chemicals) .....................................            7,550          $    498,036
Mannesmann AG (Conglomerate) ...........................................           12,090             2,916,114
Wella AG, Preferred (Consumer
  Goods and Services) ..................................................            1,776                39,349
                                                                                                   ------------
                                                                                                   $  3,453,499
                                                                                                   ------------
Greece -- 0.5%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................           23,888          $    565,932
                                                                                                   ------------
Israel -- 0.2%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones) ............................................           11,615          $    300,538
                                                                                                   ------------
Italy -- 1.5%
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................................................           64,090          $    715,805
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) ..........................................          245,900             1,171,365
                                                                                                   ------------
                                                                                                   $  1,887,170
                                                                                                   ------------
Japan -- 6.9%
Canon, Inc. (Special Products and
  Services) ............................................................           30,000          $  1,192,014

Issuer                                                                             Shares                 Value
Foreign Stocks -- continued
Japan -- continued
Daiwa Securities Group, Inc.
  (Banks and Credit Cos. ) .............................................           15,000          $    234,733
Fujitsu Ltd. (Computer Hardware --
   Systems) ............................................................            9,000               410,452
Hitachi Ltd. (Electronics) .............................................          102,000             1,637,111
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................               58               993,345
NTT Mobile Communications
  Network, Inc. (Telecommunications) ...................................               71             2,730,769
Sony Corp. (Electronics) ...............................................            3,000               889,607
Toshiba Corp. (Electronics) ............................................           70,000               534,351
                                                                                                   ------------
                                                                                                   $  8,622,382
                                                                                                   ------------
Netherlands -- 2.3%
Akzo Nobel N.V. (Chemicals) ............................................           17,800          $    892,734
Fox Kids Europe N.V.
  (Telecommunications)* ................................................            2,070                26,476
ING Groep N.V. (Financial Services)* ...................................           16,557               999,473
Koninklijke KPN N.V.
  (Telecommunications)* ................................................            4,200               409,869
Libertel N.V. (Cellular Telephones)* ...................................           21,230               555,899
                                                                                                   ------------
                                                                                                   $  2,884,451
                                                                                                   ------------
Norway -- 0.4%
Storebrand ASA (Insurance) .............................................           63,700          $    485,409
                                                                                                   ------------
Portugal -- 1.0%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) ..............................................           35,004          $    750,174
PT Multimedia SGPS S.A.
  (Conglomerate)* ......................................................              610                34,691
Telecel -- Comunicacoes Pessoais,
  S.A. (Telecommunications) ............................................           28,000               488,121
                                                                                                   ------------
                                                                                                   $  1,272,986
                                                                                                   ------------
Singapore -- 1.0%
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* .......................................................            4,370          $    319,010
DBS Group Holdings Ltd.
  (Financial Services)* ................................................           30,097               493,483
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) ..............................................           76,248               446,497
                                                                                                   ------------
                                                                                                   $  1,258,990
                                                                                                   ------------
Spain -- 0.6%
Repsol S.A. (Oils) .....................................................           24,300          $    563,357
Terra Networks, S.A. (Internet)* .......................................            3,090               168,823
                                                                                                   ------------
                                                                                                   $    732,180
                                                                                                   ------------
Sweden -- 1.3%
Ericsson LM, ADR
  (Telecommunications) .................................................            6,540          $    429,597
Saab AB, "B" (Aerospace) ...............................................          128,700             1,242,307
                                                                                                   ------------
                                                                                                   $  1,671,904
                                                                                                   ------------
Switzerland -- 0.5%
Nestle S.A. (Food and Beverages) .......................................              310          $    568,116
                                                                                                   ------------
United Kingdom -- 6.7%
AstraZeneca Group PLC
  (Medical and Health Products) ........................................           25,958          $  1,100,045
BP Amoco PLC (Oils) ....................................................           45,222               456,175
BP Amoco PLC, ADR (Oils) ...............................................            1,500                88,969
British Aerospace PLC (Aerospace)* .....................................          101,073               664,028
British Telecommunications PLC
  (Telecommunications)* ................................................           68,021             1,646,992
Cable & Wireless Communications
  PLC (Telecommunications) .............................................          151,100             2,158,833

                                                                          19-GAA

Issuer                                                                             Shares               Value
Foreign Stocks -- continued
United Kingdom -- continued
Cable & Wireless Communications
  PLC, ADR (Telecommunications) ........................................           28,100          $    481,713
CGU PLC (Insurance)* ...................................................           48,300               778,879
NDS Group PLC, ADR (Internet)* .........................................               90                 2,745
Next PLC (Stores) ......................................................           59,200               567,630
Thus PLC (Internet)* ...................................................           11,970                75,549
Tomkins PLC (Conglomerate) .............................................          108,500               353,784
                                                                                                   ------------
                                                                                                   $  8,375,342
                                                                                                   ------------
  Total Foreign Stocks ..................................................................          $ 43,650,511
                                                                                                   ------------
U.S. Stocks -- 25.3%
Advertising -- 0.3%
Young & Rubicam, Inc. ..................................................            6,030          $    426,622
                                                                                                   ------------
Automotive -- 0.1%
Harley-Davidson, Inc. ..................................................            1,500          $     96,094
                                                                                                   ------------
Banks and Credit Companies -- 0.3%
Providian Financial Corp. ..............................................            3,680          $    335,110
                                                                                                   ------------
Broadcasting -- 0.1%
Radio One, Inc.* .......................................................              200          $     18,400
Spanish Broadcasting Systems, Inc.*  ...................................            2,750               110,688
                                                                                                   ------------
                                                                                                   $    129,088
                                                                                                   ------------
Business Machines -- 0.7%
Sun Microsystems, Inc.* ................................................           10,400          $    805,350
                                                                                                   ------------
Business Services -- 0.2%
Bea Systems, Inc.* .....................................................              600          $     41,962
Finisar Corp.* .........................................................               50                 4,494
First Data Corp. .......................................................            4,070               200,702
Official Payments Corp.* ...............................................               60                 3,120
                                                                                                   ------------
                                                                                                   $    250,278
                                                                                                   ------------
Cellular Telephones -- 0.5%
Sprint Corp. (PCS Group)* ..............................................            6,000          $    615,000
TeleCorp PCS, Inc.* ....................................................               70                 2,660
Tritel Inc.* ...........................................................               50                 1,584
                                                                                                   ------------
                                                                                                   $    619,244
                                                                                                   ------------
Communication Services -- 0.1%
Ancor Communications, Inc.* ............................................            2,220          $    150,683
                                                                                                   ------------
Computer Software -- Services -- 2.0%
America Online, Inc.* ..................................................            5,620          $    423,959
Digimarc Corp.* ........................................................            1,580                79,000
eBenX, Inc.* ...........................................................               20                   905
EMC Corp.* .............................................................            5,570               608,522
Informatica Corp.* .....................................................               50                 5,319
McAfee.com Corp.* ......................................................               70                 3,150
Metasolv Software, Inc.* ...............................................               30                 2,453
Microsoft Corp.* .......................................................           11,610             1,355,467
Ondisplay Inc.* ........................................................               10                   909
VA Linux Systems Inc.* .................................................               40                 8,265
                                                                                                   ------------
                                                                                                   $  2,487,949
                                                                                                   ------------
Computer Software -- Systems -- 3.6%
Agile Software Corp.* ..................................................              100          $     21,723
Ariba, Inc.* ...........................................................              100                17,738
BMC Software, Inc.* ....................................................            8,820               705,049
Cadence Design Systems, Inc.* ..........................................            8,200               196,800
Computer Associates International, Inc. ................................            5,320               372,067
Compuware Corp.* .......................................................           15,660               583,335
Comverse Technology, Inc.* .............................................            1,450               209,888
Foundry Networks, Inc.* ................................................               50                15,084
JNI Corp.* .............................................................               25                 1,650
Keane, Inc.* ...........................................................            1,300                41,275
Open TV Corp.* .........................................................               50                 4,013

Issuer                                                                             Shares              Value
U.S. Stocks -- continued
Computer Software -- Systems -- continued
Oracle Corp.* ..........................................................           17,405          $  1,950,448
VERITAS Software Corp.* ................................................            2,460               352,087
                                                                                                   ------------
                                                                                                   $  4,471,157
                                                                                                   ------------
Conglomerates -- 0.9%
Sodexho Marriott Services, Inc. ........................................            4,220          $     54,860
Tyco International Ltd. ................................................           28,776             1,118,667
                                                                                                   ------------
                                                                                                   $  1,173,527
                                                                                                   ------------
Consumer Goods and Services -- 0.4%
Colgate-Palmolive Co. ..................................................            3,260          $    211,900
Galileo International, Inc. ............................................            8,610               257,762
                                                                                                   ------------
                                                                                                   $    469,662
                                                                                                   ------------
Electrical Equipment -- 0.6%
General Electric Co. ...................................................            5,120          $    792,320
                                                                                                   ------------
Electronics -- 2.0%
Agilent Technologies, Inc.* ............................................            2,010          $    155,398
Altera Corp.* ..........................................................            3,560               176,442
Analog Devices, Inc.* ..................................................            6,140               571,020
E Tek Dynamics, Inc.* ..................................................              700                94,237
Flextronics International Ltd.* ........................................            8,320               382,720
Intel Corp. ............................................................            2,260               186,026
KLA-Tencor Corp.* ......................................................              400                44,550
Lam Research Corp.* ....................................................              400                44,625
LSI Logic Corp.* .......................................................            1,260                85,050
Micron Technology, Inc.* ...............................................            1,380               107,295
Novellus Systems, Inc.* ................................................            2,130               260,992
SCI Systems, Inc.* .....................................................            2,250               184,922
SDL, Inc.* .............................................................              590               128,620
Teradyne, Inc.* ........................................................              700                46,200
Varian Semiconductor
  Equipment Inc.* ......................................................            1,800                61,200
Virata Corp.* ..........................................................               20                   598
                                                                                                   ------------
                                                                                                   $  2,529,895
                                                                                                   ------------
Entertainment -- 2.6%
CBS Corp.* .............................................................            6,570          $    420,069
Clear Channel Communications, Inc.* ....................................            5,965               532,376
Comcast Corp., "A" .....................................................           13,150               664,897
Infinity Broadcasting Corp.* ...........................................           22,150               801,553
Macromedia, Inc.* ......................................................            1,100                80,437
Radio Unica Communications Co.* ........................................               75                 2,166
Time Warner, Inc. ......................................................            7,750               561,391
Univision Communications, Inc., "A"* ...................................            1,360               138,975
                                                                                                   ------------
                                                                                                   $  3,201,864
                                                                                                   ------------
Financial Institutions -- 0.8%
Citigroup, Inc. ........................................................            6,910          $    383,937
Goldman Sachs Group, Inc. ..............................................            2,200               207,212
Morgan Stanley Dean Witter & Co. .......................................            2,900               413,975
                                                                                                   ------------
                                                                                                   $  1,005,124
                                                                                                   ------------
Food and Beverage Products -- 0.1%
Keebler Foods Co.* .....................................................            5,800          $    163,125
                                                                                                   ------------
Forest and Paper Products -- 0.2%
Bowater, Inc. ..........................................................            3,670          $    199,327
                                                                                                   ------------
Insurance -- 0.6%
American International Group, Inc. .....................................            4,615          $    498,997
Aon Corp. ..............................................................            2,300                92,000
Gallagher (Arthur J.) & Co. ............................................              900                58,275
Marsh & McLennan Cos., Inc. ............................................            1,000                95,687
                                                                                                   ------------
                                                                                                   $    744,959
                                                                                                   ------------

20-GAA

Issuer                                                                             Shares                      Value
U.S. Stocks -- continued
Internet -- 0.7%
Akamai Technologies, Inc.* .............................................               50                  $     16,381
Allaire Corp.* .........................................................              300                        43,894
C Bridge Internet Solutions, Inc.* .....................................               20                           973
CacheFlow, Inc.* .......................................................               50                         6,534
Cnet, Inc.* ............................................................              930                        52,777
Deltathree.com, Inc.* ..................................................               30                           773
Digital Impact, Inc.* ..................................................               40                         2,005
Digital Insight Corp.* .................................................               50                         1,819
Ebay, Inc.* ............................................................            1,200                       150,225
Espeed Inc.* ...........................................................              100                         3,556
Expedia, Inc.* .........................................................               40                         1,400
Freemarkets Inc.* ......................................................               10                         3,413
Harris Interactive Inc.* ...............................................               30                           392
Internap Network Services Corp.* .......................................              125                        21,625
Jupiter Communications Inc.
  (Telecommunications) .................................................               25                           756
Lifeminders.com, Inc.* .................................................               30                         1,733
Mediaplex, Inc.* .......................................................               30                         1,883
MedicaLogic, Inc.* .....................................................               40                           840
NextCard, Inc.* ........................................................            2,500                        72,187
Retek, Inc.* ...........................................................               30                         2,257
SciQuest.com, Inc.* ....................................................               30                         2,385
VeriSign, Inc.* ........................................................            2,640                       504,075
                                                                                                           ------------
                                                                                                           $    891,883
                                                                                                           ------------
Medical and Health Products -- 0.3%
American Home Products Corp. ...........................................            6,600                  $    260,288
Pharmacia & Upjohn, Inc. ...............................................            3,300                       148,500
                                                                                                           ------------
                                                                                                           $    408,788
                                                                                                           ------------
Medical and Health Technology
  and Services -- 0.2%
Health Management Associates,
  Inc., "A"* ...........................................................           17,410                  $    232,859
                                                                                                           ------------
Oils -- 0.2%
Conoco, Inc., "A" ......................................................            6,900                  $    170,775
EOG Resources, Inc. ....................................................            7,150                       125,572
                                                                                                           ------------
                                                                                                           $    296,347
                                                                                                           ------------
Photographic Products
Polaroid Corp. .........................................................            1,180                  $     22,199
                                                                                                           ------------
Restaurants and Lodging -- 0.3%
Cendant Corp.* .........................................................            8,470                  $    224,984
Wendy's International, Inc. ............................................            6,960                       143,550
                                                                                                           ------------
                                                                                                           $    368,534
                                                                                                           ------------
Retail -- 0.2%
Tandy Corp. ............................................................            5,200                  $    255,775
                                                                                                           ------------
Special Products and Services
Harmonic Lightwaves, Inc.* .............................................              300                  $     28,481
                                                                                                           ------------
Stores -- 1.1%
Costco Wholesale Corp.* ................................................            4,870                  $    444,388
CVS Corp. ..............................................................            9,090                       363,032
Office Depot, Inc.* ....................................................            8,090                        88,484
Wal-Mart Stores, Inc. ..................................................            7,730                       534,336
                                                                                                           ------------
                                                                                                           $  1,430,240
                                                                                                           ------------
Supermarkets -- 0.5%
Kroger Co.* ............................................................           23,320                  $    440,165
Safeway, Inc.* .........................................................            3,570                       126,958
                                                                                                           ------------
                                                                                                           $    567,123
                                                                                                           ------------
Telecommunications -- 5.7%
AES Corp.* .............................................................            9,500                  $    710,125
Airnet Commerce Corp.* .................................................               60                         2,183
American Tower Corp., "A"* .............................................            1,740                        53,179



Issuer                                                                             Shares                 Value
U.S. Stocks -- continued
Telecommunications -- continued
AT&T Corp.* ............................................................            4,060          $    230,405
Bell Atlantic Corp. ....................................................            2,600               160,063
Cisco Systems, Inc.* ...................................................           17,580             1,883,257
Corning, Inc. ..........................................................            3,970               511,882
Cox Communications, Inc.* ..............................................            5,510               283,765
EchoStar Communications, Corp.* ........................................            1,100               107,250
Emulex Corporation* ....................................................              500                56,250
Firstcom Corp.* ........................................................            2,000                73,500
Global TeleSystems Group, Inc.* ........................................            8,020               277,692
iBasis, Inc.* ..........................................................               20                   575
Lucent Technologies, Inc. ..............................................            2,420               181,046
MCI WorldCom, Inc.* ....................................................           14,400               764,100
Metromedia Fiber Network, Inc., "A"*....................................              440                21,093
Motorola, Inc. .........................................................            2,940               432,915
Network Solutions, Inc.* ...............................................              970               211,036
Next Level Communications, Inc.* .......................................               30                 2,246
Nextel Communications, Inc.* ...........................................            3,580               369,187
Nortel Networks Corp. ..................................................            2,390               241,390
NTL, Inc.* .............................................................              400                49,900
Qwest Communications
  International, Inc.* .................................................            6,380               274,340
Winstar Communications, Inc.* ..........................................            2,800               210,700
                                                                                                   ------------
                                                                                                   $  7,108,079
                                                                                                   ------------
  Total U.S. Stocks ......................................................................         $ 31,661,686
                                                                                                   ------------
  Total Stocks (Identified Cost, $54,909,682) ............................................         $ 75,312,197
                                                                                                   ------------
Bonds -- 32.1%
                                                                           Principal Amount      Bonds
                                                                            (000 Omitted)      Principal
U.S. Bonds -- 22.2%
Building Materials -- 1.6%
American Standard, Inc.,
  7.375s, 2008 .........................................................         $650        $   602,875
Building Materials Corp., 8s, 2007 .....................................          650            591,500
Nortek, Inc., 9.875s, 2004 .............................................          650            640,250
Williams Scotsman, Inc., 9.875s, 2007...................................          200            193,500
                                                                                             -----------
                                                                                             $ 2,028,125
                                                                                             -----------
Consumer Goods and Services -- 0.1%
Kindercare Learning Centers, Inc.,
  9.5s, 2009 ...........................................................         $100        $    96,250
                                                                                             -----------
Container, Forest and Paper
  Products -- 1.2%
Ball Corp., 8.25s, 2008 ................................................         $250        $   241,875
Gaylord Container Corp., 9.75s, 2007                                              125            117,500
Riverwood International Corp.,
  10.25s, 2006 .........................................................          650            659,750
Silgan Holdings, Inc., 9s, 2009 ........................................          500            480,000
                                                                                             -----------
                                                                                             $ 1,499,125
                                                                                             -----------
Energy -- 0.9%
Ocean Energy, Inc., 8.875s, 2007 .......................................         $550        $   545,875
P&L Coal Holdings Corp.,
  9.625s, 2008 .........................................................          650            632,125
                                                                                             -----------
                                                                                             $ 1,178,000
                                                                                             -----------
Food and Beverage Products -- 0.4%
Borden, Inc., 9.25s, 2019 ..............................................         $530        $   474,101
                                                                                             -----------
Industrial -- 0.2%
IMO Industries, Inc., 11.75s, 2006 .....................................         $250        $   266,875
                                                                                             -----------
Media -- 0.5%
CSC Holdings, Inc., 9.25s, 2005 ........................................         $250        $   260,625
Hollinger International Publishing,
  Inc., 9.25s, 2007 ....................................................          350            344,750
                                                                                             -----------
                                                                                             $   605,375
                                                                                             -----------

                                                                          21-GAA

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)             Value
U.S. Bonds -- continued
Telecommunications -- 2.4%
Adelphia Communications Corp.,
  9.375s, 2009 .........................................................      $    650              $    638,625
Charter Communications Holdings,
  8.25s, 2007 ..........................................................           650                   604,500
Global Crossings Holdings Ltd.,
  9.625s, 2008 .........................................................           650                   648,375
Nextel Communications, Inc.,
  0s to 2002, 9.75s, 2007 ..............................................            75                    53,438
Nextel Communications, Inc.,
  9.375s, 2009## .......................................................           650                   638,625
Pagemart Wireless, Inc., 0s to 2003,
  11.25s, 2008 .........................................................           300                   105,000
Western Wireless Corp., 10.5s, 2007.....................................           250                   266,875
                                                                                                    ------------
                                                                                                    $  2,955,438
                                                                                                    ------------
U.S. Treasury Obligations -- 14.7%
U.S. Treasury Notes, 5.5s, 2008 ........................................      $ 10,500              $  9,833,880
U.S. Treasury Notes, 6s, 2009 ..........................................         8,859                 8,582,156
                                                                                                    ------------
                                                                                                    $ 18,416,036
                                                                                                    ------------
Utilities -- Electric -- 0.2%
Esi Tractebel Acquisition Corp.,
  7.99s, 2011 ..........................................................      $    300              $    270,000
                                                                                                    ------------
  Total U.S. Bonds ...................................................................              $ 27,789,325
                                                                                                    ------------
Foreign Bonds -- 9.9%
Argentina -- 0.1%
Argentina Republic, 0s, 2001 ...........................................      $    150              $    125,625
                                                                                                    ------------
Brazil -- 0.2%
Federal Republic of Brazil, 5s, 2014 ...................................      $    322              $    241,544
                                                                                                    ------------
Bulgaria -- 0.2%
National Republic of Bulgaria,
  6.5s, 2024 ...........................................................      $    390              $    312,507
                                                                                                    ------------
Germany -- 0.7%
Federal Republic of Germany,
  4.5s, 2009 ...........................................................   EUR     930              $    877,129
                                                                                                    ------------
Grand Cayman Islands -- 0.2%
Pemex Finance Ltd., 9.69s, 2009 ........................................      $    290              $    298,439
                                                                                                    ------------
Greece -- 0.7%
Hellenic Republic, 6.6s, 2004 ..........................................   GRD 200,000              $    613,525
Hellenic Republic, 8.7s, 2005 ..........................................        99,000                   331,410
                                                                                                    ------------
                                                                                                    $    944,935
                                                                                                    ------------
Mexico -- 0.5%
United Mexican States, 10.375s, 2009                                          $    195              $    206,700
United Mexican States, 11.5s, 2026 .....................................           315                   375,259
                                                                                                    ------------
                                                                                                    $    581,959
                                                                                                    ------------
Netherlands -- 0.3%
Netia Holdings B V (Yankee),
  10.25s, 2007 .........................................................      $    385              $    327,250
                                                                                                    ------------
Peru -- 0.2%
Republic of Peru, 4.5s, 2017 ...........................................      $    300              $    207,750
                                                                                                    ------------
Philippines -- 0.1%
Republic of Philippines,
  9.875s, 2019 .........................................................      $     75              $     74,062
                                                                                                    ------------
United Kingdom -- 6.7%
Colt Telecom Group PLC, 8.875s,
  2007 (Telecommunications) ............................................   EUR     300              $    163,359
Polestar Corp.
  (Industrial), 10.5s, 2008 ............................................   GBP     250                   383,373

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)                Value
Foreign Bonds -- continued
United Kingdom -- continued
United Kingdom Treasury,
  7.25s, 2007 ..........................................................         4,425                 7,778,546
                                                                                                    ------------
                                                                                                    $  8,325,278
                                                                                                    ------------
  Total Foreign Bonds ........................................................................      $ 12,316,478
                                                                                                    ------------
  Total Bonds (Identified Cost, $41,106,337) .................................................      $ 40,105,803
                                                                                                    ------------
Preferred Stock -- 0.6%

                                          Shares
Media -- 0.6%
Primedia, Inc., 8.625%,*
  (Identified Cost, $742,500) .........    7,500     $    690,000
                                                     ------------
Call Options Purchased -- 0.1%

                                                                              Principal Amount
                                                                                of Contracts
Issuer/Expiration Month/Strike Price                                            (000 Omitted)
Canadian Dollars/September/1.4518 ........................................   CAD  7,789           $    118,684
Swiss Francs/Euro/February/1.59 ..........................................   CHF 17,964                  6,000
                                                                                                  ------------
  Total Call Options Purchased
    (Premiums Paid, $138,505) ...............................................................     $    124,684
                                                                                                  ------------
Put Options Purchased
Euro/February/1.05 .......................................................   EUR  8,878           $     33,611
Japanese Yen/January/110 .................................................   JPY 18,700                  5,460
Japanese Yen/February/109.75 .............................................      830,502                  6,644
                                                                                                  ------------
  Total Put Options Purchased
    (Premiums Paid, $105,441) ...............................................................     $     45,715
                                                                                                  ------------
Short-Term Obligations -- 6.0%

                                        Principal Amount
Issuer                                   (000 Omitted)
Federal Home Loan Bank, due 1/03/00,
  at Amortized Cost ................     $    7,500        $  7,499,437
                                                           ------------
  Total Investments
    (Identified Cost, $104,501,902) ..................     $123,777,836
                                                           ------------
Call Options Written -- (0.1)%

                                             Principal Amount
                                               of Contracts
Issuer/Expiration Month/Strike Price           (000 Omitted)
Australian Dollars/April/.625 ...........         AUD  6,385  $    (32,257)
British Pounds/February/1.585 ...........         GBP  8,395       (28,787)
Canadian Dollars/ September/1.4 .........         CAD  7,511       (40,666)
                                                               ------------
  Total Call Options Written
    (Premiums Received $174,193) ...........................   $   (101,710)
                                                               ------------
Put Options Written

Canadian Dollars/September/1.55
  (Premiums Received $50,970).........            CAD 8,316    $     (7,277)
                                                               ------------
Other Assets,
  Less Liabilities -- 1.1%                                        1,404,834
                                                               ------------
  Net Assets -- 100.0% ................................        $125,073,683
                                                               ============

           See portfolio footnotes and notes to financial statements.

22-GAA

Portfolio of Investments -- December 31, 1999

Global Governments Series

Bonds -- 79.2%

                                                                               Principal Amount
Issuer                                                                          (000 Omitted)          Value
U.S. Bonds -- 37.1%
U.S. Treasury Notes, 7.875s, 2004 ........................................     $   1,875           $ 1,982,513
U.S. Treasury Notes, 6s, 2004 ............................................         1,625             1,599,601
U.S. Treasury Notes, 5.875s, 2005 ........................................        22,950            22,279,401
U.S. Treasury Notes, 3.875s, 2009 ........................................         1,742             1,683,050
                                                                                                   -----------
  Total U.S. Bonds .....................................................................           $27,544,565
                                                                                                   -----------
Foreign Bonds -- 42.1%
Canada -- 2.3%
Government of Canada, 5s, 2004 ...........................................  CAD    2,572           $ 1,691,231
                                                                                                   -----------
Denmark -- 2.1%
Kingdom of Denmark, 7s, 2007 .............................................  DKK   10,436           $ 1,543,650
                                                                                                   -----------
France -- 2.1%
Republic of France, 4s, 2009 .............................................  EUR    1,720           $ 1,541,669
                                                                                                   -----------
Germany -- 13.0%
Federal Republic of Germany,
  4.5s, 2009 .............................................................  EUR   10,266           $ 9,682,370
                                                                                                   -----------
Greece -- 3.1%
Hellenic Republic, 8.9s, 2003 ............................................  GRD  376,000           $ 1,225,974
Hellenic Republic, 8.7s, 2005 ............................................       210,000               702,992
Hellenic Republic, 8.6s, 2008 ............................................       120,000               414,349
                                                                                                   -----------
                                                                                                   $ 2,343,315
                                                                                                   -----------
Italy -- 6.5%
Republic of Italy, 5s, 2008 ..............................................  EUR    4,991           $ 4,865,088
                                                                                                   -----------
Japan -- 0.8%
Federal National Mortgage Assn.,
  1.75s, 2008 ............................................................  JPY   60,000           $   599,824
                                                                                                   -----------
Sweden -- 2.0%
Kingdom of Sweden, 13s, 2001 .............................................  SEK    4,300           $   563,075
Kingdom of Sweden, 6s, 2005 ..............................................         2,100               252,865
Kingdom of Sweden, 9s, 2009 ..............................................         4,600               666,580
                                                                                                   -----------
                                                                                                   $ 1,482,520
                                                                                                   -----------
United Kingdom -- 10.2%
UK Treasury, 6.5s, 2003 ..................................................  GBP    4,651           $ 7,575,212
                                                                                                   -----------
  Total Foreign Bonds ..................................................................           $31,324,879
                                                                                                   -----------
  Total Bonds
    (Identified Cost, $62,248,187) .....................................................           $58,869,444
                                                                                                   -----------
Call Options Purchased -- 0.7%

                                          Principal Amount
                                          of Contracts
Issuer/Expiration Month/Strike Price      (000 Omitted)
Canadian Dollars/September/1.4518 .....       CAD   5,567       $ 84,821
Japanese Government Bonds/
 February/130.2 .......................       JPY 440,000        128,753
Japanese Government Bonds/
  February/128 ........................           560,000        271,834
Swiss Francs/Euro/February/1.59 .......       CHF  11,484          3,835
                                                                --------
  Total Call Options Purchased
    (Premiums Paid, $313,218) ...........................       $489,243
                                                                --------
Put Options Purchased
Euro/February/1.05 ....................      EUR   5,667        $ 21,456
Japanese Yen/January/110 ..............      JPY  11,890           3,472
Japanese Yen/February/109.75 ..........          555,434           4,443
                                                                --------
  Total Put Options Purchased
    (Premiums Paid, $68,324) ............................       $ 29,371
                                                                --------

                                             Principal Amount
Issuer                                        (000 Omitted)      Value
Short-Term Obligations -- 14.8%
Federal Home Loan Mortgage, due
  1/03/00 - 1/06/00, at Amortized
  Cost ............................               $  11,000  $ 10,998,267
                                                             ------------
  Total Investments
    (Identified Cost, $73,627,996) ........................  $ 70,386,325
                                                             ------------
Call Options Written -- (0.1)%

                                             Principal Amount
                                               of Contracts
Issuer/Expiration Month/Strike Price           (000 Omitted)
Australian Dollars/April/0.625 ..........       AUD   4,979  $   (25,154)
Canadian Dollars/September/1.40 .........       CAD   5,368      (29,063)
                                                             ------------
  Total Call Options Written
    (Premiums Received $84,170) ...........................  $   (54,217)
                                                             ------------
Put Options Written

Canadian Dollars/September/1.55 .........       CAD   5,943   $   (5,201)
Japanese Government Bonds/
  February/128 ..........................       JPY 560,000       (8,769)
Japanese Government Bonds/
  February/130.20 .......................           440,000      (16,794)
                                                              -----------
  Total Put Options Written
    (Premiums Received $254,347) ..........................   $  (30,764)
                                                              -----------
Other Assets,
  Less Liabilities -- 5.4%                                      4,016,767
                                                              -----------
  Net Assets -- 100.0% ....................................   $74,318,111
                                                              ===========

           See portfolio footnotes and notes to financial statements.

                                                                          23-GGS

Portfolio of Investments -- December 31, 1999

Global Total Return Series

Stocks -- 63.3%

Issuer                                                                             Shares               Value
Foreign Stocks -- 48.7%
Australia -- 1.6%
Australia & New Zealand
  Banking Group Ltd.
  (Banks and Credit Cos.)* .............................................            55,336          $    400,834
QBE Insurance Group Ltd.
  (Insurance)* .........................................................           285,610             1,325,593
                                                                                                    ------------
                                                                                                    $  1,726,427
                                                                                                    ------------
Canada -- 1.9%
BCE, Inc. (Telecommunications) .........................................             9,400          $    847,762
Canadian National Railway Co.
  (Railroads) ..........................................................            43,920             1,155,645
                                                                                                    ------------
                                                                                                    $  2,003,407
                                                                                                    ------------
France -- 7.6%
Aventis S.A. (Pharmaceuticals) .........................................             6,900          $    400,957
AXA (Insurance) ........................................................             2,900               404,210
Castorama-Dubois Investisse
  (Stores -- Building Products) ........................................             3,093               940,718
Pernod-Ricard (Beverages) ..............................................             6,100               348,940
Pinault-Printemps-Redoute S.A.
  (Retail) .............................................................             8,315             2,193,998
Sanofi-Synthelabo S.A. (Medical and
  Health Products)* ....................................................             9,280               386,359
SEITA (Tobacco) ........................................................             1,400                63,447
STMicroelectronics Co. (Electronics)* ..................................             4,800               738,647
Television Francaise (Entertainment) ...................................             4,190             2,194,270
Total Fina S.A. (Oils) .................................................             6,492               449,571
                                                                                                    ------------
                                                                                                    $  8,121,117
                                                                                                    ------------
Germany -- 4.1%
Bayerische HypoVereinsbank (Banks
  and Credit Cos.) .....................................................             5,700          $    389,204
Henkel KGaA (Chemicals) ................................................            11,832               780,498
Mannesmann AG
  (Telecommunications) .................................................            12,090             2,916,114
Porsche AG (Automotive) ................................................               111               304,064
                                                                                                    ------------
                                                                                                    $  4,389,880
                                                                                                    ------------
Hong Kong -- 0.6%
China Telecom Ltd.
  (Telecommunications)* ................................................           108,000          $    673,871
                                                                                                    ------------
Israel
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones) ............................................               600          $     15,525
                                                                                                    ------------
Italy -- 2.4%
San Paolo Imi S.p.A. (Banks and
  Credit Cos.) .........................................................            46,230          $    628,071
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................................................           125,840               599,449
Telecom Italia S.p.A.
  (Telecommunications) .................................................            91,800             1,294,325
Unione Immobiliare S.p.A. (Real
  Estate) ..............................................................            99,271                45,989
                                                                                                    ------------
                                                                                                    $  2,567,834
                                                                                                    ------------
Japan -- 14.0%
Canon, Inc. (Office Equipment) .........................................            50,000          $  1,986,690
East Japan Railway Co. (Railroads) .....................................                64               345,116
Fuji Heavy Industries Ltd.
  (Automotive) .........................................................            38,000               260,325
Fujitsu Ltd. (Computer Hardware --
   Systems) ............................................................            26,000             1,185,751
Hitachi Ltd. (Electronics) .............................................            98,000             1,572,910
Mitsubishi Motor (Automotive) ..........................................            66,000               225,426

Issuer                                                                             Shares                 Value
Foreign Stocks -- continued
Japan -- continued
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................                21          $    359,659
NTT Mobile Communications
  Network, Inc. (Telecommunications) ...................................                33             1,269,231
Orix Corp. (Financial Services) ........................................             2,100               473,106
Rohm Co. (Electronics) .................................................             5,500             2,260,716
Secom Co. (Security Services) ..........................................            11,000             1,211,098
Sony Corp. (Electronics) ...............................................             3,600             1,067,528
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................................................            13,000               642,494
Terumo Corp. (Medical Supplies) ........................................            21,000               561,069
Tokyo Marine & Fire Insurance
  (Insurance) ..........................................................            62,000               725,093
Toshiba Corp. (Electronics) ............................................            47,000               358,779
Uni-Charm Corp. (Forest and Paper
  Products) ............................................................             2,500               144,108
Ushio, Inc. (Electronics) ..............................................            17,000               327,755
                                                                                                    ------------
                                                                                                    $ 14,976,854
                                                                                                    ------------
Mexico -- 0.5%
Fomento Economico Mexicano S.A.
  (Beverages) ..........................................................             7,100          $    315,950
Panamerican Beverages, Inc. "A"
  (Beverages) ..........................................................             9,900               203,569
                                                                                                    ------------
                                                                                                    $    519,519
                                                                                                    ------------
Netherlands -- 3.1%
Akzo Nobel N.V. (Chemicals) ............................................            30,376          $  1,523,465
Hunter Douglas N.V., ADR (Consumer
  Goods and Services)* .................................................            17,500               475,855
ING Groep N.V. (Financial Services)* ...................................             6,254               377,526
Koninklijke KPN N.V.
  (Telecommunications)* ................................................             4,000               390,352
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................................................             8,229               497,340
                                                                                                    ------------
                                                                                                    $  3,264,538
                                                                                                    ------------
South Korea -- 0.1%
Korea Electric Power Corp., ADR
  (Utilities -- Electric) ..............................................             7,952          $    133,196
                                                                                                    ------------
Spain -- 3.1%
Altadis (Tobacco) ......................................................            69,027          $    981,581
Banco Popular Espanol S.A.
  (Banks and Credit Cos.) ..............................................             5,200               339,091
Repsol S.A. (Oils) .....................................................            18,800               435,849
Telefonica S.A. (Telecommunications)* ..................................            64,000             1,598,469
                                                                                                    ------------
                                                                                                    $  3,354,990
                                                                                                    ------------
Sweden -- 1.2%
Saab AB, "B" (Aerospace and
  Defense) .............................................................            78,515          $    757,885
Skandia Forsakrings AB (Insurance) .....................................            15,900               481,024
                                                                                                    ------------
                                                                                                    $  1,238,909
                                                                                                    ------------
Switzerland -- 1.2%
Clariant AG (Chemicals) ................................................               530          $    252,730
Nestle S.A. (Food and Beverage
  Products) ............................................................               586             1,073,922
                                                                                                    ------------
                                                                                                    $  1,326,652
                                                                                                    ------------
United Kingdom -- 7.3%
AstraZeneca Group PLC
  (Pharmaceuticals) ....................................................             8,866          $    375,722
Avis Europe PLC (Auto Rental)* .........................................           158,305               562,179
Boots Co. PLC (Retail)* ................................................            66,400               649,528

24-GTS

Issuer                                                                         Shares                  Value
Foreign Stocks -- continued
United Kingdom -- continued
British Aerospace PLC (Aerospace
  and Defense)* ........................................................       49,818               $    327,294
British Petroleum Amoco PLC, ADR
  (Oils) ...............................................................       25,724                  1,525,755
British Telecommunications PLC
  (Telecommunications)* ................................................       42,578                  1,030,941
Cable & Wireless Communications
  PLC (Telecommunications) .............................................       31,300                    447,197
Compass Group PLC (Food --
   Catering) ...........................................................      118,492                  1,625,793
Diageo PLC (Food and Beverage
  Products)* ...........................................................       71,852                    572,958
Rentokil Initial PLC (Conglomerate) ....................................       46,700                    169,612
Reuters Group PLC (Business
  Services) ............................................................       39,500                    548,344
                                                                                                    ------------
                                                                                                    $  7,835,323
                                                                                                    ------------
  Total Foreign Stocks ..............................................................               $ 52,148,042
                                                                                                    ------------
U.S. Stocks -- 14.6%
Advertising -- 0.5%
Young & Rubicam, Inc. ..................................................        7,400               $    523,550
                                                                                                    ------------
Automotive -- 0.1%
Delphi Automotive Systems Corp. ........................................        9,200               $    144,900
                                                                                                    ------------
Banks and Credit Companies -- 0.3%
Wells Fargo Co. ........................................................        8,488               $    343,234
                                                                                                    ------------
Beverages -- 0.7%
Anheuser-Busch Cos., Inc. ..............................................       10,000               $    708,750
                                                                                                    ------------
Business Machines -- 0.7%
International Business Machines
  Corp. ................................................................        6,090               $    657,720
Xerox Corp. ............................................................        6,220                    141,116
                                                                                                    ------------
                                                                                                    $    798,836
                                                                                                    ------------
Computer Software -- Personal
Computers -- 1.0%
Hewlett-Packard Co. ....................................................        9,100               $  1,036,831
                                                                                                    ------------
Conglomerates -- 0.5%
Tyco International Ltd. ................................................       14,214               $    552,569
                                                                                                    ------------
Construction Services -- 0.3%
Martin Marietta Materials, Inc. ........................................        9,098               $    373,018
                                                                                                    ------------
Consumer Goods and Services -- 0.8%
Galileo International, Inc. ............................................        7,700               $    230,519
Newell Rubbermaid, Inc. ................................................        9,100                    263,900
Philip Morris Cos., Inc. ...............................................       14,076                    326,387
                                                                                                    ------------
                                                                                                    $    820,806
                                                                                                    ------------
Electrical Equipment -- 1.4%
Cooper Industries, Inc. ................................................        8,700               $    351,806
General Electric Co. ...................................................        7,100                  1,098,725
                                                                                                    ------------
                                                                                                    $  1,450,531
                                                                                                    ------------
Financial Institutions -- 0.9%
American Express Co. ...................................................        2,339               $    388,859
Associates First Capital Corp., "A" ....................................       17,700                    485,644
Goldman Sachs Group, Inc. ..............................................          600                     56,512
                                                                                                    ------------
                                                                                                    $    931,015
                                                                                                    ------------
Forest and Paper Products -- 0.5%
Jefferson Smurfit Corp. ................................................      193,500               $    579,405
                                                                                                    ------------
Insurance -- 1.8%
American International Group, Inc. .....................................       10,750               $  1,162,344
ReliaStar Financial Corp. ..............................................       18,598                    728,809
                                                                                                    ------------
                                                                                                    $  1,891,153
                                                                                                    ------------

Issuer                                                                        Shares                 Value
U.S. Stocks -- continued
Machinery -- 0.3%
Ingersoll Rand Co. .....................................................        5,200               $    286,325
                                                                                                    ------------
Oil Services -- 0.4%
Exxon Mobil Corp.* .....................................................        5,361               $    431,896
                                                                                                    ------------
Pharmaceuticals -- 1.5%
Bristol-Myers Squibb Co. ...............................................       20,112               $  1,290,939
Pharmacia & Upjohn, Inc. ...............................................        7,200                    324,000
                                                                                                    ------------
                                                                                                    $  1,614,939
                                                                                                    ------------
Printing and Publishing -- 0.7%
Gannett Co., Inc. ......................................................        9,866               $    804,696
                                                                                                    ------------
Special Products and Services -- 0.1%
United Parcel Service, Inc. ............................................        1,490               $    102,810
                                                                                                    ------------
Supermarkets -- 0.5%
Albertson's, Inc. ......................................................       15,690               $    506,003
                                                                                                    ------------
Telecommunications -- 0.8%
Bell Atlantic Corp. ....................................................       13,800               $    849,562
                                                                                                    ------------
U.S. Federal Agencies -- 0.3%
Federal Home Loan Mortgage Corp. .......................................        6,543               $    307,930
                                                                                                    ------------
Utilities -- Electric -- 0.5%
Sierra Pacific Resources ...............................................       33,281               $    576,177
                                                                                                    ------------
  Total U.S. Stocks .................................................................               $ 15,634,936
                                                                                                    ------------
  Total Stocks
    (Identified Cost, $51,313,803) ..................................................               $ 67,782,978
                                                                                                    ------------

Bonds -- 32.4%
                                                                             Principal Amount
                                                                                (000 Omitted)
Foreign Bonds -- 16.8%
Australia -- 2.2%
Commonwealth of Australia,
  6.75s, 2006 ............................................................       AUD   3,699      $  2,401,110
                                                                                                  ------------
Canada -- 0.8%
Government of Canada, 5s, 2004 ...........................................       CAD   1,223      $    804,190
                                                                                                  ------------
Denmark -- 1.5%
Kingdom of Denmark, 7s, 2007 .............................................       DKK  10,526      $  1,556,962
                                                                                                  ------------
France -- 0.7%
Republic of France, 4s, 2009 .............................................       EUR     857      $    768,145
                                                                                                  ------------
Germany -- 5.4%
Federal Republic of Germany,
  4.5s, 2009 .............................................................       EUR   6,149      $  5,799,424
                                                                                                  ------------
Greece -- 1.0%
Hellenic Republic, 8.01s, 2003 ...........................................       GRD 174,000      $    567,340
Hellenic Republic, 8.7s, 2005 ............................................           112,000           374,929
Republic of Greece, 8.6s, 2008 ...........................................            52,000           179,551
                                                                                                  ------------
                                                                                                  $  1,121,820
                                                                                                  ------------
Italy -- 1.3%
Republic of Italy, 5s, 2008 ..............................................         EUR 1,415      $  1,379,303
                                                                                                  ------------
Sweden -- 0.7%
Kingdom of Sweden, 13s, 2001 .............................................         SEK 2,200      $    288,085
Kingdom of Sweden, 6s, 2005 ..............................................             1,100           132,453
Kingdom of Sweden, 9s, 2009 ..............................................             2,400           347,781
                                                                                                  ------------
                                                                                                  $    768,319
                                                                                                  ------------
United Kingdom -- 3.2%
United Kingdom Treasury,
  6.5s, 2003 ............................................................      .   GBP 1,500      $  2,443,091
United Kingdom Treasury,
  6.75s, 2004 ............................................................               560           929,263
                                                                                                  ------------
                                                                                                  $  3,372,354
                                                                                                  ------------
  Total Foreign Bonds .......................................................................     $ 17,971,627
                                                                                                  ------------

                                                                          25-GTS

                                                                           Principal Amount
Issuer                                                                      (000 Omitted)          Value
U.S. Bonds -- 15.6%
Federal National Mortgage
  Association -- 0.5%
FNMA, 1.75s, 2008 ........................................................   JPY 50,000         $   499,853
                                                                                                -----------
U.S. Treasury Obligations -- 15.1%
U.S. Treasury Notes, 6s, 2004 ............................................     $  1,290         $ 1,269,837
U.S. Treasury Notes, 7.875s, 2004 ........................................        1,510           1,596,584
U.S. Treasury Notes, 5.875s, 2005 ........................................        8,620           8,368,124
U.S. Treasury Notes, 5.625s, 2008 ........................................        4,415           4,152,837
U.S. Treasury Notes, 3.875s, 2009 ........................................          820             792,023
                                                                                                -----------
                                                                                                $16,179,405
                                                                                                -----------
  Total U.S. Bonds ..........................................................................   $16,679,258
                                                                                                -----------
  Total Bonds
    (Identified Cost, $36,764,340) ..........................................................   $34,650,885
                                                                                                -----------
Call Options Purchased -- 0.1%

                                           Principal Amount
                                            of Contracts
Issuer/Expiration Month/Strike Price        (000 Omitted)
Japanese Government Bonds/
  February/130.2 .....................         JPY 20,000 $       5,853
Japanese Government Bonds/
  February/128 .......................            120,000        58,250
                                                           ------------
  Total Call Options Purchased
    (Premiums Paid, $30,494) ............................ $      64,103
                                                           ------------
Short-Term Obligations -- 3.5%

                                          Principal Amount
Issuer                                     (000 Omitted)
Federal Home Loan Bank, due
  1/03/00 at Amortized Cost ..........            $ 3,800 $   3,799,715
                                                           ------------
  Total Investments
    (Identified Cost, $91,908,352) ...................... $ 106,297,681
                                                           ------------
Put Options Written



                                           Principal Amount
                                             of Contracts
Issuer/Expiration Month/Strike Price         (000 Omitted)
Japanese Government Bonds/
  February/130.2 .....................         JPY 20,000 $      (763)
Japanese Government Bonds/
  February/128 .......................            120,000      (1,879)
                                                          ------------
  Total Put Options Sold
    (Premiums Received, $30,494) ........................ $     (2,642)
                                                          ------------
Other Assets,
  Less Liabilities -- 0.7%                                     804,362
                                                          ------------
  Net Assets -- 100.0% .................................. $107,099,401
                                                          ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments--December 31, 1999

Government Securities Series

Bonds--99.0%

                                                                            Principal Amount
Issuer                                                                       (000 Omitted)          Value
U.S. Federal Agencies -- 47.4%
Aid To Israel, 5.625s, 2003 ............................................        $ 2,000        $  1,913,400
Aid To Lebanon, 7.62s, 2009 ............................................          8,193           8,336,664
Aid To Peru, 9.98s, 2008 ...............................................          4,912           5,422,171
Federal Home Loan Mortgage Corp.,
  6.5s, 2026 - 2029 ....................................................         49,016          46,213,091
Federal Home Loan Mortgage Corp.,
  6.625s, 2009 .........................................................         15,000          14,573,400
Federal Home Loan Mortgage Corp.,
  7.5s, 2001 - 2027 ....................................................          3,937           3,920,901
Federal National Mortgage Assn.,
  8.25s, 2001 ..........................................................          3,841           3,767,919
Federal National Mortgage Assn.,
  6.75s, 2003 ..........................................................          5,246           5,204,785
Federal National Mortgage Assn.,
  5.625s, 2004 .........................................................          9,750           9,317,295
Federal National Mortgage Assn.,
  6.5s, 2004 ...........................................................          5,000           4,937,500
Federal National Mortgage Assn.,
  7.27s, 2005 ..........................................................          5,941           5,880,105
Federal National Mortgage Assn.,
  8s, 2005 .............................................................          8,375           8,189,473
Federal National Mortgage Assn.,
  6.13s, 2011 ..........................................................          2,916           2,804,175
Federal National Mortgage Assn.,
  6.865s, 2011 .........................................................          8,085           7,961,199
Federal National Mortgage Assn.,
  7.5s, 2014 ...........................................................          9,919           9,980,576
Federal National Mortgage Assn.,
  7.414s, 2020 .........................................................             33              30,716
Federal National Mortgage Assn.,
  6.5s, 2027 ...........................................................         19,306          18,189,332
Federal National Mortgage Assn.,
  7s, 2029 .............................................................         34,361          33,222,936
Financing Corp., 9.4s, 2018 ............................................          4,845           5,870,008
Financing Corp., 9.8s, 2018 ............................................          5,600           7,013,104
Financing Corp., 10.35s, 2018 ..........................................          5,100           6,684,978
Resolution Funding Corp.,
  8.875s, 2020 .........................................................          6,000           7,154,040
Tennessee Valley Authority, 0s, 2042 ...................................         12,500           5,402,625
U.S. Department of Housing & Urban
  Development, 6.83s, 2003 .............................................          8,025           7,990,493
U.S. Department of Housing & Urban
  Development, 6.59s, 2016 .............................................          5,744           5,065,490
U.S. Department of Veterans Affairs,
  7.5s, 2009 ...........................................................          6,812           6,771,537
                                                                                               ------------
  Total U.S. Federal Agencies ............................................................     $241,817,913
                                                                                               ------------
U.S. Government Guaranteed -- 51.6%
Maritime Administration -- 2.0%
Empresa Energetica Cornito Ltd.,
  6.07s, 2010 ..........................................................        $11,500        $ 10,470,750
                                                                                               ------------
Government National Mortgage
  Association -- 24.0%
GNMA, 6.5s, 2003 - 2029 ................................................        $14,368        $ 13,483,916
GNMA, 7s, 2008 - 2029 ..................................................         39,549          38,312,707
GNMA, 7.5s, 2023 - 2029 ................................................         41,911          41,453,398
GNMA, 8s, 2024 - 2027 ..................................................         23,504          23,739,059
GNMA, 8.5s, 2022 .......................................................          5,533           5,693,932
GNMA, 12.25s, 2015 .....................................................              4               4,370
                                                                                               ------------
                                                                                               $122,687,382
                                                                                               ------------
Small Business Administration -- 2.3%
SBA, 8.2s, 2005 ........................................................        $   448        $    452,404
SBA, 8.4s, 2007 ........................................................            275             281,929
SBA, 9.65s, 2007 .......................................................            112             114,644
SBA, 6.24s, 2009 .......................................................          8,500           7,990,000

26-GSS

                                                                            Principal Amount
Issuer                                                                       (000 Omitted)        Value
U.S. Government Guaranteed -- continued
Small Business Administration -- continued
SBA, 8.7s, 2009 ........................................................        $ 2,136        $  2,217,866
SBA, 9.05s, 2009 .......................................................            274             285,783
SBA, 10.05s, 2009 ......................................................            216             229,660
                                                                                               ------------
                                                                                               $ 11,572,286
                                                                                               ------------
U.S. Treasury Obligations -- 23.3%
U.S. Treasury Bonds, 10.375s, 2012 .....................................        $11,300        $ 13,736,506
U.S. Treasury Bonds, 9.875s, 2015 ......................................         30,020          38,829,069
U.S. Treasury Bonds, 3.625s, 2028 ......................................         10,409           9,296,432
U.S. Treasury Bonds, 3.875s, 2029 ......................................         10,222           9,541,250
U.S. Treasury Bonds, 5.25s, 2029 .......................................          8,000           6,614,960
U.S. Treasury Notes, 8s, 2001 ..........................................         17,200          17,597,664
U.S. Treasury Notes, 6.5s, 2002 ........................................         14,750          14,821,390
U.S. Treasury Notes, 5.5s, 2003 ........................................          8,600           8,402,458
                                                                                               ------------
                                                                                               $118,839,729
                                                                                               ------------
  Total U.S. Government Guaranteed .......................................................     $263,570,147
                                                                                               ------------
  Total Bonds (Identified Cost, $525,484,952) ............................................     $505,388,060
                                                                                               ------------
Short-Term Obligations -- 3.0%
Federal Home Loan Bank, due
  1/05/00, at Amortized Cost ...........................................        $15,312        $ 15,312,449
                                                                                               ------------
Repurchase Agreement -- 0.7%
Goldman Sachs, dated 12/31/99,
  due 1/3/00, total to be received
  $3,665,611 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost ....................................................        $ 3,665        $  3,665,000
                                                                                               ------------
  Total Investments (Identified Cost, $544,462,401) ......................................     $524,365,509
Other Assets,
  Less Liabilities -- (2.7%)                                                                    (13,605,591)
                                                                                               ------------
  Net Assets -- 100.0% ...................................................................     $510,759,918
                                                                                               ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 1999

High Yield Series

Bonds -- 90.7%

                                              Principal Amount
Issuer                                         (000 Omitted)          Value
U.S. Bonds -- 79.4%
Aerospace -- 3.1%
Airplane Pass-Through Trust,
  10.875s, 2019+ .........................         $  700        $    605,931
Argo Tech Corp., 8.625s, 2007 ............          1,835           1,606,900
BE Aerospace, Inc., 9.875s, 2006 .........          1,150           1,104,000
BE Aerospace, Inc., 8s, 2008 .............            150             129,375
BE Aerospace, Inc., 9.5s, 2008 ...........            425             397,375
K & F Industries, Inc., 9.25s, 2007 ......          2,480           2,380,800
L-3 Communications Corp.,
  10.375s, 2007 ..........................            925             956,219
L-3 Communications Corp., 8s, 2008 .......            800             726,000
L-3 Communications Corp.,
  8.5s, 2008 .............................            475             447,093
MOOG, Inc., 10s, 2006 ....................          1,575           1,598,625
Stellex Industries, Inc., 9.5s, 2007 .....            530             380,938
United Defense Industries, Inc.,
  8.75s, 2007 ............................            690             657,225
                                                                 ------------
                                                                 $ 10,990,481
                                                                 ------------
Building -- 3.6%
AAF-McQuay, Inc., 8.875s, 2003 ...........         $  250        $    211,875
American Standard, Inc.,
  7.375s, 2008 ...........................             75              69,562
American Standard, Inc.,
  7.625s, 2010 ...........................            200             185,500
Building Materials Corp., 7.75s, 2005               1,500           1,365,000
Building Materials Corp.,
  8.625s, 2006 ...........................            160             151,600
Building Materials Corp., 8s, 2007 .......          1,750           1,592,500
Formica Corp., 10.875s, 2009 .............          2,150           1,978,000
MMI Products, Inc., 11.25s, 2007 .........            800             824,000
Nortek, Inc., 9.875s, 2004 ...............            950             935,750
Nortek, Inc., 9.25s, 2007 ................          2,370           2,316,675
Schuff Steel Co., 10.5s, 2008 ............            830             678,525
UDC Homes, Inc., 0s, 2000 ................              7               3,644
Williams Scotsman, Inc., 9.875s, 2007               2,550           2,467,125
                                                                 ------------
                                                                 $ 12,779,756
                                                                 ------------
Business Services -- 1.6%
Anacomp, Inc., 10.875s, 2004 .............         $1,700        $  1,695,750
Iron Mountain, Inc., 10.125s, 2006 .......          2,400           2,448,000
Pierce Leahy Corp., 11.125s, 2006 ........            943           1,006,653
Pierce Leahy Corp., 9.125s, 2007 .........            675             664,875
                                                                 ------------
                                                                 $  5,815,278
                                                                 ------------
Chemicals -- 2.1%
Huntsman ICI Chemicals, Inc.,
  10.125s, 2009## ........................         $2,625        $  2,703,750
Lyondell Chemical Co., 9.625s, 2007 ......          1,475           1,508,187
Lyondell Chemical Co., 9.875s, 2007 ......          1,250           1,281,250
Sterling Chemicals, Inc., 11.75s, 2006                350             262,500
Sterling Chemicals, Inc.,
  12.375s, 2006 ..........................            750             772,500
Sterling Chemicals, Inc., 11.25s, 2007              1,100             792,000
Sterling Chemicals, Inc., 0s to 2001,
  13.5 to 2008 ...........................            575             149,500
                                                                 ------------
                                                                 $  7,469,687
                                                                 ------------

                                                                       27-HYS

                                          Principal Amount
Issuer                                     (000 Omitted)                 Value
U.S. Bonds -- continued
Consumer Goods and Services -- 4.0%
American Safety Razor Co.,
  9.875s, 2005 ............................      $1,000                $    980,000
General Binding Corp., 9.375s, 2008 .......       1,140                     510,150
Kindercare Learning Centers, Inc.,
  9.5s, 2009 ..............................       1,845                   1,775,812
Polymer Group, Inc., 9s, 2007 .............       2,250                   2,199,375
Polymer Group, Inc., 8.75s, 2008 ..........         500                     483,750
Remington Products Co. LLC,
  11s, 2006 ...............................         515                     396,550
Revlon Consumer Products Corp.,
  8.125s, 2006 ............................       2,475                   1,794,375
Samsonite Corp., 10.75s, 2008 .............       2,370                   2,002,650
Sealy Mattress Co., 9.875s, 2007 ..........       1,725                   1,729,313
Simmons Co., 10.25s, 2009 .................       1,025                     969,906
Synthetic Industries, Inc., 13s, 2000 .....       1,525                   1,502,125
                                                                       ------------
                                                                       $ 14,344,006
                                                                       ------------
Container, Forest and Paper Products -- 6.5%
Applied Extrusion Technologies, Inc.,
  11.5s, 2002 .............................      $1,690                $  1,715,350
Atlantis Plastics, Inc., 11s, 2003 ........         525                     530,250
Ball Corp., 8.25s, 2008 ...................         125                     120,938
Buckeye Cellulose Corp., 8.5s, 2005 .......       1,525                   1,483,062
Buckeye Technologies, Inc., 8s, 2010 ......         900                     834,750
Consolidated Container Co., LLC,
  10.125s, 2009## .........................         375                     381,563
Gaylord Container Corp., 9.75s, 2007              2,250                   2,115,000
Gaylord Container Corp.,
  9.875s, 2008 ............................       3,060                   2,631,600
Graham Packaging/GPC Capital Co.,
  8.75s, 2008 .............................         405                     388,800
Packaging Corp. of America,
  9.625s, 2009 ............................       1,560                   1,595,100
Riverwood International Corp.,
  10.25s, 2006 ............................       2,350                   2,385,250
Riverwood International Corp.,
  10.875s, 2008 ...........................       1,100                   1,078,000
Silgan Holdings, Inc., 9s, 2009 ...........       3,000                   2,880,000
Speciality Paperboard, Inc.,
  9.375s, 2006 ............................       1,800                   1,818,000
U.S. Can Corp., 10.125s, 2006 .............       1,675                   1,712,687
U.S. Timberlands, 9.625s, 2007 ............       1,515                   1,405,162
                                                                       ------------
                                                                       $ 23,075,512
                                                                       ------------
Energy -- 4.1%
AmeriGas Partners LP, 10.125s, 2007              $1,600                $  1,636,000
Cheasapeake Energy Corp.,
  9.625s, 2005 ............................       3,235                   3,073,250
Clark Refining & Marketing, Inc.,
  8.625s, 2008 ............................       1,300                     854,750
Clark USA, Inc., 10.875s, 2005 ............       1,740                     783,000
Continental Resources, Inc.,
  10.25s, 2008 ............................       1,625                   1,430,000
Forest Oil Corp., 10.5s, 2006 .............         925                     934,250
Ocean Energy, Inc., 8.875s, 2007 ..........       1,645                   1,632,662
P&L Coal Holdings Corp.,
  8.875s, 2008 ............................         550                     537,625
P&L Coal Holdings Corp.,
  9.625s, 2008 ............................       2,385                   2,319,412
Pool Energy Services Co.,
  8.625s, 2008 ............................       1,175                   1,183,813
Pride International, Inc., 10s, 2009 ......         155                     159,263
                                                                       ------------
                                                                       $ 14,544,025
                                                                       ------------

                                            Principal Amount
Issuer                                        (000 Omitted)             Value
U.S. Bonds -- continued
Entertainment -- 0.2%
AMC Entertainment, Inc., 9.5s, 2009 .......      $  935             $    825,138
                                                                    ------------
Financial Institutions -- 0.9%
Merrill Lynch Mortgage Investors,
  Inc., 8.426s, 2022+ .....................      $  500             $    467,813
Willis Corroon Corp., 9s, 2009 ............       3,075                2,559,937
                                                                    ------------
                                                                    $  3,027,750
                                                                    ------------
Food and Beverage Products -- 0.3%
Vlasic Foods International, Inc.,
  10.25s, 2009 ............................      $1,100             $  1,047,750
                                                                    ------------
Gaming and Hotels -- 5.9%
Aztar Corp., 8.875s, 2007 .................      $2,075             $  1,992,000
Boyd Gaming Corp., 9.5s, 2007 .............       3,500                3,465,000
Coast Hotels & Casinos, Inc.,
  9.5s, 2009 ..............................       2,925                2,808,000
Eldorado Resorts LLC, 10.5s, 2006 .........       1,700                1,734,000
Hollywood Park, Inc., 9.25s, 2007 .........       2,200                2,178,000
Isle of Capri Casinos, Inc.,
  8.75s, 2009 .............................       1,550                1,437,625
Park Place Entertainment Corp.,
  7.875s, 2005 ............................       3,250                3,103,750
Prime Hospitality Corp., 9.75s, 2007 ......       1,600                1,548,000
Santa Fe Hotel, Inc., 11s, 2000 ...........       1,045                1,024,100
Station Casinos, Inc., 8.875s, 2008 .......       1,875                1,800,000
                                                                    ------------
                                                                    $ 21,090,475
                                                                    ------------
Industrial -- 6.1%
Allied Waste North America, Inc.,
  10s, 2009## .............................      $  550             $    490,875
Blount, Inc., 13s, 2009## .................       1,000                1,055,000
Columbus McKinnon Corp.,
  8.5s, 2008 ..............................       1,635                1,451,063
Day International Group, Inc.,
  11.125s, 2005 ...........................       1,200                1,230,000
Dura Operating Corp., 9s, 2009 ............       1,100                1,034,000
Envirosource, Inc., 9.75s, 2003 ...........         497                  321,808
Fairfield Manufacturing, Inc.,
  9.625s, 2008 ............................       1,650                1,559,250
Hayes Wheels International, Inc.,
  11s, 2006 ...............................         950                  997,500
Hayes Wheels International, Inc.,
  9.125s, 2007 ............................       1,375                1,330,312
Haynes International, Inc.,
  11.625s, 2004 ...........................       1,625                1,348,750
IMO Industries, Inc., 11.75s, 2006 ........       1,585                1,691,987
International Knife & Saw, Inc.,
  11.375s, 2006 ...........................       1,325                1,015,281
Johnstown America Industries,
  11.75s, 2005 ............................         830                  842,450
Motors & Gears, Inc., 10.75s, 2006 ........         875                  868,438
Newcor, Inc., 9.875s, 2008 ................       1,525                  793,000
Numatics, Inc., 9.625s, 2008 ..............         330                  246,675
Oxford Automotive, Inc.,
  10.125s, 2007 ...........................         950                  878,750
Simonds Industries, Inc.,
  10.25s, 2008 ............................       1,550                1,240,000
Talon Automotive Group, Inc.,
  9.625s, 2008 ............................         300                  186,750
Thermadyne Holdings Corp.,
  0s to 2003, 12.5s to 2008 ...............       2,900                1,326,750
Thermadyne Manufacturing / Capital
  Corp., 9.875s, 2008 .....................       1,950                1,674,562
                                                                    ------------
                                                                    $ 21,583,201
                                                                    ------------

28-HYS

                                       Principal Amount
Issuer                                   (000 Omitted)            Value
U.S. Bonds -- continued
Media -- 15.1%
Acme Television LLC, 0s to 2000,
  10.875s to 2004 ........................   $  675          $    608,344
Adelphia Communications Corp.,
  8.375s, 2008 ...........................    2,850             2,650,500
Allbritton Communications Co.,
  9.75s, 2007 ............................    1,300             1,300,000
Avalon Cable Holdings, 0s to 2003,
  11.875s to 2008 ........................    1,950             1,272,375
Avalon Cable Michigan, Inc.,
  9.375s, 2008 ...........................      525               530,250
Bresnan Communications Group,
  8s, 2009 ...............................    1,215             1,213,481
Bresnan Communications Group,
  9.25s, 2009 ............................    1,000               690,000
Chancellor Media Corp., 8.75s, 2007 ......      650               663,000
Chancellor Media Corp., 8s, 2008 .........    2,100             2,100,000
Charter Communications Holdings,
  8.25s, 2007 ............................    3,250             3,022,500
Charter Communications Holdings,
  0s to 2004, 9.92s to 2011 ..............    3,150             1,929,375
Classic Cable, Inc., 9.875s, 2008 ........    1,050             1,039,500
Classic Communications, Inc.,
  0s to 2003, 13.25s to 2009 .............      775               523,125
CSC Holdings, Inc., 8.125s, 2009 .........    1,000               982,480
Cumulus Media, Inc., 10.375s, 2008 .......    1,475             1,541,375
Echostar DBS Corp., 9.375s, 2009 .........    2,425             2,431,063
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 ...........................    2,040             2,075,700
Frontiervision Holding LP, 0s to 2001,
  11.87s to 2007 .........................      300               267,000
Frontiervision Operating Partnership
  LP, 11s, 2006 ..........................    1,350             1,431,000
Golden Books Publishing, Inc.,
  7.65s, 2002** ..........................      625               268,750
Granite Broadcasting Corp.,
  10.375s, 2005 ..........................    1,500             1,526,250
Granite Broadcasting Corp.,
  8.875s, 2008 ...........................      940               897,700
Hollinger International Publishing,
  Inc., 9.25s, 2007 ......................    1,925             1,896,125
Insight Midwest, 9.75s, 2009## ...........    2,100             2,152,500
Lenfest Communications, Inc.,
  10.5s, 2006 ............................    1,345             1,479,500
Liberty Group Operating, Inc.,
  9.375s, 2008 ...........................    1,145               996,150
LIN Holdings Corp., 0s to 2003,
  10s to 2008 ............................    2,070             1,386,900
Mail-Well I Corp., 8.75s, 2008 ...........    1,000               970,000
Marvel Holdings, 0s, 2000 ................    1,165                    --
NTL Communications Corp.,
  0s to 2003, 12.375s to 2006 ............    5,500             3,850,000
NTL Communications Corp.,
  9.75s, 2009 ............................    1,400             1,288,131
Pegasus Communications Corp.,
  12.5s, 2007## ..........................    1,450             1,551,500
Telemundo Holdings, Inc., 0s to 2003,
  11.5s to 2008 ..........................    2,825             1,680,875
United International Holdings, Inc.,
  10.75s, 2008 ...........................    4,575             2,893,688
United Pan-Europe, 10.875s, 2009##            2,875             2,939,687
World Color Press, Inc., 7.75s, 2009 .....      700               656,803
Young Broadcasting, Inc.,
  8.75s, 2007 ............................    1,000               957,500
                                                             ------------
                                                             $ 53,663,127
                                                             ------------

                                        Principal Amount
Issuer                                   (000 Omitted)                 Value
U.S. Bonds -- continued
Medical and Health Technology
  and Services -- 2.3%
Alaris Medical Systems, Inc.,
  9.75s, 2006 ............................   $1,500                $  1,297,500
Alaris Medical Systems, Inc.,
  0s to 2003, 11.125s to 2008 ............      400                     164,000
Fresenius Medical Care Capital Trust,
  7.875s, 2008 ...........................    2,550                   2,371,500
Prime Medical Services, Inc.,
  8.75s, 2008 ............................    2,425                   2,182,500
Tenet Healthcare Corp., 8s, 2005 .........    2,025                   1,954,125
                                                                   ------------
                                                                   $  7,969,625
                                                                   ------------
Metals and Minerals -- 3.5%
AK Steel Holdings Corp.,
  9.125s, 2006 ...........................   $1,280                $  1,299,200
Alaska Steel Corp., 7.875s, 2009 .........      325                     306,312
Algoma Steel, Inc., 12.375s, 2005 ........    1,530                   1,434,375
Commonwealth Aluminum Corp.,
  10.75s, 2006 ...........................    1,650                   1,654,125
Doe Run Resources Corp.,
  11.25s, 2005 ...........................    1,000                     930,000
Jorgensen (Earle M.) Co., 9.5s, 2005          1,410                   1,350,075
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 ...........................    1,400                   1,386,000
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2003 ...........................      350                     350,000
Keystone Consolidated Industries,
  Inc., 9.625s, 2007 .....................       95                      86,213
LTV Corp., 11.75s, 2009## ................      500                     520,000
Metal Management, Inc., 10s, 2008 ........    1,875                   1,434,375
WCI Steel, Inc., 10s, 2004 ...............    1,600                   1,644,000
Wheeling Pittsburgh Corp.,
  9.25s, 2007 ............................       25                      23,500
                                                                   ------------
                                                                   $ 12,418,175
                                                                   ------------
Retail -- 2.0%
Cole National Group, Inc.,
  8.625s, 2007 ...........................   $  625                $    448,437
Duane Reade, Inc., 9.25s, 2008 ...........    1,000                     977,500
Finlay Enterprises, Inc., 9s, 2008 .......      450                     409,500
Finlay Fine Jewelry Corp.,
  8.375s, 2008 ...........................    1,325                   1,225,625
J.Crew Group, Inc., 0s to 2002,
  13.125s to 2008 ........................      540                     270,000
J.Crew Operating Corp.,
  10.375s, 2007 ..........................    2,180                   1,853,000
Musicland Group, Inc., 9s, 2003 ..........      500                     482,500
Musicland Group, Inc., 9.875s, 2008 ......    1,550                   1,402,750
                                                                   ------------
                                                                   $  7,069,312
                                                                   ------------
Supermarkets -- 0.2%
Jitney-Jungle Stores of America, Inc.,
  12s, 2006 ..............................   $1,140                $    239,400
Jitney-Jungle Stores of America, Inc.,
  10.375s, 2007 ..........................      250                       5,000
Pathmark Stores, Inc., 11.625s, 2002            775                     255,750
Pathmark Stores, Inc., 10.75s, 2003 ......      200                      20,000
Penn Traffic Co., 11s, 2009 ..............        1                         729
                                                                   ------------
                                                                   $    520,879
                                                                   ------------
Telecommunications -- 17.6%
Adelphia Communications Corp.,
  9.375s, 2009 ...........................   $  450                $    442,125


                                                                          29-HYS

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)                Value
U.S. Bonds -- continued
Telecommunications -- continued
Allegiance Telecommunications, Inc.,
  0s to 2003, 11.75s to 2008 ...........................................   $1,925                $  1,373,969
Allegiance Telecommunications, Inc.,
  12.875s, 2008 ........................................................      225                     254,250
American Celluar Corp., 10.5s, 2008 ....................................    1,125                   1,245,938
AMSC Acquisition Co., Inc.,
  12.25s, 2008 .........................................................      950                     748,125
Centennial Cellular Operating Co.,
  10.75s, 2008 .........................................................    2,325                   2,499,375
Crown Castle International Corp.,
  9s, 2011 .............................................................    1,375                   1,354,375
Cybernet Internet Services
  International, 14s, 2009## ...........................................    1,425                   1,239,750
DTI Holdings, Inc., 0s to 2003,
  12.5s to 2008 ........................................................    2,400                     864,000
Esat Holdings Ltd., 0s to 2002,
  12.5s to 2007## ......................................................      550                     456,500
Exodus Communications, Inc.,
  11.25s, 2008 .........................................................    2,275                   2,360,312
Exodus Communications, Inc.,
  10.75s, 2009 .........................................................      375                     381,563
GCI, Inc., 9.75s, 2007 .................................................      795                     729,413
Global Crossings Holdings Ltd.,
  9.625s, 2008 .........................................................    1,625                   1,620,937
Globenet Communications Group,
  13s, 2007## ..........................................................    1,140                   1,161,375
Hyperion Telecommunication, Inc.,
  12s, 2007 ............................................................    1,000                   1,055,000
ICG Holdings, Inc., 0s to 2001,
  12.5s to 2006 ........................................................    2,525                   1,906,375
Intermedia Communications, Inc.,
  8.875s, 2007 .........................................................    1,000                     930,000
Intermedia Communications, Inc.,
  0s to 2002, 11.25s to 2007 ...........................................      930                     683,550
ITC Deltacom, Inc., 11s, 2007 ..........................................      932                     978,600
ITC Deltacom, Inc., 8.875s, 2008 .......................................      700                     672,000
ITC Deltacom, Inc., 9.75s, 2008 ........................................      770                     777,700
Level 3 Communications, Inc.,
  9.125s, 2008 .........................................................    4,425                   4,181,625
McCaw International Ltd., 0s to 2002,
  13s to 2007 ..........................................................      500                     345,000
Metromedia Fiber Network, Inc.,
  10s, 2008 ............................................................    1,925                   1,968,312
MJD Communications, Inc.,
  9.5s, 2008 ...........................................................    1,000                     921,250
Nextel Communications, Inc.,
  9.75s, 2004 ..........................................................      210                     216,300
Nextel Communications, Inc.,
  0s to 2002, 9.75s to 2007 ............................................      785                     559,313
Nextel Communications, Inc.,
  0s to 2003, 9.95s to 2008 ............................................    4,225                   2,968,062
Nextel International, Inc., 0s to 2003,
  12.125s to 2008 ......................................................    1,775                   1,047,250
Nextlink Communications, Inc.,
  9.625s, 2007 .........................................................      350                     343,875
Nextlink Communications, Inc.,
  10.75s, 2009 .........................................................    3,100                   3,193,000
Nextlink Communications, Inc.,
  0s to 2004, 12.25s to 2009 ...........................................      900                     553,500
Northeast Optic Network,
  12.75s, 2008 .........................................................      850                     909,500
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008 .......................................................      625                     218,750
PSINET, Inc., 10.5s, 2006## ............................................    1,200                   1,212,000

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)                 Value
U.S. Bonds -- continued
Telecommunications -- continued
PSINET, Inc., 11.5s, 2008 ..............................................   $  550                $    577,500
PSINET, Inc., 11s, 2009 ................................................    2,175                   2,240,250
PTC International Finance II SA,
  11.25s, 2009## .......................................................    1,250                   1,287,500
RCN Corp., 10.125s, 2010 ...............................................      600                     598,500
Rural Cellular Corp., 9.625s, 2008 .....................................      800                     822,000
Spectrasite Holdings, Inc.,
  0s to 2003, 12s to 2008 ..............................................    1,300                     776,750
Spectrasite Holdings, Inc., 0s to
  2004, 11.25s to 2009 .................................................    3,025                   1,607,031
Telesystem International Wireless,
  Inc., 0s to 2002, 13.25s to 2007 .....................................    1,350                     821,813
Time Warner Telecommunications
  LLC, 9.75s, 2008 .....................................................    1,500                   1,537,500
Triton PCS, Inc., 0s to 2003,
  11s to 2008 ..........................................................      760                     537,700
U.S. Unwired, Inc., 0s to 2004,
  13.375s to 2009, ## ..................................................      850                     497,250
Verio, Inc., 10.375s, 2005 .............................................      175                     176,750
Verio, Inc., 10.625s, 2009## ...........................................    1,000                   1,025,000
Viatel, Inc., 11.25s, 2008 .............................................      950                     945,250
Viatel, Inc., 0s to 2003, 12.5s to 2008                                       425                     265,625
Voicestream Wire, 10.375s, 2009## ......................................    2,605                   2,683,150
Western Wireless Corp., 10.5s, 2007 ....................................    1,665                   1,777,387
Worldwide Fiber, Inc., 12s, 2009## .....................................    1,950                   2,013,375
                                                                                                 ------------
                                                                                                 $ 62,563,300
                                                                                                 ------------
Utilities -- Electric -- 0.3%
El Paso Electric Co., 8.9s, 2006 .......................................   $  500                $    520,165
Esi Tractebel Acquisition Corp.,
  7.99s, 2011 ..........................................................      525                     472,500
                                                                                                 ------------
                                                                                                 $    992,665
                                                                                                 ------------
  Total U.S. Bonds ..............................................................                $281,790,142
                                                                                                 ------------
Foreign Bonds -- 11.3%
Belgium -- 2.1%
Completel Europe NV, 14s, 2009
  (Telecommunications)# ................................................   $2,325                $  1,325,250
Hermes Europe Railtel BV, 10.375s,
  2009 (Telecommunications) ............................................    2,125                   2,103,750
Kappa Beheer BV, 10.625s, 2009
  (Container, Forest and Paper
  Products)## ..........................................................    2,415                   2,529,712
Tele1 Europe BV, 13s, 2009
  (Telecommunications) .................................................    1,350                   1,417,500
                                                                                                 ------------
                                                                                                 $  7,376,212
                                                                                                 ------------
Canada -- 0.9%
International Utility Structures,
  10.75s, 2008 (Utilities-Electric) ....................................   $1,000                $    832,500
PCI Chemicals Canada, Inc., 9.25s,
  2007 (Chemicals) .....................................................    1,635                   1,254,863
Russel Metals, Inc., 10s, 2009 (Metals
  and Minerals) ........................................................    1,200                   1,194,000
                                                                                                 ------------
                                                                                                 $  3,281,363
                                                                                                 ------------
Greece -- 0.1%
Fage Dairy Industries S.A., 9s, 2007
  (Food and Beverage Products) .........................................   $  540                $    486,000
                                                                                                 ------------
Luxembourg -- 0.5%
Millicom International Cellular
  Communications Corp.,
  0s to 2001, 13.5s to 2006
  (Telecommunications) .................................................   $2,210                $  1,823,250
                                                                                                 ------------

30-HYS

                                        Principal Amount
Issuer                                   (000 Omitted)              Value
Foreign Bonds -- continued
Mexico -- 0.2%
Satelites Mexicanos S.A. de CV,
  10.125s, 2004
  (Telecommunications) .................     $1,250               $    850,000
                                                                  ------------
Netherlands -- 0.8%
Versatel Telecom BV, 13.25s, 2008
  (Telecommunications) .................     $2,725               $  2,902,125
                                                                  ------------
Norway -- 0.1%
Ocean Rig Norway As, 10.25s, 2008
  (Oil Services) .......................     $  300               $    249,000
                                                                  ------------
Thailand -- 0.2%
Jasmine Submarine Telecom Ltd.,
  8.483s, 2011 (Industrial)## ..........     $  760               $    601,578
                                                                  ------------
Turkey -- 0.3%
Cellco Finance N.V. Turkcell, 12.75s,
  2005 (Industrial)## ..................     $  900               $    927,000
                                                                  ------------
United Kingdom -- 6.1%
Colt Telecommunications Group PLC,
  0s to 2001,12s to 2006
  (Telecommunications) .................     $3,800               $  3,344,000
Dialog Corp. PLC, 11s, 2007
  (Telecommunications) .................        950                    494,000
Diamond Cable Communications
  Corp. PLC, 0s to 2000,
  11.75s to 2005 (Media) ...............        150                    141,750
Dolphin Telecom PLC, 0s to 2003,
  11.50 to 2008
  (Telecommunications) .................      2,750                  1,357,812
Dolphin Telecom PLC, 0s to 2004,
  14s to 2009 (Telecommunications) .....      1,325                    606,188
Energis PLC, 9.75s, 2009
  (Telecommunications)# ................      1,800                  1,867,500
Esat Telecom Group PLC, 0s to 2002,
  12.5s to 2007
  (Telecommunications) .................        700                    581,000
Esat Telecom Group PLC, 11.875s,
  2008 (Telecommunications) ............      2,550                  2,836,875
Esprit Telecom Group PLC, 11.5s,
  2007 (Telecommunications)# ...........        700                    701,750
Esprit Telecom Group PLC, 10.875s,
  2008 (Telecommunications)## ..........        850                    841,500
Jazztel PLC, 13.25s, 2009
  (Telecommunications)## ...............      1,000                  1,022,207
Jazztel PLC, 14s, 2009
  (Telecommunications) .................  EUR 2,000                  2,060,000
Ono Finance PLC, 13s, 2009 (Media)           $3,185                  3,280,550
Telewest Communications PLC,
  9.625s, 2006 (Media) .................      1,475                  1,500,812
                                                                  ------------
Telewest Communications PLC,
  11.25s, 2008 (Media) .................        500                    543,750
Telewest Communications PLC, 0s to
  2004, 9.875s to 2009 (Media)## .......        850                    552,500
                                                                  ------------
                                                                  $ 21,732,194
                                                                  ------------
  Total Foreign Bonds .....................................       $ 40,228,722
                                                                  ------------
  Total Bonds (Identified Cost, $341,262,602) .............       $322,018,864
                                                                  ------------
Issuer                                     Shares
Stocks -- 0.2%
U.S. Stocks -- 0.1%
Building
Atlantic Gulf Communities Corp.+* .........    30                  $          1
                                                                   ------------

Stocks -- continued

Issuer                                                                        Shares        Value
U.S. Stocks -- continued
Consumer Goods and Services
Ranger Industries, Inc.* .................................................    8,952     $      8,952
                                                                                        ------------
Media
Classic Communications, Inc.##* ..........................................    2,325     $     23,250
                                                                                        ------------
Telecommunications -- 0.1%
Completel Holdings LLC##* ................................................   23,250     $     23,250
Viatel, Inc.* ............................................................    6,681          358,269
                                                                                        ------------
                                                                                        $    381,519
                                                                                        ------------
  Total U.S. Stocks ...............................................................     $    413,722
                                                                                        ------------
Foreign Stocks -- 0.1%
United Kingdom -- 0.1%
Ono Finance PLC (Media)* .................................................    3,185     $    286,650
                                                                                        ------------
  Total Stocks (Identified Cost, $554,898) ........................................     $    700,372
                                                                                        ------------
Preferred Stocks -- 2.7%
Consumer Goods and Services
Renaissance Cosmetics, Inc., 14s* ........................................      850     $         --
                                                                                        ------------
Energy -- 0.1%
Clark USA, Inc.,11.5s ....................................................      811     $    218,970
                                                                                        ------------
Media -- 1.3%
CSC Holdings, Inc., 11.125s ..............................................   17,505     $  1,899,293
Primedia, Inc., 8.625s ...................................................   23,750        2,185,000
Primedia, Inc., 10s ......................................................    4,000          393,000
                                                                                        ------------
                                                                                        $  4,477,293
                                                                                        ------------
Telecommunications -- 1.3%
Crown Castle International
  Corp.,12.75s ...........................................................    1,727     $  1,787,445
Global Crossings Holdings Ltd., 10.5s ....................................   12,250        1,231,125
Nextel Communications, Inc., 13s* ........................................      151          163,080
Rural Cellular Corp., 11.375s ............................................    1,584        1,623,600
                                                                                        ------------
                                                                                        $  4,805,250
                                                                                        ------------
  Total Preferred Stocks
    (Identified Cost, $9,422,881) .................................................     $  9,501,513
                                                                                        ------------
Convertible Preferred Stock
ICG Funding LLC, 3.75s* (Identified
  Cost, $386,750) ........................................................    5,250     $    236,906
                                                                                        ------------
                                     Principal Amount
                                      (000 Omitted)
Convertible Bond -- 0.1%
Medical and Health
  Technology and Services -- 0.1%
Total Renal Care Holdings, Inc.,
  7s, 2009##
  (Identified Cost $290,988) .........   $445                $    278,125
                                                             ------------
Warrants* -- 1.5%
                                             Shares
Allegiance Telecommunications, Inc.
  (Telecommunications) ...................    1,550          $     13,950
American Mobile Satellite Corp.
  (Telecommunications)## .................      950                38,000
Colt Telecommunications Group PLC
  (Telecommunications)## .................    1,588             2,486,729
Cybernet Internet Services
  International (Telecommunications) .....    1,425               114,000
DTI Holdings, Inc.
  (Telecommunications) ...................   12,000                   120
Esat Holdings Ltd.
  (Telecommunications)## .................      550                38,500
ICO, Inc. (Energy) .......................   25,000                15,250
Jazztel PLC (Telecommunications)## .......    8,500             1,489,395
Knology Holdings Inc.
  (Telecommunications)## .................      525                 1,054

                                                                         31-HYS

Issuer                                      Shares                 Value
Loral Orion Network Systems, Inc.
  (Telecommunications) ..................    2,100              $     27,800
McCaw International Ltd.
  (Telecommunications)## ................      850                     6,800
Metronet Communications Corp.
  (Telecommunications)## ................      650                    58,500
Renaissance Cosmetics, Inc.
  (Consumer Goods and Services) .........      689                        --
Tele1 Europe BV
  (Telecommunications) ..................    1,350                   162,000
Versatel Telecom BV
  (Telecommunications) ..................    2,250                   900,000
                                                                ------------
  Total Warrants
    (Identified Cost, $833,126) ...........................     $  5,352,098
                                                                ------------
Short-Term Obligations -- 2.8%
                                        Principal Amount
                                        (000 Omitted)
Federal Home Loan Bank, due
  1/06/00, at Amortized Cost ............   $9,900              $  9,897,250
                                                                ------------
  Total Investments
    (Identified Cost, $362,648,495) .......................     $347,985,128
Other Assets,
  Less Liabilities -- 2.0%                                         7,114,860
                                                                ------------
  Net Assets -- 100.0% ....................................     $355,099,988
                                                                ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 1999

International Growth and Income Series

Stocks -- 96.0%

Issuer                                         Shares         Value
Foreign Stocks -- 83.1%
Australia -- 2.4%
Australia & New Zealand Banking
  Group Ltd. (Banks and Credit
  Cos.)* .................................    77,906      $   564,323
QBE Insurance Group Ltd.
  (Insurance)* ...........................   317,222        1,472,313
                                                          -----------
                                                          $ 2,036,636
                                                          -----------
Canada -- 2.7%
BCE, Inc. (Telecommunications) ...........    11,100      $ 1,001,081
Canadian National Railway Co.
  (Railroads) ............................    48,503        1,276,235
                                                          -----------
                                                          $ 2,277,316
                                                          -----------
France -- 11.0%
Aventis S.A. (Pharmaceuticals) ...........    12,290      $   714,168
AXA (Insurance) ..........................     3,360          468,326
Castorama Dubois Investisse
  (Stores -- Building Products) ..........     4,018        1,222,051
Pernod-Ricard (Beverages) ................     7,360          421,016
Pinault-Printemps-Redoute S.A.
  (Retail) ...............................     9,970        2,630,686
Sanofi-Synthelabo S.A. (Medical and
  Health Products)* ......................    11,390          474,206
SEITA (Tobacco) ..........................     3,000          135,959
Television Francaise (Entertainment) .....     5,055        2,647,263
Total Fina S.A., ADR (Oils) ..............     8,930          618,403
                                                          -----------
                                                          $ 9,332,078
                                                          -----------
Germany -- 6.4%
Henkel KGaA, Preferred (Chemicals) .......    11,410      $   752,661
HypoVereinsbank (Banks and Credit
  Cos.) ..................................     6,660          454,754
Mannesmann AG
  (Telecommunications) ...................    16,180        3,902,623
Porsche AG, Preferred (Automotive) .......       111          304,064
                                                          -----------
                                                          $ 5,414,102
                                                          -----------
Hong Kong -- 1.0%
China Telecom (Hong Kong) Ltd.
  (Telecommunications) ...................   132,000      $   823,620
                                                          -----------
Italy -- 3.7%
San Paolo-Imi S.p.A. (Banks and
  Credit Cos.) ...........................    54,725      $   743,482
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) ............   137,000          652,611
Telecom Italia S.p.A.
  (Telecommunications) ...................   110,600        1,559,394
Unione Immobiliare S.p.A. (Real
  Estate) ................................   441,580          204,569
                                                          -----------
                                                          $ 3,160,056
                                                          -----------
Japan -- 24.4%
Canon, Inc. (Special Products and
  Services) ..............................    71,000      $ 2,821,100
East Japan Railway Co. (Railroads) .......        70          377,471
Fuji Heavy Industries Ltd.
  (Automotive) ...........................    44,000          301,429
Fujitsu Ltd. (Computer Hardware --
   Systems) ..............................    35,000        1,596,203
Hitachi Ltd. (Electronics) ...............   111,000        1,781,562
Mitsubishi Motor Corp. (Automotive) ......    78,000          266,412
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...............        27          462,419

32-IGI

Issuer                                                                             Shares              Value
Foreign Stocks -- continued
Japan -- continued
NTT Mobile Communications
  Network, Inc. (Telecommunications)                                                   33          $ 1,269,231
Orix Corp. (Financial Services) ........................................            3,100              698,395
Rohm Co. (Electronics) .................................................            8,500            3,493,834
Secom Co. (Consumer Goods and
  Services) ............................................................           20,000            2,201,996
Sony Corp. (Electronics) ...............................................            4,300            1,275,103
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................................................           15,000              741,339
Terumo Corp. (Medical Products) ........................................           46,000            1,229,008
Tokio Marine & Fire Insurance
  (Insurance) ..........................................................           87,000            1,017,469
Toshiba Corp. (Electronics) ............................................           55,000              419,847
Uni-Charm Corp. (Paper Products) .......................................            3,500              201,752
Ushio, Inc. (Electronics) ..............................................           24,000              462,713
                                                                                                   -----------
                                                                                                   $20,617,283
                                                                                                   -----------
Mexico -- 0.7%
Fomento Economico Mexicano S.A.
  de C.V., ADR (Food and Beverage
  Products) ............................................................            8,210          $   365,345
Pan American Beverage, Inc. "A"
  (Food and Beverage Products) .........................................           12,410              255,181
                                                                                                   -----------
                                                                                                   $   620,526
                                                                                                   -----------
Netherlands -- 6.5%
Akzo Nobel N.V. (Chemicals) ............................................           37,020          $ 1,856,686
Hunter Douglas N.V., ADR (Consumer
  Goods and Services)* .................................................           26,050              708,344
ING Groep N.V. (Financial Services)* ...................................            8,680              523,973
Koninklijke KPN N.V.
  (Telecommunications)* ................................................            4,800              468,422
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................................................           19,260            1,164,026
STMicroelectronics Co. N.V.
  (Electronics)* .......................................................            5,220              803,279
                                                                                                   -----------
                                                                                                   $ 5,524,730
                                                                                                   -----------
South Korea -- 0.4%
Korea Electric Power Corp.
  (Utilities -- Electric) ..............................................            9,820          $   304,550
                                                                                                   -----------
Spain -- 5.2%
Altadis (Tobacco) ......................................................           92,587          $ 1,316,610
Banco Popular Espanol S.A. (Banks
  and Credit Cos.) .....................................................            7,570              493,638
Repsol S.A. (Oils) .....................................................           20,730              480,593
Telefonica S.A. (Telecommunications)*                                              83,036            2,073,914
                                                                                                   -----------
                                                                                                   $ 4,364,755
                                                                                                   -----------
Sweden -- 2.0%
Saab AB, "B" (Aerospace) ...............................................          108,650          $ 1,048,770
Skandia Forsakrings AB (Insurance) .....................................           19,510              590,238
                                                                                                   -----------
                                                                                                   $ 1,639,008
                                                                                                   -----------
Switzerland -- 2.0%
Clariant AG (Chemicals) ................................................            1,024          $   488,293
Nestle S.A. (Food and Beverage
  Products) ............................................................              644            1,180,215
                                                                                                   -----------
                                                                                                   $ 1,668,508
                                                                                                   -----------
United Kingdom -- 14.7%
AstraZeneca Group PLC (Medical
  and Health Products) .................................................           11,374          $   482,006
Avis Europe PLC (Auto Rental)* .........................................          186,770              663,265
Boots Co. PLC (Retail)* ................................................           80,820              790,585

Issuer                                                                             Shares              Value
Foreign Stocks -- continued
United Kingdom -- continued
British Aerospace PLC (Aerospace
  and Defense)* ........................................................           58,142          $   381,981
British Petroleum Amoco PLC, ADR
  (Oils) ...............................................................           43,720            2,593,142
British Telecommunications PLC
  (Telecommunications)* ................................................           48,952            1,185,275
Cable & Wireless Communications
  PLC (Telecommunications) .............................................           36,460              520,920
Compass Group (Food Services) ..........................................          162,990            2,236,337
Diageo PLC (Food and Beverage
  Products)* ...........................................................          194,523            1,551,155
Rentokil Initial PLC (Environmental
  Services) ............................................................           67,400              244,793
Reuters Group PLC (Business
  Services) ............................................................           65,210              905,253
Tesco PLC (Retail)* ....................................................          297,185              901,866
                                                                                                   -----------
                                                                                                   $12,456,578
                                                                                                   -----------
  Total Foreign Stocks ..................................................................          $70,239,746
                                                                                                   -----------
U.S. Stocks -- 12.9%
Advertising -- 0.7%
Young & Rubicam, Inc. ..................................................            8,820          $   624,015
                                                                                                   -----------
Automotive -- 0.2%
Delphi Automotive Systems Corp. ........................................           13,060          $   205,695
                                                                                                   -----------
Business Machines -- 1.6%
Hewlett-Packard Co. ....................................................           10,100          $ 1,150,769
Xerox Corp. ............................................................            6,810              154,502
                                                                                                   -----------
                                                                                                   $ 1,305,271
                                                                                                   -----------
Business Services -- 0.2%
United Parcel Service, Inc. ............................................            1,810          $   124,890
                                                                                                   -----------
Consumer Goods and Services -- 2.0%
Galileo International, Inc. ............................................            8,830          $   264,348
Newell Rubbermaid, Inc. ................................................           12,800              371,200
Philip Morris Cos., Inc. ...............................................           15,960              370,073
Tyco International Ltd. ................................................           17,976              698,817
                                                                                                   -----------
                                                                                                   $ 1,704,438
                                                                                                   -----------
Electrical Equipment -- 2.1%
Cooper Industries, Inc. ................................................           10,540          $   426,211
General Electric Co. ...................................................            8,700            1,346,325
                                                                                                   -----------
                                                                                                   $ 1,772,536
                                                                                                   -----------
Financial Institutions -- 0.5%
Associates First Capital Corp., "A" ....................................           13,310          $   365,193
Goldman Sachs Group, Inc. ..............................................              700               65,931
                                                                                                   -----------
                                                                                                   $   431,124
                                                                                                   -----------
Food and Beverage Products -- 0.9%
Anheuser-Busch Cos., Inc. ..............................................           10,750          $   761,906
                                                                                                   -----------
Forest and Paper Products -- 0.9%
Jefferson Smurfit Corp. ................................................          244,010          $   730,649
                                                                                                   -----------
Insurance -- 2.9%
American International Group, Inc. .....................................           13,465          $ 1,455,903
ReliaStar Financial Corp. ..............................................           25,520            1,000,065
                                                                                                   -----------
                                                                                                   $ 2,455,968
                                                                                                   -----------
Machinery -- 0.4%
Ingersoll-Rand Co. .....................................................            6,200          $   341,388
                                                                                                   -----------
Medical and Health Products -- 0.5%
Pharmacia & Upjohn, Inc. ...............................................           10,210          $   459,450
                                                                                                   -----------
  Total U.S. Stocks ............................................................................   $10,917,330
                                                                                                   -----------
  Total Stocks
    (Identified Cost, $64,708,687) .............................................................   $81,157,076
                                                                                                   -----------

                                                                          33-IGI

Warrants*

Issuer                                    Shares               Value
Vivendi (Utilities -- Water),
  (Identified Cost, $2,171) .........     2,670             $     9,062
                                                            -----------
Short-Term Obligations -- 3.5%
                                        Principal Amount
                                        (000 Omitted)
Federal Home Loan Bank, due 1/03/00,
  at Amortized Cost .................   $3,000              $ 2,999,786
                                                            -----------
  Total Investments
    (Identified Cost, $67,710,644) ....................     $84,165,924
Other Assets,
  Less Liabilities -- 0.5%                                      402,624
                                                            -----------
  Net Assets -- 100.0% ................................     $84,568,548
                                                            ===========

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999

Money Market Series

Commercial Paper -- 83.0%

                                               Principal Amount
Issuer                                          (000 Omitted)          Value
American Express Credit Corp.,
  due 1/28/00 .............................        $ 3,000        $  2,986,837
Anheuser Busch, Inc.,
  due 2/11/00 .............................          5,000           4,965,150
Archer Daniels Midland Co.,
  due 2/04/00 .............................          5,000           4,971,431
Associates Corp. of North America,
  due 2/10/00 .............................         12,000          11,921,333
Associates First Capital Corp.,
  due 1/03/00 .............................         10,000           9,997,778
AT&T Corp., due 2/18/00 ...................         11,000          10,916,400
Banc One Corp., due 3/01/00 ...............         10,000           9,902,000
BankAmerica Corp.,
  due 1/10/00 - 1/12/00 ...................         17,000          16,971,197
Bell Atlantic Financial Services,
  due 1/13/00 .............................         10,000           9,980,500
Bellsouth Telecomm, Inc.,
  due 1/25/00 - 2/09/00 ...................         12,000          11,937,777
Campbell Soup Co.,
  due 2/02/00 - 2/03/00 ...................         16,900          16,809,007
Cargill, Inc.,
  due 1/14/00 - 1/20/00 ...................         13,500          13,465,447
Caterpillar Financial Services N V,
  due 1/19/00 - 2/14/00 ...................         16,000          15,927,470
CIT Group Holdings, Inc.,
  due 1/03/00 .............................          4,000           3,999,000
Coca-Cola Co., due 1/31/00 ................         10,000           9,952,167
Ford Motor Credit Corp.,
  due 1/26/00 .............................         10,000           9,958,750
General Electric Capital Corp.,
  due 2/03/00 - 2/23/00 ...................         18,800          18,672,185
General Mills, Inc.,
  due 2/11/00 - 2/23/00 ...................         14,830          14,724,410
General Motors Acceptance Corp.,
  due 1/18/00 - 2/04/00 ...................         18,000          17,921,366
Goldman Sachs Group LP,
  due 2/01/00 - 2/07/00 ...................         15,000          14,917,865
GTE Funding, Inc.,
  due 1/18/00 - 2/08/00 ...................         17,485          17,409,977
Halliburton Corp, due 1/10/00 .............         15,000          14,976,562
Heinz (H.J.) Co.,
  due 1/19/00 - 2/08/00 ...................         17,250          17,164,033
IBM Credit Corp.,
  due 1/13/00 - 2/01/00 ...................         17,000          16,944,768
Merrill Lynch & Co., Inc.,
  due 1/24/00 - 1/27/00 ...................         17,400          17,330,115
Metropolitan Life Funding, Inc.,
  due 1/21/00 - 1/25/00 ...................         16,000          15,944,196
Minnesota Mining & Manufacturing
  Co., due 2/16/00 ........................         10,000           9,923,972
Morgan Stanley Dean Witter,
  due 1/24/00 - 2/17/00 ...................         15,000          14,901,354
Motorola, Inc., due 3/14/00 ...............         10,000           9,880,361
National Rural Utilities Cooperative
  Finance Corp.,
  due 2/14/00 - 3/17/00 ...................         15,000          14,867,656
Procter & Gamble Co., due 1/31/00 .........         10,000           9,951,083
Salomon Smith Barney Holdings, Inc.,
  due 1/28/00 - 2/02/00 ...................         15,000          14,930,566
Sara Lee Corp., due 1/28/00 ...............          3,600           3,586,230
Southern California Edison Co.,
  due 2/18/00 .............................          8,000           7,934,933
                                                                  ------------
  Total Commercial Paper,
    at Amortized Cost .......................................     $416,643,876
                                                                  ------------

34-MMS

U.S. Government and
 Agency Obligations -- 17.6%

                                        Principal Amount
Issuer                                   (000 Omitted)           Value
Federal Farm Credit Bank,
  due 1/10/00 ......................        $10,760         $ 10,748,568
Federal Home Loan Bank,
  due 1/03/00 - 1/18/00 ............         12,005           11,979,144
Federal Home Loan Mortgage Corp.,
  due 1/13/00 - 3/21/00 ............         48,200           47,997,378
Federal National Mortgage Assn., due
  3/02/00 - 3/09/00 ................         17,700           17,519,183
                                                            ------------
  Total U.S. Government and Agency Obligations,
    at Amortized Cost ................................      $ 88,244,273
                                                            ------------
  Total Investments, at Amortized Cost ...............      $504,888,149
Other Assets, Less Liabilities -- (0.6%)                      (2,973,924)
                                                            ------------
  Net Assets -- 100.0% ...............................      $501,914,225
                                                            ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 1999

Strategic Income Series

Bonds -- 67.0%

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. Bonds -- 44.3%
Building Materials -- 0.7%
Building Materials Corp.,
  8.625s, 2006 ............................          $150         $   142,125
                                                                  -----------
Business Services -- 1.0%
Pierce Leahy Corp., 9.125s, 2007 ..........          $150         $   147,750
Unisystem Corp., 7.875s, 2008 .............            50              48,375
                                                                  -----------
                                                                  $   196,125
                                                                  -----------
Chemicals -- 0.8%
NL Industries, Inc., 11.75s, 2003 .........          $150         $   155,250
                                                                  -----------
Consumer Goods and Services -- 0.9%
Hayes Wheels International, Inc.,
  9.125s, 2007 ............................          $175         $   169,313
                                                                  -----------
Containers -- 0.2%
Gaylord Container Corp.,
  9.75s, 2007"B" ..........................          $ 50         $    47,000
                                                                  -----------
Energy -- 1.0%
Cheasapeake Energy Corp.,
  9.625s, 2005 ............................          $200         $   190,000
                                                                  -----------
Entertainment -- 0.9%
Time Warner Entertainment Co. LP,
  8.375s, 2033 ............................          $168         $   174,214
                                                                  -----------
Financial Institutions -- 1.6%
Natexis AMBS Co. LLC,
  8.44s, 2049## ...........................          $100         $    93,930
Residential Accredit Loans, Inc.,
  7.75s, 2027 .............................           242             222,597
                                                                  -----------
                                                                  $   316,527
                                                                  -----------
Forest and Paper Products -- 1.3%
Riverwood International Corp.,
  10.25s, 2006 ............................          $250         $   253,750
                                                                  -----------
Industrial -- 0.9%
Allied Waste North America, Inc.,
  10s, 2009## .............................          $200         $   178,500
                                                                  -----------
Information, Paging and Technology -- 0.9%
NEXTEL Communications, Inc.,
  0s to 2003, 9.95s to 2008 ...............          $250         $   175,625
                                                                  -----------
Media -- 3.0%
Chancellor Media Corp., 8.125s, 2007                 $250         $   250,625
Frontiervision Operating Partnership
  LP, 11s, 2006 ...........................           100             106,000
Hollinger International Publishing,
  Inc., 9.25s, 2007 .......................           100              98,500
Lenfest Communications, Inc.,
  10.5s, 2006 .............................           125             137,500
                                                                  -----------
                                                                  $   592,625
                                                                  -----------
Metals and Minerals -- 1.1%
P&L Coal Holdings Corp.,
  9.625s, 2008 ............................          $225         $   218,812
                                                                  -----------
Municipals -- 1.6%
Massachusetts Turnpike Authority,
  5s, 2037 ................................          $130         $   106,347
Minneapolis & St. Paul Minnesota
  Metropolitan, 5s, 2030 ..................           250             208,167
                                                                  -----------
                                                                  $   314,514
                                                                  -----------
Retail -- 0.2%
Revlon Consumer Products Corp.,
  8.125s, 2006 ............................          $ 50         $    36,250
                                                                  -----------
Steel -- 1.0%
WCI Steel, Inc., 10s, 2004 ................          $200         $   205,500
                                                                  -----------

                                                                          35-SIS

                                                                         Principal Amount
Issuer                                                                    (000 Omitted)             Value
U.S. Bonds -- continued
Supermarkets -- 0.5%
Marsh Supermarkets, Inc.,
  8.875s, 2007 .........................................................   $    100              $    97,000
                                                                                                 -----------
Telecommunications -- 6.1%
Centennial Cellular Operating Co.,
  10.75s, 2008 .........................................................   $    200              $   215,000
Century Communications Corp.,
  9.5s, 2005 ...........................................................        100                  100,000
Charter Communications Holdings,
  8.25s, 2007 ..........................................................        250                  232,500
CSC Holdings, Inc., 9.25s, 2005 ........................................        125                  130,313
NTL Communications Corp.,
  0s to 2003, 12.375s to 2006 ..........................................        200                  140,000
PSINet, Inc., 11s, 2009 ................................................        200                  206,000
Spectrasite Holdings, Inc.,
  0s to 2004, 11.25s to 2009 ...........................................        350                  185,937
                                                                                                 -----------
                                                                                                 $ 1,209,750
                                                                                                 -----------
Transportation -- 1.3%
Johnstown America Industries,
  11.75s, 2005 .........................................................   $    250              $   253,750
                                                                                                 -----------
U.S. Federal Agencies -- 4.9%
FNMA, 6.5s, 2004 .......................................................   $    500              $   493,750
GNMA, 6.5s, 2029 .......................................................        495                  464,542
                                                                                                 -----------
                                                                                                 $   958,292
                                                                                                 -----------
U.S. Government Guaranteed -- 13.3%
U.S. Treasury Notes, 5.5s, 2000 ........................................   $  1,050              $ 1,048,688
U.S. Treasury Bonds, 10.375s, 2012 .....................................        750                  911,715
U.S. Treasury Bonds, 9.875s, 2015 ......................................        214                  276,796
U.S. Treasury Notes, 6s, 2009 ..........................................        400                  387,500
                                                                                                 -----------
                                                                                                 $ 2,624,699
                                                                                                 -----------
Utilities -- Electric -- 1.1%
CMS Energy Corp., 6.75s, 2004 ..........................................   $    150              $   143,277
Niagara Mohawk Power Corp. "D",
  7.25s, 2002 ..........................................................         76                   75,356
                                                                                                 -----------
                                                                                                 $   218,633
                                                                                                 -----------
  Total U.S. Bonds ................................................................              $ 8,728,254
                                                                                                 -----------
Foreign Bonds -- 22.7%
Argentina -- 2.4%
Republic of Argentina,
  11.874s, 2004## ......................................................   $    250              $   255,625
Republic of Argentina, 6.813s, 2005 ....................................        132                  120,120
Republic of Argentina, 11s, 2006 .......................................        100                   99,300
                                                                                                 -----------
                                                                                                 $   475,045
                                                                                                 -----------
Bermuda -- 0.2%
Flag Ltd., 8.25s, 2008
  (Telecommunications) .................................................   $     50              $    46,500
                                                                                                 -----------
Brazil -- 1.6%
Federal Republic of Brazil,
  6.938s, 2006 .........................................................   $    235              $   206,800
Federal Republic of Brazil,
  11.625s, 2004 ........................................................        100                   99,650
                                                                                                 -----------
                                                                                                 $   306,450
                                                                                                 -----------
Bulgaria -- 1.0%
Hermes Europe Railtel BV,
  10.375s, 2009
  (Telecommunications) .................................................   $    200              $   198,000
                                                                                                 -----------
Canada -- 0.3%
Metronet Communications Corp.,
  0s to 2003, 9.95s to 2008
  (Telecommunications) .................................................   $     75              $    59,214
                                                                                                 -----------

                                                                        Principal Amount
Issuer                                                                    (000 Omitted)            Value
Foreign Bonds -- continued
France -- 2.2%
Republic of France, 3.5s, 2004 ......................................... EUR    442              $   421,546
                                                                                                 -----------
Germany -- 2.1%
Federal Republic of Germany,
  4.5s, 2009 ........................................................... EUR    442              $   416,872
                                                                                                 -----------
Grand Cayman Islands -- 0.4%
APP Finance IX Ltd., 9.961s, 2001
  (Paper & Related Products) ...........................................    $   100              $    82,000
                                                                                                 -----------
Greece -- 2.8%
Hellenic Republic, 8.9s, 2003 .......................................... GRD 83,000              $   270,627
Hellenic Republic, 8.6s, 2008 ..........................................     79,000                  272,780
                                                                                                 -----------
                                                                                                 $   543,407
                                                                                                 -----------
Mexico -- 4.1%
Banco Nacional de Commerce,
  7.25s, 2004 (Banks) ..................................................    $   100              $    93,250
Groupo Minero Mexico SA De CV,
  8.25s, 2008 (Metals and Minerals) ....................................        250                  202,500
Nuevo Grupo Isuacell SA De Cv,
  14.25s, 2006 (Telecommunications)## ..................................        175                  182,000
United Mexican States, 8.625s, 2008 ....................................        100                   96,700
United Mexican States, 11.375s, 2016                                            200                  226,000
                                                                                                 -----------
                                                                                                 $   800,450
                                                                                                 -----------
Netherlands -- 1.1%
Cellco Finance N.V. Turkcell,
  12.75s, 2005 (Industrial)## ..........................................    $   200              $   206,000
                                                                                                 -----------
Panama -- 0.4%
Republic of Panama, 8.875s, 2027 .......................................    $   100              $    84,750
                                                                                                 -----------
Poland -- 0.8%
Republic of Poland, 4s, 2024 ...........................................    $   250              $   163,750
                                                                                                 -----------
Russia -- 1.5%
Russia Principal Loans,
  6.906s, 2020+ ........................................................    $ 1,920              $   302,400
                                                                                                 -----------
United Kingdom -- 1.8%
Daiwa PB Ltd., 7.19s, 2049 (Banks
  and Credit Cos.) .....................................................    $   150              $   129,000
Telewest PLC, 9.625s, 2006 (Media) .....................................        100                  101,750
United Kingdom Treasury,
  6.75s, 2004 .......................................................... GBP     76                  126,114
                                                                                                 -----------
                                                                                                 $   356,864
                                                                                                 -----------
  Total Foreign Bonds .............................................................              $ 4,463,248
                                                                                                 -----------
  Total Bonds
    (Identified Cost, $13,528,157) ................................................              $13,191,502
                                                                                                 -----------
Preferred Stock -- 0.8%
                                                                             Shares
CSC Holdings, Inc., 11.125%,
  (Telecommunications)*
  (Identified Cost, $136,250) ..........................................      1,469              $   159,386
                                                                                                 -----------
Convertible Bond -- 0.5%
                                                                          Principal Amount
                                                                           (000 Omitted)
Rite Aid Corp., 5.25s, 2002(Stores)
  (Identified Cost $142,496) ...........................................   $    150              $   101,625
                                                                                                 -----------

36-SIS

Call Options Purchased -- 0.1%

                                                                            Principal Amount
                                                                              of Contracts
Issuer/Expiration Month/Strike Price                                          (000 Omitted)          Value
Canadian Dollars/September/1.4518 ......................................        CAD   1,033     $    15,735
Swiss Franc/Euro/ February/1.59 ........................................        CHF   2,834             947
                                                                                                -----------
  Total Call Options Purchased
    (Premiums Paid, $19,596) ..............................................................     $    16,682
                                                                                                -----------
Put Options Purchased
Euro/February/1.05 .....................................................        EUR   1,391     $     5,265
Japanese Yen/January/110 ...............................................        JPY   2,921             853
Japanese Yen/February/109.75 ...........................................            131,528           1,052
                                                                                                -----------
  Total Put Options Purchased
    (Premiums Paid, $16,565) ..............................................................     $     7,170
                                                                                                -----------
Short-Term Obligations -- 30.5%

                                               Principal Amount
Issuer                                          (000 Omitted)
Federal Home Loan Mortgage Corp.,
  due 1/03/00, at Amortized Cost ........         $   6,010     $ 6,009,499
                                                                -----------
  Total Investments
    (Identified Cost, $19,852,563) .....................        $19,485,864
                                                                -----------
Put Options Written

                                             Principal Amount
                                               of Contracts
Issuer/Expiration Month/Strike Price           (000 Omitted)
Australian Dollars/April/0.625 ..........       AUD    (603)    $    (3,044)
British Pounds/February/1.585 ...........       GBP  (1,296)         (4,444)
Canadian Dollars/September/1.55 .........       CAD  (1,103)           (965)
                                                                 -----------
  Total Put Options Written
    (Premiums Received, $23,332) .........................      $    (8,453)
                                                                 -----------
Call Options Written
Canadian Dollars/September/1.4
  (Premiums Received, $5,122)                   CAD    (996)    $    (5,391)
                                                                -----------
Other Assets,
  Less Liabilities -- 1.1%                                          210,954
                                                                -----------
  Net Assets -- 100.0% .....................................    $ 19,682,974
                                                                ===========

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 1999

Zero Coupon Series, Portfolio 2000

U.S. Government Guaranteed -- 99.8%

                                                        Principal Amount
Issuer                                                     (000 Omitted)       Value
Treasury Investments
  Growth Receipts -- 6.2%
Series 18, due 2/15/01 .............................         $    97        $    90,440
Series 12, due 5/15/01 .............................              22             20,160
Series 15, due 8/15/01 .............................              88             79,357
                                                                            -----------
  Total Treasury Investment Growth Receipts
    (Identified Cost, $183,093) .......................................     $   189,957
                                                                            -----------
U.S. Treasury Securities Stripped
  Interest Payments -- 93.6%
Generic Coupons, due 5/15/00 .......................         $   617        $   604,746
Generic Coupons, due 8/15/00 .......................              93             89,753
Generic Coupons, due 11/15/00 ......................           2,207          2,097,731
Generic Coupons, due 5/15/01 .......................              79             72,724
                                                                            -----------
  Total U.S. Treasury Securities Stripped
    Interest Payments (Identified Cost, $2,841,920) ...................     $ 2,864,954
                                                                            -----------
  Total Investments
    (Identified Cost, $3,025,013) .....................................     $ 3,054,911
Other Assets,
  Less Liabilities -- 0.2%                                                        5,617
                                                                            -----------
  Net Assets -- 100.0% ................................................     $ 3,060,528
                                                                            ===========

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
  * Non-income producing security.
 ** Non-income producing security-in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for an open futures contract.
  + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD =Australian Dollars                   GRD =Greek Drachma
CAD =Canadian Dollars                     HKD =Hong Kong Dollars
CHF =Swiss Francs                         JPY =Japanese Yen
DKK =Danish Kroner                        NZD =New Zealand Dollars
EUR =Euro                                 PLN =Polish Zloty
GBP =British Pounds                       SEK =Swedish Kronor


                                                                          37-ZCS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1999

                                                                                              Emerging
                                                                                               Markets
                                                                                 Bond          Equity
Assets:                                                                         Series         Series
 Investments --                                                            --------------- --------------
  Unaffiliated issuers, at cost ..........................................  $ 53,120,695    $ 31,441,767
  Unrealized appreciation (depreciation) .................................    (1,820,055)      6,421,321
                                                                            ------------    ------------
    Total investments, at value ..........................................  $ 51,300,640    $ 37,863,088
 Investments of cash collateral for securities loaned, at value and
  identified cost ........................................................            --              --
 Cash ....................................................................            --           4,503
 Foreign currency, at value (identified cost, $0, $375,165, $0, $0,
  $0, $0, $0, respectively) ..............................................            --         387,249
 Net receivable for forward foreign currency exchange contracts
  purchased ..............................................................            --              --
 Net receivable for forward foreign currency exchange contracts sold .....            --              --
 Net receivable for forward foreign currency exchange contracts
  closed or subject to master netting agreements .........................            --              --
 Receivable for daily variation margin on open future contracts ..........            --              --
 Receivable for investments sold .........................................            --          77,473
 Receivable for Series shares sold .......................................       104,407         146,324
 Interest and dividends receivable .......................................       791,107          30,786
 Other assets ............................................................            74             262
                                                                            ------------    ------------
    Total assets .........................................................  $ 52,196,228    $ 38,509,685
                                                                            ============    ============
Liabilities:
 Cash overdraft ..........................................................  $     24,245    $         --
 Payable for investments purchased .......................................            --              --
 Payable for Series shares reacquired ....................................         9,768         327,916
 Collateral for securities loaned, at value ..............................            --              --
 Net payable for forward foreign currency exchange contracts to sell .....            --              --
 Net payable for forward foreign currency exchange contracts subject
  to master netting agreements ...........................................            --              --
 Written options outstanding, at value (premiums received
  $0, $0, $225,163, $338,517, $30,494, $0 and $0, respectively) ..........            --              --
 Payable to affiliates --
  Management fee .........................................................           861           1,308
 Accrued expenses and other liabilities ..................................        19,945          41,545
                                                                            ------------    ------------
    Total liabilities ....................................................  $     54,819    $    370,769
                                                                            ------------    ------------
Net assets ...............................................................  $ 52,141,409    $ 38,138,916
                                                                            ============    ============
Net assets consist of:
 Paid-in capital .........................................................  $ 52,677,994    $ 35,763,759
 Unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities in foreign currencies ............    (1,820,055)      6,428,858
 Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions ......................................    (1,090,758)     (3,989,726)
 Accumulated undistributed net investment income (loss) ..................     2,374,228         (63,975)
                                                                            ------------    ------------
     Total ...............................................................  $ 52,141,409    $ 38,138,916
                                                                            ============    ============
 Shares of beneficial interest outstanding ...............................     5,035,082       3,339,357
                                                                            =============   ============
 Net asset value, offering price and redemption price per
  share (net assets [divided by] shares of beneficial interest
  outstanding) ...........................................................  $      10.36    $      11.42
                                                                           =============   =============

                                                                                  Global            Global         Global
                                                                                  Asset          Governments    Total Return
Assets:                                                                     Allocation Series       Series         Series
 Investments --                                                            ------------------- --------------- --------------
  Unaffiliated issuers, at cost ..........................................     $104,501,902     $ 73,627,996    $ 91,908,352
  Unrealized appreciation (depreciation) .................................       19,275,934       (3,241,671)     14,389,329
                                                                               ------------     ------------    ------------
    Total investments, at value ..........................................     $123,777,836     $ 70,386,325    $106,297,681
 Investments of cash collateral for securities loaned, at value and
  identified cost ........................................................        3,804,660               --       1,993,880
 Cash ....................................................................          107,221        3,170,059          98,565
 Foreign currency, at value (identified cost, $0, $375,165, $0, $0,
  $0, $0, $0, respectively) ..............................................               --               --              --
 Net receivable for forward foreign currency exchange contracts
  purchased ..............................................................           54,165          257,553           3,206
 Net receivable for forward foreign currency exchange contracts sold .....               --           23,630              --
 Net receivable for forward foreign currency exchange contracts
  closed or subject to master netting agreements .........................          280,588               --          89,592
 Receivable for daily variation margin on open future contracts ..........            2,100               --              --
 Receivable for investments sold .........................................          311,200               --              --
 Receivable for Series shares sold .......................................           10,282           11,395          76,834
 Interest and dividends receivable .......................................          849,935          841,454         718,245
 Other assets ............................................................            1,593            1,384           1,037
                                                                               ------------     ------------    ------------
    Total assets .........................................................     $129,199,580     $ 74,691,800    $109,279,040
                                                                               ============     ============    ============
Liabilities:
 Cash overdraft ..........................................................     $         --     $         --    $         --
 Payable for investments purchased .......................................           38,975               --              --
 Payable for Series shares reacquired ....................................            4,932           65,550         106,729
 Collateral for securities loaned, at value ..............................        3,804,660               --       1,993,880
 Net payable for forward foreign currency exchange contracts to sell .....          106,008               --          15,179
 Net payable for forward foreign currency exchange contracts subject
  to master netting agreements ...........................................               --          163,857              --
 Written options outstanding, at value (premiums received
  $0, $0, $225,163, $338,517, $30,494, $0 and $0, respectively) ..........          108,987           84,981           2,642
 Payable to affiliates --
  Management fee .........................................................            2,572            1,531           2,209
 Accrued expenses and other liabilities ..................................           59,763           57,770          59,000
                                                                               ------------     ------------    ------------
    Total liabilities ....................................................     $  4,125,897     $    373,689    $  2,179,639
                                                                               ------------     ------------    ------------
Net assets ...............................................................     $125,073,683     $ 74,318,111    $107,099,401
                                                                               ============     ============    ============
Net assets consist of:
 Paid-in capital .........................................................     $100,022,865     $ 76,938,199    $ 85,196,739
 Unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities in foreign currencies ............       18,860,342       (2,889,360)     14,483,228
 Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions ......................................          739,048       (2,343,911)      5,329,340
 Accumulated undistributed net investment income (loss) ..................        5,451,428        2,613,183       2,090,094
                                                                               ------------     ------------    ------------
     Total ...............................................................     $125,073,683     $ 74,318,111    $107,099,401
                                                                               ============     ============    ============
 Shares of beneficial interest outstanding ...............................        7,725,899        7,239,234       6,433,989
                                                                               ============     ============    ============
 Net asset value, offering price and redemption price per
  share (net assets [divided by] shares of beneficial interest
  outstanding) ...........................................................     $      16.19     $      10.27    $      16.65
                                                                               ============     ============    ============

                                                                              Government          High
                                                                              Securities         Yield
Assets:                                                                         Series           Series
 Investments --                                                            ---------------- ---------------
  Unaffiliated issuers, at cost ..........................................  $ 544,462,401    $ 362,648,495
  Unrealized appreciation (depreciation) .................................    (20,096,892)     (14,663,367)
                                                                            -------------    -------------
    Total investments, at value ..........................................  $ 524,365,509    $ 347,985,128
 Investments of cash collateral for securities loaned, at value and
  identified cost ........................................................             --               --
 Cash ....................................................................          5,028          149,175
 Foreign currency, at value (identified cost, $0, $375,165, $0, $0,
  $0, $0, $0, respectively) ..............................................             --               --
 Net receivable for forward foreign currency exchange contracts
  purchased ..............................................................             --               --
 Net receivable for forward foreign currency exchange contracts sold                   --               --
 Net receivable for forward foreign currency exchange contracts
  closed or subject to master netting agreements .........................             --           14,435
 Receivable for daily variation margin on open future contracts ..........             --               --
 Receivable for investments sold .........................................             --               --
 Receivable for Series shares sold .......................................         69,617           80,258
 Interest and dividends receivable .......................................      5,391,597        7,116,037
 Other assets ............................................................          5,536            3,765
                                                                            -------------    -------------
    Total assets .........................................................  $ 529,837,287    $ 355,348,798
                                                                            =============    =============
Liabilities:
 Cash overdraft ..........................................................  $          --    $          --
 Payable for investments purchased .......................................     18,433,671               --
 Payable for Series shares reacquired ....................................        556,982          165,528
 Collateral for securities loaned, at value ..............................             --               --
 Net payable for forward foreign currency exchange contracts to sell .....             --               --
 Net payable for forward foreign currency exchange contracts subject
  to master netting agreements ...........................................             --               --
 Written options outstanding, at value (premiums received
  $0, $0, $225,163, $338,517, $30,494, $0 and $0, respectively) ..........             --               --
 Payable to affiliates --
  Management fee .........................................................          7,749            7,325
 Accrued expenses and other liabilities ..................................         78,967           75,957
                                                                            -------------    -------------
    Total liabilities ....................................................  $  19,077,369    $     248,810
                                                                            -------------    -------------
Net assets ...............................................................  $ 510,759,918    $ 355,099,988
                                                                            =============    =============
Net assets consist of:
 Paid-in capital .........................................................  $ 509,677,064    $ 353,339,679
 Unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities in foreign currencies ............    (20,096,892)     (14,648,950)
 Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions ......................................     (9,905,022)     (14,839,052)
 Accumulated undistributed net investment income (loss) ..................     31,084,768       31,248,311
                                                                            -------------    -------------
     Total ...............................................................  $ 510,759,918    $ 355,099,988
                                                                            =============    =============
 Shares of beneficial interest outstanding ...............................    40,936,137       39,384,834
                                                                            ==============   ==============
 Net asset value, offering price and redemption price per
  share (net assets [divided by] shares of beneficial interest
  outstanding) ...........................................................  $       12.48    $        9.02
                                                                           ==============   ==============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1999 -- continued

                                                                                            International
                                                                                             Growth and       Money
                                                                                               Income         Market
Assets:                                                                                        Series         Series
 Investments --                                                                            -------------- ---------------
  Unaffiliated issuers, at identified cost ...............................................  $67,710,644    $504,888,149
  Unrealized appreciation (depreciation) .................................................   16,455,280              --
                                                                                            -----------    ------------
    Total investments, at value ..........................................................  $84,165,924    $504,888,149
 Investments of cash collateral for securities loaned, at value and identified cost ......    3,514,750              --
 Cash ....................................................................................       86,709          10,622
 Foreign currency, at value (identified cost $151,987, $0, $0, and $0, respectively) .....      150,681              --
 Net receivable for forward foreign currency exchange contracts to purchase ..............           --              --
 Net receivable for forward foreign currency exchange contracts to sell ..................           --              --
 Receivable for Series shares sold .......................................................       78,921         823,104
 Interest and dividends receivable .......................................................      174,106              --
 Receivable from investment adviser ......................................................           --              --
 Prepaid Insurance .......................................................................           --          12,316
 Other assets ............................................................................          734           6,143
                                                                                            -----------    ------------
    Total assets .........................................................................  $88,171,825    $505,740,334
                                                                                            ===========    ============
Liabilities:
 Payable for investments purchased .......................................................  $        --    $         --
 Payable for Series shares reacquired ....................................................       36,229       3,746,375
 Collateral for securities loaned, at value ..............................................    3,514,750              --
 Net payable for forward foreign currency exchange contracts to sell .....................           --              --
 Net payable for forward foreign currency exchange contracts either closed or subject to
  master netting agreements ..............................................................           --              --
 Written options outstanding, at value (premiums received $0, $0, $28,454 and $0,
  respectively) ..........................................................................           --              --
 Payable to affiliates --
  Management fee .........................................................................        2,299           6,880
 Accrued expenses and other liabilities ..................................................       49,999          72,854
                                                                                            -----------    ------------
    Total Liabilities ....................................................................  $ 3,603,277    $  3,826,109
                                                                                            -----------    ------------
Net assets ...............................................................................  $84,568,548    $501,914,225
                                                                                            ===========    ============
Net assets consist of:
 Paid-in capital .........................................................................  $60,132,454    $501,914,225
 Unrealized appreciation (depreciation) on investments and translation of assets and
  liabilities in foreign currencies ......................................................   16,451,187              --
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................    7,312,147              --
 Accumulated undistributed net investment income .........................................      672,760              --
                                                                                            -----------    ------------
    Total ................................................................................  $84,568,548    $501,914,225
                                                                                            ===========    ============
 Shares of beneficial interest outstanding ...............................................   5,647,846      501,914,225
                                                                                            ===========    ============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................  $    14.97     $       1.00
                                                                                            ===========    ============

                                                                                              Strategic      Zero Coupon
                                                                                                Income         Series,
Assets:                                                                                         Series      Portfolio 2000
 Investments --                                                                            --------------- ---------------
  Unaffiliated issuers, at identified cost ...............................................   $19,852,563     $3,025,013
  Unrealized appreciation (depreciation) .................................................      (366,699)        29,898
                                                                                             -----------     ----------
    Total investments, at value ..........................................................   $19,485,864     $3,054,911
 Investments of cash collateral for securities loaned, at value and identified cost ......            --             --
 Cash ....................................................................................         5,109          7,386
 Foreign currency, at value (identified cost $151,987, $0, $0, and $0, respectively) .....            --             --
 Net receivable for forward foreign currency exchange contracts to purchase ..............        20,245             --
 Net receivable for forward foreign currency exchange contracts to sell ..................            --             --
 Receivable for Series shares sold .......................................................        44,942             --
 Interest and dividends receivable .......................................................       260,927             --
 Receivable from investment adviser ......................................................            --          5,605
 Prepaid Insurance .......................................................................            --             --
 Other assets ............................................................................            36             46
                                                                                             -----------     ----------
    Total assets .........................................................................   $19,817,123     $3,067,948
                                                                                             ===========     ==========
Liabilities:
 Payable for investments purchased .......................................................   $    85,857     $       --
 Payable for Series shares reacquired ....................................................           559             70
 Collateral for securities loaned, at value ..............................................            --             --
 Net payable for forward foreign currency exchange contracts to sell .....................         6,801             --
 Net payable for forward foreign currency exchange contracts either closed or subject to
  master netting agreements ..............................................................         6,875             --
 Written options outstanding, at value (premiums received $0, $0, $28,454 and $0,
  respectively) ..........................................................................        13,844             --
 Payable to affiliates --
  Management fee .........................................................................           405             21
 Accrued expenses and other liabilities ..................................................        19,808          7,329
                                                                                             -----------     ----------
    Total Liabilities ....................................................................   $   134,149     $    7,420
                                                                                             -----------     ----------
Net assets ...............................................................................   $19,682,974     $3,060,528
                                                                                             ===========     ==========
Net assets consist of:
 Paid-in capital .........................................................................   $19,218,775     $2,835,183
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      (347,992)        29,898
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................       (74,845)        (5,910)
 Accumulated undistributed net investment income .........................................       887,036        201,357
                                                                                             -----------     ----------
    Total ................................................................................   $19,682,974     $3,060,528
                                                                                             ===========     ==========
 Shares of beneficial interest outstanding ...............................................     1,919,606        354,593
                                                                                             ===========     ==========
 Net asset value, offering price and redemption price per share (net assets [divided by]
shares of
  beneficial interest outstanding) .......................................................   $     10.25     $     8.63
                                                                                             ===========     ==========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1999

                                                                                                 Emerging
                                                                                                 Markets
                                                                                  Bond            Equity
Net investment income:                                                           Series           Series
 Income --                                                                  ---------------- ---------------
  Interest ................................................................   $  2,643,886     $    87,142
  Dividends ...............................................................             --         445,985
  Foreign taxes withheld ..................................................             --         (39,783)
                                                                              ------------     -----------
   Total investment income ................................................   $  2,643,886     $   493,344
                                                                              ------------     -----------
 Expenses --
  Management fees .........................................................   $    224,282     $   302,739
  Trustees' compensation ..................................................            502             445
  Administrative fees .....................................................          4,522           2,905
  Custodian fees ..........................................................         15,031          38,884
  Printing fees ...........................................................          3,615           6,610
  Auditing fees ...........................................................         19,829          29,778
  Legal fees ..............................................................          1,160           1,537
  Miscellaneous ...........................................................            209           4,399
                                                                              ------------     -----------
   Total expenses .........................................................   $    269,150     $   387,297
  Fees paid indirectly ....................................................         (4,914)           (217)
                                                                              ------------     -----------
   Net expenses ...........................................................   $    264,236     $   387,080
                                                                              ------------     -----------
    Net investment income .................................................   $  2,379,650     $   106,264
                                                                              ------------     -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................   $ (1,090,486)    $   753,907
  Foreign currency transactions ...........................................           (838)       (164,729)
  Futures contracts .......................................................             --              --
  Written options transactions ............................................             --              --
                                                                              ------------     -----------
  Net realized gain (loss) on investments and foreign currency
   transactions ...........................................................   $ (1,091,324)    $   589,178
                                                                              ------------     -----------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................   $ (1,871,248)    $10,573,709
  Translation of assets and liabilities in foreign currencies .............            102          10,154
  Futures contracts .......................................................             --              --
  Written options .........................................................             --              --
                                                                              ------------     -----------
   Net unrealized gain (loss) on investments and foreign currency
    translation ...........................................................   $ (1,871,146)    $10,583,863
                                                                              ------------     -----------
    Net realized and unrealized gain (loss) on investments and
     foreign currency .....................................................   $ (2,962,470)    $11,173,041
                                                                              ------------     -----------
     Increase (decrease) in net assets from operations ....................   $   (582,820)    $11,279,305
                                                                              ============     ===========

                                                                              Global Asset       Global          Global
                                                                               Allocation      Governments    Total Return
Net investment income:                                                           Series          Series          Series
 Income --                                                                  --------------- ---------------- --------------
  Interest ................................................................  $  3,187,290     $  4,746,294     $2,310,718
  Dividends ...............................................................       864,689               --      1,209,847
  Foreign taxes withheld ..................................................      (100,174)              --       (119,186)
                                                                             ------------     ------------     ----------
   Total investment income ................................................  $  3,951,805     $  4,746,294     $3,401,379
                                                                             ------------     ------------     ----------
 Expenses --
  Management fees .........................................................  $    892,865     $    653,497     $  758,430
  Trustees' compensation ..................................................         3,257            2,290          1,586
  Administrative fees .....................................................        15,338           11,470         12,992
  Custodian fees ..........................................................        87,642           61,077         79,255
  Printing fees ...........................................................         8,797           12,875         10,946
  Auditing fees ...........................................................        38,000           37,879         37,321
  Legal fees ..............................................................           960            1,508          1,247
  Miscellaneous ...........................................................        19,381            1,483          1,493
                                                                             ------------     ------------     ----------
   Total expenses .........................................................  $  1,066,240     $    782,079     $  903,270
  Fees paid indirectly ....................................................       (18,004)          (2,990)        (4,987)
                                                                             ------------     ------------     ----------
   Net expenses ...........................................................  $  1,048,236     $    779,089     $  898,283
                                                                             ------------     ------------     ----------
    Net investment income .................................................  $  2,903,569     $  3,967,205     $2,503,096
                                                                             ------------     ------------     ----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................  $  4,588,031     $ (3,352,333)    $4,775,178
  Foreign currency transactions ...........................................     3,828,638        1,510,376        811,016
  Futures contracts .......................................................    (2,985,733)              --             --
  Written options transactions ............................................       675,501          373,631         51,369
                                                                             ------------     ------------     ----------
  Net realized gain (loss) on investments and foreign currency
   transactions ...........................................................  $  6,106,437     $ (1,468,326)    $5,637,563
                                                                             ------------     ------------     ----------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................  $ 11,353,338     $ (7,426,457)    $  228,620
  Translation of assets and liabilities in foreign currencies .............       115,008         (392,024)        14,347
  Futures contracts .......................................................      (320,796)              --             --
  Written options .........................................................       (30,406)         295,512         27,852
                                                                             ------------     ------------     ----------
   Net unrealized gain (loss) on investments and foreign currency
    translation ...........................................................  $ 11,117,144     $ (7,522,969)    $  270,819
                                                                             ------------     ------------     ----------
    Net realized and unrealized gain (loss) on investments and
     foreign currency .....................................................  $ 17,223,581     $ (8,991,295)    $5,908,382
                                                                             ------------     ------------     ----------
     Increase (decrease) in net assets from operations ....................  $ 20,127,150     $ (5,024,090)    $8,411,478
                                                                             ============     ============     ==========

                                                                               Government          High
                                                                                Securties          Yield
Net investment income:                                                           Series           Series
 Income --                                                                  ---------------- ----------------
  Interest ................................................................  $  34,140,457     $ 33,665,177
  Dividends ...............................................................             --          390,806
  Foreign taxes withheld ..................................................             --               --
                                                                             -------------     ------------
   Total investment income ................................................  $  34,140,457     $ 34,055,983
                                                                             -------------     ------------
 Expenses --
  Management fees .........................................................  $   2,719,538     $  2,574,420
  Trustees' compensation ..................................................         11,735            8,316
  Administrative fees .....................................................         63,271           44,020
  Custodian fees ..........................................................        154,226          126,185
  Printing fees ...........................................................         39,072           33,531
  Auditing fees ...........................................................         32,529           36,529
  Legal fees ..............................................................          1,618            1,635
  Miscellaneous ...........................................................          2,038           19,751
                                                                             -------------     ------------
   Total expenses .........................................................  $   3,024,027     $  2,844,387
  Fees paid indirectly ....................................................        (13,528)         (16,794)
                                                                             -------------     ------------
   Net expenses ...........................................................  $   3,010,499     $  2,827,593
                                                                             -------------     ------------
    Net investment income .................................................  $  31,129,958     $ 31,228,390
                                                                             -------------     ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................  $  (2,949,200)    $ (6,011,638)
  Foreign currency transactions ...........................................             --           (8,610)
  Futures contracts .......................................................             --               --
  Written options transactions ............................................             --               --
                                                                             -------------     ------------
  Net realized gain (loss) on investments and foreign currency
   transactions ...........................................................  $  (2,949,200)    $ (6,020,248)
                                                                             -------------     ------------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................  $ (37,685,474)    $ (2,270,447)
  Translation of assets and liabilities in foreign currencies .............             --           14,417
  Futures contracts .......................................................             --               --
  Written options .........................................................             --               --
                                                                             -------------     ------------
   Net unrealized gain (loss) on investments and foreign currency
    translation ...........................................................  $ (37,685,474)    $ (2,256,030)
                                                                             -------------     ------------
    Net realized and unrealized gain (loss) on investments and
     foreign currency .....................................................  $ (40,634,674)    $ (8,276,278)
                                                                             -------------     ------------
     Increase (decrease) in net assets from operations ....................  $  (9,504,716)    $ 22,952,112
                                                                             =============     ============

                       See notes to financial statements.
40

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1999 -- continued

                                                                                        International
                                                                                         Growth and
                                                                                           Income
Net investment income:                                                                     Series
 Income --                                                                             --------------
  Interest ...........................................................................  $   242,643
  Dividends ..........................................................................    1,509,880
  Foreign taxes withheld .............................................................     (168,647)
                                                                                        -----------
   Total investment income ...........................................................  $ 1,583,876
                                                                                        -----------
 Expenses --
  Management fees ....................................................................  $   730,178
  Trustees' compensation .............................................................          886
  Administrative fees ................................................................        9,526
  Custodian fees .....................................................................       85,105
  Printing fees ......................................................................        9,256
  Auditing fees ......................................................................       30,500
  Legal fees .........................................................................          960
  Miscellaneous ......................................................................        2,732
                                                                                        -----------
   Total expenses ....................................................................  $   869,143
  Reduction of expenses by investment adviser ........................................           --
  Fees paid indirectly ...............................................................       (3,178)
                                                                                        -----------
   Net expenses ......................................................................  $   865,965
                                                                                        -----------
    Net investment income ............................................................  $   717,911
                                                                                        -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................  $ 7,337,353
  Foreign currency transactions ......................................................      (36,913)
  Written options transactions .......................................................           --
                                                                                        -----------
   Net realized gain (loss) on investments and foreign currency transactions .........  $ 7,300,440
                                                                                        -----------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................  $ 5,268,527
  Translation of assets and liabilities in foreign currencies ........................       (9,286)
  Written options ....................................................................           --
                                                                                        -----------
   Net unrealized gain (loss) on investments and foreign currency translation ........  $ 5,259,241
                                                                                        -----------
    Net realized and unrealized gain (loss) on investments and foreign currency ......  $12,559,681
                                                                                        -----------
     Increase in net assets from operations ..........................................  $13,277,592
                                                                                        ===========

                                                                                            Money       Strategic
                                                                                           Market         Income
Net investment income:                                                                     Series         Series
 Income --                                                                             -------------- -------------
  Interest ...........................................................................  $24,958,809    $1,072,529
  Dividends ..........................................................................           --            --
  Foreign taxes withheld .............................................................           --            --
                                                                                        -----------    ----------
   Total investment income ...........................................................  $24,958,809    $1,072,529
                                                                                        -----------    ----------
 Expenses --
  Management fees ....................................................................  $ 2,428,098    $  101,348
  Trustees' compensation .............................................................       10,246           199
  Administrative fees ................................................................       62,992         1,627
  Custodian fees .....................................................................      163,910        11,418
  Printing fees ......................................................................       44,559         1,401
  Auditing fees ......................................................................       18,529        27,829
  Legal fees .........................................................................        1,493         1,463
  Miscellaneous ......................................................................       36,086         1,247
                                                                                        -----------    ----------
   Total expenses ....................................................................  $ 2,765,913    $  146,532
  Reduction of expenses by investment adviser ........................................           --            --
  Fees paid indirectly ...............................................................       (9,919)       (6,766)
                                                                                        -----------    ----------
   Net expenses ......................................................................  $ 2,755,994    $  139,766
                                                                                        -----------    ----------
    Net investment income ............................................................  $22,202,815    $  932,763
                                                                                        -----------    ----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................  $        --    $ (108,730)
  Foreign currency transactions ......................................................           --        59,551
  Written options transactions .......................................................           --        19,972
                                                                                        -----------    ----------
   Net realized gain (loss) on investments and foreign currency transactions .........  $        --    $  (29,207)
                                                                                        -----------    ----------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................  $        --    $ (287,139)
  Translation of assets and liabilities in foreign currencies ........................           --       (25,622)
  Written options ....................................................................           --        17,647
                                                                                        -----------    ----------
   Net unrealized gain (loss) on investments and foreign currency translation ........  $        --    $ (295,114)
                                                                                        -----------    ----------
    Net realized and unrealized gain (loss) on investments and foreign currency ......  $        --    $ (324,321)
                                                                                        -----------    ----------
     Increase in net assets from operations ..........................................  $22,202,815    $  608,442
                                                                                        ===========    ==========

                                                                                             Zero
                                                                                        Coupon Series
Net investment income:                                                                  Portfolio 2000
 Income --                                                                             ---------------
  Interest ...........................................................................   $  217,926
  Dividends ..........................................................................           --
  Foreign taxes withheld .............................................................           --
                                                                                         ----------
   Total investment income ...........................................................   $  217,926
                                                                                         ----------
 Expenses --
  Management fees ....................................................................   $    8,036
  Trustees' compensation .............................................................           95
  Administrative fees ................................................................          418
  Custodian fees .....................................................................        4,396
  Printing fees ......................................................................          175
  Auditing fees ......................................................................        8,029
  Legal fees .........................................................................        1,194
  Miscellaneous ......................................................................          348
                                                                                         ----------
   Total expenses ....................................................................   $   22,691
  Reduction of expenses by investment adviser ........................................       (5,625)
  Fees paid indirectly ...............................................................         (995)
                                                                                         ----------
   Net expenses ......................................................................   $   16,071
                                                                                         ----------
    Net investment income ............................................................   $  201,855
                                                                                         ----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $   21,136
  Foreign currency transactions ......................................................           --
  Written options transactions .......................................................           --
                                                                                         ----------
   Net realized gain (loss) on investments and foreign currency transactions .........   $   21,136
                                                                                         ----------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $ (128,846)
  Translation of assets and liabilities in foreign currencies ........................           --
  Written options ....................................................................           --
                                                                                         ----------
   Net unrealized gain (loss) on investments and foreign currency translation ........   $ (128,846)
                                                                                         ----------
    Net realized and unrealized gain (loss) on investments and foreign currency ......   $ (107,710)
                                                                                         ----------
     Increase in net assets from operations ..........................................   $   94,145
                                                                                         ==========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999

                                                                                               Emerging
                                                                                               Markets
                                                                                 Bond           Equity
Increase (decrease) in net assets:                                              Series          Series
From operations --                                                         --------------- ---------------
 Net investment income ...................................................  $  2,379,650     $   106,264
 Net realized gain (loss) on investments and foreign currency
 transactions ............................................................    (1,091,324)        589,178
 Net unrealized gain (loss) on investments and foreign currency
 translation .............................................................    (1,871,146)     10,583,863
                                                                            ------------     -----------
  Increase (decrease) in net assets from operations ......................  $   (582,820)    $11,279,305
                                                                            ------------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................  $   (290,409)    $        --
 From net realized gain on investments and foreign currency
  transactions ...........................................................      (165,561)             --
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................          (214)             --
                                                                            ------------     -----------
  Total distributions declared to shareholders ...........................  $   (456,184)    $        --
                                                                            ------------     -----------
Net increase (decrease) in net assets from Series share transactions .....  $ 33,585,650     $ 9,740,763
                                                                            ------------     -----------
   Total increase (decrease) in net assets ...............................  $ 32,546,646     $21,020,068
Net assets --
 At beginning of year ....................................................    19,594,763      17,118,848
                                                                            ------------     -----------
 At end of year ..........................................................  $ 52,141,409     $38,138,916
                                                                            ============     ===========
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................  $  2,374,228     $   (63,975)
                                                                            ============     ===========


                                                                                Global                             Global
                                                                                 Asset            Global            Total
                                                                              Allocation       Governments         Return
Increase (decrease) in net assets:                                              Series            Series           Series
From operations --                                                         ---------------- ----------------- ----------------
 Net investment income ...................................................  $   2,903,569     $   3,967,205     $  2,503,096
 Net realized gain (loss) on investments and foreign currency
 transactions ............................................................      6,106,437        (1,468,326)       5,637,563
 Net unrealized gain (loss) on investments and foreign currency
 translation .............................................................     11,117,144        (7,522,969)         270,819
                                                                            -------------     -------------     ------------
  Increase (decrease) in net assets from operations ......................  $  20,127,150     $  (5,024,090)    $  8,411,478
                                                                            -------------     -------------     ------------
Distributions declared to shareholders --
 From net investment income ..............................................  $  (6,365,955)    $  (7,831,468)    $ (3,142,302)
 From net realized gain on investments and foreign currency
  transactions ...........................................................       (224,968)       (2,592,542)      (4,453,265)
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................             --              (477)              --
                                                                            -------------     -------------     ------------
  Total distributions declared to shareholders ...........................  $  (6,590,923)    $ (10,424,487)    $ (7,595,567)
                                                                            -------------     -------------     ------------
Net increase (decrease) in net assets from Series share transactions .....  $ (15,103,155)    $  (9,453,319)    $  6,328,108
                                                                            -------------     -------------     ------------
   Total increase (decrease) in net assets ...............................  $  (1,566,928)    $ (24,901,896)    $  7,144,019
Net assets --
 At beginning of year ....................................................    126,640,611        99,220,007       99,955,382
                                                                            -------------     -------------     ------------
 At end of year ..........................................................  $ 125,073,683     $  74,318,111     $107,099,401
                                                                            =============     =============     ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................  $   5,451,428     $   2,613,183     $  2,090,094
                                                                            =============     =============     ============

                                                                              Government           High
                                                                              Securities          Yield
Increase (decrease) in net assets:                                              Series            Series
From operations --                                                         ---------------- -----------------
 Net investment income ...................................................  $  31,129,958     $  31,228,390
 Net realized gain (loss) on investments and foreign currency
 transactions ............................................................     (2,949,200)       (6,020,248)
 Net unrealized gain (loss) on investments and foreign currency
 translation .............................................................    (37,685,474)       (2,256,030)
                                                                            -------------     -------------
  Increase (decrease) in net assets from operations ......................  $  (9,504,716)    $  22,952,112
                                                                            -------------     -------------
Distributions declared to shareholders --
 From net investment income ..............................................  $ (24,646,040)    $ (28,064,079)
 From net realized gain on investments and foreign currency
  transactions ...........................................................             --                --
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................             --                --
                                                                            -------------     -------------
  Total distributions declared to shareholders ...........................  $ (24,646,040)    $ (28,064,079)
                                                                            -------------     -------------
Net increase (decrease) in net assets from Series share transactions .....  $  87,436,686     $  33,979,598
                                                                            -------------     -------------
   Total increase (decrease) in net assets ...............................  $  53,285,930     $  28,867,631
Net assets --
 At beginning of year ....................................................    457,473,988       326,232,357
                                                                            -------------     -------------
 At end of year ..........................................................  $ 510,759,918     $ 355,099,988
                                                                            =============     =============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................  $  31,084,768     $  31,248,311
                                                                            =============     =============

                                                                            International
                                                                              Growth and
Increase (decrease) in net assets:                                          Income Series
From operations --                                                         ---------------
 Net investment income ...................................................  $    717,911
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................     7,300,440
 Net unrealized gain (loss) on investments and foreign currency
  translation ............................................................     5,259,241
                                                                            ------------
  Increase in net assets from operations .................................  $ 13,277,592
                                                                            ------------
Distributions declared to shareholders --
 From net investment income ..............................................  $   (524,003)
 From net realized gain on investments and foreign currency
  transactions ...........................................................    (1,761,981)
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................            --
                                                                            ------------
  Total distributions declared to shareholders ...........................  $ (2,285,984)
                                                                            ------------
Net increase (decrease) in net assets from Series share transactions .....  $ (1,833,468)
                                                                            ------------
   Total increase (decrease) in net assets ...............................  $  9,158,140
Net assets:
 At beginning of year ....................................................    75,410,408
                                                                            ------------
 At end of year ..........................................................  $ 84,568,548
                                                                            ============
Accumulated undistributed net investment income included in
 net assets at end of year ...............................................  $    672,760
                                                                            ============

                                                                                                                   Zero
                                                                                 Money          Strategic         Coupon
                                                                                 Market           Income         Series,
Increase (decrease) in net assets:                                               Series           Series      Portfolio 2000
From operations --                                                         ----------------- --------------- ---------------
 Net investment income ...................................................   $  22,202,815     $   932,763     $  201,855
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................              --         (29,207)        21,136
 Net unrealized gain (loss) on investments and foreign currency
  translation ............................................................              --        (295,114)      (128,846)
                                                                             -------------     -----------     ----------
  Increase in net assets from operations .................................   $  22,202,815     $   608,442     $   94,145
                                                                             -------------     -----------     ----------
Distributions declared to shareholders --
 From net investment income ..............................................   $ (22,202,815)    $  (163,605)    $ (207,140)
 From net realized gain on investments and foreign currency
  transactions ...........................................................              --         (45,806)            --
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................              --         (62,512)            --
                                                                             -------------     -----------     ----------
  Total distributions declared to shareholders ...........................   $ (22,202,815)    $  (271,923)    $ (207,140)
                                                                             -------------     -----------     ----------
Net increase (decrease) in net assets from Series share transactions .....   $  36,369,299     $11,566,026     $ (299,956)
                                                                             -------------     -----------     ----------
   Total increase (decrease) in net assets ...............................   $  36,369,299     $11,902,545     $ (412,951)
Net assets:
 At beginning of year ....................................................     465,544,926       7,780,429      3,473,479
                                                                             -------------     -----------     ----------
 At end of year ..........................................................   $ 501,914,225     $19,682,974     $3,060,528
                                                                             =============     ===========     ==========
Accumulated undistributed net investment income included in
 net assets at end of year ...............................................   $          --     $   887,036     $  201,357
                                                                             =============     ===========     ==========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1998 -- continued

                                                                                           Emerging
                                                                                           Markets
                                                                             Bond           Equity
Increase (decrease) in net assets:                                          Series*         Series
From operations --                                                      -------------- ---------------
 Net investment income ................................................  $   286,503    $    215,874
 Net realized gain (loss) on investments and foreign currency
 transactions .........................................................      164,825      (4,849,172)
 Net unrealized gain (loss) on investments and foreign currency
 translation ..........................................................       51,091      (2,880,714)
                                                                         -----------    ------------
  Increase (decrease) in net assets from operations ...................  $   502,419    $ (7,514,012)
                                                                         -----------    ------------
Distributions declared to shareholders --
 From net investment income ...........................................  $        --     $  (302,910)
 From net realized gain on investments and foreign currency
 transactions .........................................................           --        (215,066)
 In excess of net realized gain on investments and foreign currency
 transactions .........................................................           --        (115,045)
 From paid-in capital .................................................           --        (126,919)
                                                                        ------------    ------------
  Total distributions declared to shareholders ........................  $        --    $   (759,940)
                                                                        ------------    ------------
Net increase in net assets from series share transactions .............  $19,092,344    $  1,211,349
                                                                        ------------    ------------
   Total increase (decrease) in net assets ............................  $19,594,763    $ (7,062,603)
Net assets --
 At beginning of period ...............................................           --      24,181,451
                                                                        ------------    ------------
 At end of period .....................................................  $19,594,763    $ 17,118,848
                                                                        ============    ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period ..............................  $   285,767    $     (4,129)
                                                                        ============    ============

                                                                             Global                            Global
                                                                              Asset           Global            Total
                                                                           Allocation       Governments        Return
Increase (decrease) in net assets:                                           Series           Series           Series
From operations --                                                      ---------------- ---------------- ----------------
 Net investment income ................................................   $  4,188,880    $   4,822,969     $  2,124,421
 Net realized gain (loss) on investments and foreign currency
 transactions .........................................................        657,197        5,130,598        5,296,675
 Net unrealized gain (loss) on investments and foreign currency
 translation ..........................................................      2,216,838        4,371,169        7,137,922
                                                                          ------------    -------------     ------------
  Increase (decrease) in net assets from operations ...................   $  7,062,915    $  14,324,736     $ 14,559,018
                                                                          ------------    -------------     ------------
Distributions declared to shareholders --
 From net investment income ...........................................   $ (4,297,027)   $  (1,288,659)    $ (1,714,056)
 From net realized gain on investments and foreign currency
 transactions .........................................................     (5,162,478)              --       (2,223,292)
 In excess of net realized gain on investments and foreign currency
 transactions .........................................................             --               --               --
 From paid-in capital .................................................             --               --               --
                                                                          ------------    -------------     ------------
  Total distributions declared to shareholders ........................   $ (9,459,505)   $  (1,288,659)    $ (3,937,348)
                                                                          ------------    -------------     ------------
Net increase in net assets from series share transactions .............   $  6,124,797    $ (24,202,161)    $ 17,510,519
                                                                          ------------    -------------     ------------
   Total increase (decrease) in net assets ............................   $  3,728,207    $ (11,166,084)    $ 28,132,189
Net assets --
 At beginning of period ...............................................    122,912,404      110,386,091       71,823,193
                                                                          ------------    -------------     ------------
 At end of period .....................................................   $126,640,611    $  99,220,007     $ 99,955,382
                                                                          ============    =============     ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period ..............................   $  5,797,699    $   5,602,338     $  2,423,583
                                                                          ============    =============     ============

                                                                            Government          High
                                                                            Securities          Yield
Increase (decrease) in net assets:                                            Series           Series
From operations --                                                      ----------------- ----------------
 Net investment income ................................................   $  24,731,974    $  27,879,724
 Net realized gain (loss) on investments and foreign currency
 transactions .........................................................       4,256,193       (5,522,275)
 Net unrealized gain (loss) on investments and foreign currency
 translation ..........................................................       6,630,534      (20,305,241)
                                                                          -------------    -------------
  Increase (decrease) in net assets from operations ...................   $  35,618,701    $   2,052,208
                                                                          -------------    -------------
Distributions declared to shareholders --
 From net investment income ...........................................   $ (23,191,736)   $ (20,130,545)
 From net realized gain on investments and foreign currency
 transactions .........................................................              --               --
 In excess of net realized gain on investments and foreign currency
 transactions .........................................................              --               --
 From paid-in capital .................................................              --               --
                                                                          -------------    -------------
  Total distributions declared to shareholders ........................   $ (23,191,736)   $ (20,130,545)
                                                                          -------------    -------------
Net increase in net assets from series share transactions .............   $  57,315,137    $  69,103,703
                                                                          -------------    -------------
   Total increase (decrease) in net assets ............................   $  69,742,102    $  51,025,366
Net assets --
 At beginning of period ...............................................     387,731,886      275,206,991
                                                                          -------------    -------------
 At end of period .....................................................   $ 457,473,988    $ 326,232,357
                                                                          =============    =============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period ..............................   $  24,645,642    $  27,806,568
                                                                          =============    =============

                                                                            International
                                                                              Growth and
Increase (decrease) in net assets:                                          Income Series
From operations --                                                         ---------------
 Net investment income ...................................................  $    518,238
 Net realized gain (loss) on investments and foreign currency
 transactions ............................................................     2,053,594
 Net unrealized gain (loss) on investments and foreign currency
 translation .............................................................     9,549,247
                                                                            ------------
  Increase in net assets from operations .................................  $ 12,121,079
                                                                            ------------
Distributions declared to shareholders --
 From net investment income ..............................................  $   (586,185)
 From net realized gain on investments and foreign currency
 transactions ............................................................    (1,412,404)
                                                                            ------------
  Total distributions declared to shareholders ...........................  $ (1,998,589)
                                                                            ------------
Net increase (decrease) in net assets from Series share transactions .....  $ 13,919,815
                                                                            ------------
   Total increase (decrease) in net assets ...............................  $ 24,042,305
Net assets:
 At beginning of period ..................................................    51,368,103
                                                                            ------------
 At end of period ........................................................  $ 75,410,408
                                                                            ============
Accumulated undistributed net investment income included in
 net assets at end of period .............................................  $    515,747
                                                                            ============

                                                                                                                  Zero
                                                                                 Money          Strategic        Coupon
                                                                                 Market          Income         Series,
Increase (decrease) in net assets:                                               Series          Series*     Portfolio 2000
From operations --                                                         ----------------- -------------- ---------------
 Net investment income ................................................... $ 19,399,147        $  173,162     $  206,642
 Net realized gain (loss) on investments and foreign currency
 transactions ............................................................           --             7,396         19,426
 Net unrealized gain (loss) on investments and foreign currency
 translation .............................................................           --           (52,878)        18,507
                                                                           ------------        ----------     ----------
  Increase in net assets from operations ................................. $ 19,399,147        $  127,680     $  244,575
                                                                           ------------        ----------     ----------
Distributions declared to shareholders --
 From net investment income .............................................. $(19,399,147)       $       --     $ (212,590)
 From net realized gain on investments and foreign currency
 transactions ............................................................           --                --             --
                                                                           ------------        ----------     ----------
  Total distributions declared to shareholders ........................... $(19,399,147)       $       --     $ (212,590)
                                                                           ------------        ----------     ----------
Net increase (decrease) in net assets from Series share transactions ..... $125,484,692        $7,652,749     $ (172,594)
                                                                           ------------        ----------     ----------
   Total increase (decrease) in net assets ............................... $125,484,692        $7,780,429     $ (140,609)
Net assets:
 At beginning of period ..................................................  340,060,234                --      3,614,088
                                                                           ------------        ----------     ----------
 At end of period ........................................................ $465,544,926        $7,780,429     $3,473,479
                                                                           ============        ==========     ==========
Accumulated undistributed net investment income included in
 net assets at end of period ............................................. $         --        $  134,752        206,642
                                                                           ============        ==========     ==========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                                                                   Bond Series
                                                                                    ------------------------------------------
                                                                                         Year Ended           Period Ended
                                                                                     December 31, 1999     December 31, 1998**
                                                                                    -------------------   --------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................        $10.6897             $   10.0000***
                                                                                         --------             -----------
Income from investment operations# --
 Net investment income[sec] .....................................................        $ 0.6694             $    0.3306
 Net realized and unrealized gain (loss) on investments and foreign currency ....         (0.8527)                 0.3591
                                                                                         --------             -----------
   Total from investment operations .............................................        $(0.1833)            $    0.6897
                                                                                         --------             -----------
Less distributions declared to shareholders
 From net investment income .....................................................        $(0.0960)                     --
 From net realized gain on investments and foreign currency transactions ........         (0.0547)                     --
 In excess of net realized gain on investments and foreign currency transactions          (0.0001)                     --
                                                                                         --------             -----------
   Total distributions declared to shareholders .................................        $(0.1508)                     --
                                                                                         --------             -----------
Net asset value -- end of period ................................................        $10.3556             $   10.6897
                                                                                         ========             ===========
Total return++ ..................................................................         (1.69)%                   6.90%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................           0.72%                   1.03%+
 Net investment income ..........................................................           6.37%                   4.88%+
Portfolio turnover ..............................................................            267%                    161%
Net assets, end of period (000 omitted) .........................................        $ 52,141             $    19,595
[sec] The investment adviser voluntarily waived a portion of its fee for the Bond Series for the period indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:
Net investment income ........................................................................................    $0.3282
Ratios (to average net assets):
 Expenses## ..................................................................................................      1.07%+
 Net investment income .......................................................................................      4.84%+

                                                                                       Emerging Markets Equity Series
                                                                                  -----------------------------------------
                                                                                                  Year Ended December 31,
                                                                                                ---------------------------
                                                                                       1999          1998          1997
                                                                                  ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................   $  7.4902     $11.0359      $ 10.0013
                                                                                    ---------     --------      ---------
Income from investment operations# --
 Net investment income[sec] .....................................................   $  0.0395     $ 0.0934      $  0.1638
 Net realized and unrealized gain (loss) on investments and foreign currency ....      3.8913      (3.2974)        0.8773
                                                                                    ---------     --------      ---------
   Total from investment operations .............................................   $  3.9308     $(3.2040)     $  1.0411
                                                                                    ---------     --------      ---------
Less distributions declared to shareholders --
 From net investment income .....................................................   $      --     $(0.1362)     $ (0.0065)
 From net realized gain on investments and foreign currency transactions ........          --      (0.0967)            --
 In excess of net realized gain on investments and foreign currency transactions           --      (0.0517)            --
 From paid-in capital ...........................................................          --      (0.0571)            --
                                                                                    ---------     --------      ---------
   Total distributions declared to shareholders .................................   $      --     $(0.3417)     $ (0.0065)
                                                                                    ---------     --------      ---------
Net asset value -- end of period ................................................   $ 11.4210     $ 7.4902      $ 11.0359
                                                                                    =========     ========      =========
Total return++ ..................................................................      52.47%     (29.98)%         10.46%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................       1.60%        1.59%          1.07%
 Net investment income ..........................................................       0.44%        1.03%          1.38%
Portfolio turnover ..............................................................        137%          92%            69%
Net assets at end of period (000 omitted) .......................................   $  38,139     $ 17,119      $  24,181

                                                                                   Emerging Markets
                                                                                     Equity Series
                                                                                  -------------------
                                                                                      Period Ended
                                                                                   December 31, 1996*
                                                                                  -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................    $   10.0000***
                                                                                     -----------
Income from investment operations# --
 Net investment income[sec] .....................................................    $    0.0706
 Net realized and unrealized gain (loss) on investments and foreign currency ....        (0.0693)
                                                                                     -----------
   Total from investment operations .............................................    $    0.0013
                                                                                     -----------
Less distributions declared to shareholders --
 From net investment income .....................................................    $        --
 From net realized gain on investments and foreign currency transactions ........             --
 In excess of net realized gain on investments and foreign currency transactions              --
 From paid-in capital ...........................................................             --
                                                                                     -----------
   Total distributions declared to shareholders .................................    $        --
                                                                                     -----------
Net asset value -- end of period ................................................    $   10.0013
                                                                                     ===========
Total return++ ..................................................................          0.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................          1.55%+
 Net investment income ..........................................................          0.77%+
Portfolio turnover ..............................................................             4%
Net assets at end of period (000 omitted) .......................................    $     3,271

[sec] The investment adviser voluntarily waived all or a portion of the advisory fee for the Emerging Markets Equity Series for the periods indicated. If these fees had been incurred by the Series, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss) ..........                 $  0.1552        $(0.0975)
Ratios (to average net assets):
 Expenses## ...........................                      1.55%           3.38%+
 Net investment income (loss) .........                      0.90%          (1.12)%+

  + Annualized.
 ++ Not annualized.
  * For the period from the commencement of the Series' investment operations, June 5, 1996, through December 31, 1996.
 ** For the period from the commencement of the Series' investment operations,
    May 6, 1998, through December 31, 1998.
*** Net asset value on date of commencement of operations.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                            Global Asset Allocation
                                                                                    Series
                                                                          ---------------------------
                                                                            Year Ended December 31,
                                                                          ---------------------------
                                                                               1999          1998
                                                                          ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ....................................   $ 14.4449     $ 14.5377
                                                                            ---------     ---------
Income from investment operations# --
 Net investment income[sec] .............................................   $  0.3522     $  0.4686
 Net realized and unrealized gain on investments and foreign currency ...      2.2004        0.5338
                                                                            ---------     ---------
   Total from investment operations .....................................   $  2.5526     $  1.0024
                                                                            ---------     ---------
Less distributions declared to shareholders --
 From net investment income .............................................   $ (0.7810)    $ (0.4975)
 From net realized gain on investments and foreign currency transactions      (0.0276)      (0.5977)
                                                                            ---------     ---------
   Total distributions declared to shareholders .........................   $ (0.8086)    $ (1.0952)
                                                                            ---------     ---------
Net asset value -- end of year ..........................................   $ 16.1889     $ 14.4449
                                                                            =========     =========
Total return++ ..........................................................      18.48%         6.60%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       0.89%         0.90%
 Net investment income ..................................................       2.44%         3.21%
Portfolio turnover ......................................................        180%          163%
Net assets at end of year (000 omitted) .................................   $ 125,074     $ 126,641

                                                                               Global Asset Allocation Series
                                                                          -----------------------------------------
                                                                                   Year Ended December 31,
                                                                          -----------------------------------------
                                                                               1997          1996          1995
                                                                          ------------- ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ....................................   $ 13.7794     $ 12.2250     $ 10.0579
                                                                            ---------     ---------     ---------
Income from investment operations# --
 Net investment income[sec] .............................................   $  0.4412     $  0.3731     $  0.4205
 Net realized and unrealized gain on investments and foreign currency ...      1.0178        1.5563        1.7540
                                                                            ---------     ---------     ---------
   Total from investment operations .....................................   $  1.4590     $  1.9294     $  2.1745
                                                                            ---------     ---------     ---------
Less distributions declared to shareholders --
 From net investment income .............................................   $ (0.2242)    $ (0.1300)    $ (0.0074)
 From net realized gain on investments and foreign currency transactions      (0.4765)      (0.2450)           --
                                                                            ---------     ---------     ---------
   Total distributions declared to shareholders .........................   $ (0.7007)    $ (0.3750)    $ (0.0074)
                                                                            ---------     ---------     ---------
Net asset value -- end of year ..........................................   $ 14.5377     $ 13.7794     $ 12.2250
                                                                            =========     =========     =========
Total return++ ..........................................................      10.87%        16.04%        21.56%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       0.92%         0.94%         0.67%
 Net investment income ..................................................       3.06%         2.84%         3.70%
Portfolio turnover ......................................................        162%          154%          146%
Net assets at end of year (000 omitted) .................................   $ 122,912     $  77,016     $  25,863
[sec] The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income ..............................................................................     $ 0.3716
Ratios (to average net assets):
 Expenses## ........................................................................................        1.11%
 Net investment income .............................................................................        3.27%

                                                                                   Global Governments Series
                                                                                  ---------------------------
                                                                                    Year Ended December 31,
                                                                                  ---------------------------
                                                                                       1999          1998
                                                                                  ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ............................................   $ 12.2271     $ 10.7247
                                                                                    ---------     ---------
Income from investment operations# --
 Net investment income ..........................................................   $  0.5001     $  0.5302
 Net realized and unrealized gain (loss) on investments and foreign currency ....     (1.1105)       1.1118
                                                                                    ---------     ---------
   Total from investment operations .............................................   $ (0.6104)    $  1.6420
                                                                                    ---------     ---------
Less distributions declared to shareholders --
 From net investment income .....................................................   $ (1.0140)    $ (0.1396)
 From net realized gain on investments and foreign currency transactions ........     (0.3366)           --
 In excess of net realized gain on investments and foreign currency transactions      (0.0001)           --
                                                                                    ---------     ---------
   Total distributions declared to shareholders .................................   $ (1.3507)    $ (0.1396)
                                                                                    ---------     ---------
Net asset value -- end of year ..................................................   $ 10.2660     $ 12.2271
                                                                                    =========     =========
Total return++ ..................................................................     (5.18)%        15.46%
Ratios (to average net assets)/Supplemental data:
 Expenses## .....................................................................       0.90%         0.88%
 Net investment income ..........................................................       4.55%         4.75%
Portfolio turnover ..............................................................        176%          315%
Net assets at end of year (000 omitted) .........................................   $  74,318     $  99,220

                                                                                          Global Governments Series
                                                                                  -----------------------------------------
                                                                                           Year Ended December 31,
                                                                                  -----------------------------------------
                                                                                       1997          1996          1995
                                                                                  ------------- ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ............................................   $ 11.2582     $ 12.4866     $ 11.3769
                                                                                    ---------     ---------     ---------
Income from investment operations# --
 Net investment income ..........................................................   $  0.5770     $  0.6882     $  0.8031
 Net realized and unrealized gain (loss) on investments and foreign currency ....     (0.6754)      (0.2081)       0.9511
                                                                                    ---------     ---------     ---------
   Total from investment operations .............................................   $ (0.0984)    $  0.4801     $  1.7542
                                                                                    ---------     ---------     ---------
Less distributions declared to shareholders --
 From net investment income .....................................................   $ (0.3742)    $ (1.7085)    $ (0.0058)
 From net realized gain on investments and foreign currency transactions ........     (0.0548)           --       (0.6387)
 In excess of net realized gain on investments and foreign currency transactions      (0.0061)           --            --
                                                                                    ---------     ---------     ---------
   Total distributions declared to shareholders .................................   $ (0.4351)    $ (1.7085)    $ (0.6445)
                                                                                    ---------     ---------     ---------
Net asset value -- end of year ..................................................   $ 10.7247     $ 11.2582     $ 12.4866
                                                                                    =========     =========     =========
Total return++ ..................................................................     (0.76)%         4.66%        15.69%
Ratios (to average net assets)/Supplemental data:
 Expenses## .....................................................................       0.91%         0.90%         0.89%
 Net investment income ..........................................................       5.43%         6.00%         6.67%
Portfolio turnover ..............................................................        344%          390%          329%
Net assets at end of year (000 omitted) .........................................   $ 110,386     $ 141,764     $ 152,487

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                          Global Total Return Series
                                                                          ---------------------------
                                                                            Year Ended December 31,
                                                                          ---------------------------
                                                                               1999          1998
                                                                          ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ....................................   $ 16.6060     $ 14.6971
                                                                            ---------     ---------
Income from investment operations# --
 Net investment income[sec] .............................................   $  0.3916     $  0.3813
 Net realized and unrealized gain on investments and foreign currency ...      0.8992        2.2629
                                                                            ---------     ---------
   Total from investment operations .....................................   $  1.2908     $  2.6442
                                                                            ---------     ---------
Less distributions declared to shareholders --
 From net investment income .............................................   $ (0.5175)    $ (0.3201)
 From net realized gain on investments and foreign currency transactions      (0.7334)      (0.4152)
                                                                            ---------     ---------
   Total distributions declared to shareholders .........................   $ (1.2509)    $ (0.7353)
                                                                            ---------     ---------
Net asset value -- end of year ..........................................   $ 16.6459     $ 16.6060
                                                                            =========     =========
Total return++ ..........................................................       8.43%        18.37%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       0.89%         0.93%
 Net investment income ..................................................       2.48%         2.44%
Portfolio turnover ......................................................        116%          141%
Net assets at end of year (000 omitted) .................................   $ 107,099     $  99,955

                                                                                 Global Total Return Series
                                                                          -----------------------------------------
                                                                                   Year Ended December 31,
                                                                          -----------------------------------------
                                                                               1997          1996          1995
                                                                          ------------- ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ....................................   $ 13.2657     $ 11.8346     $ 10.0405
                                                                            ---------     ---------     ---------
Income from investment operations# --
 Net investment income[sec] .............................................   $  0.3979     $  0.4131     $  0.4437
 Net realized and unrealized gain on investments and foreign currency ...      1.3759        1.2480        1.3564
                                                                            ---------     ---------     ---------
   Total from investment operations .....................................   $  1.7738     $  1.6611     $  1.8001
                                                                            ---------     ---------     ---------
Less distributions declared to shareholders --
 From net investment income .............................................   $ (0.1756)    $ (0.2300)    $ (0.0060)
 From net realized gain on investments and foreign currency transactions      (0.1668)           --            --
                                                                            ---------     ---------     ---------
   Total distributions declared to shareholders .........................   $ (0.3424)    $ (0.2300)    $ (0.0060)
                                                                            ---------     ---------     ---------
Net asset value -- end of year ..........................................   $ 14.6971     $ 13.2657     $ 11.8346
                                                                            =========     =========     =========
Total return++ ..........................................................      13.61%        14.33%        17.89%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       1.04%         0.96%         0.77%
 Net investment income ..................................................       2.85%         3.33%         4.01%
Portfolio turnover ......................................................        171%          148%          146%
Net assets at end of year (000 omitted) .................................   $  71,823     $  37,638     $  13,786
[sec] The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Series, the net investment income per share and the ratios would have been:
Net investment income .............................................................................     $  0.3972
Ratios (to average net assets):
 Expenses## ........................................................................................        1.19%
 Net investment income .............................................................................        3.59%

                                                                              Government Securities Series
                                                                              ----------------------------
                                                                                Year Ended December 31,
                                                                              ---------------------------
                                                                                   1999          1998
                                                                              ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ........................................   $ 13.3946     $ 13.0406
                                                                                ---------     ---------
Income from investment operations# --
 Net investment income ......................................................   $  0.8074     $  0.7663
 Net realized and unrealized gain (loss) on investments and foreign currency      (1.0618)       0.3211
                                                                                ---------     ---------
   Total from investment operations .........................................   $ (0.2544)    $  1.0874
                                                                                ---------     ---------
Less distributions declared to shareholders from net investment income ......   $ (0.6632)    $ (0.7334)
                                                                                ---------     ---------
Net asset value -- end of year ..............................................   $ 12.4770     $ 13.3946
                                                                                =========     =========

Total return++ ..............................................................     (1.88)%         8.70%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................       0.61%         0.62%
 Net investment income ......................................................       6.30%         5.82%
Portfolio turnover ..........................................................         83%          107%
Net assets at end of year (000 omitted) .....................................   $ 510,760     $ 457,474


                                                                                    Government Securities Series
                                                                              -----------------------------------------
                                                                                       Year Ended December 31,
                                                                              -----------------------------------------
                                                                                   1997          1996          1995
                                                                              ------------- ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ........................................   $ 12.8672     $ 13.3900     $ 12.1219
                                                                                ---------     ---------     ---------
Income from investment operations# --
 Net investment income ......................................................   $  0.8109     $  0.8445     $  0.8311
 Net realized and unrealized gain (loss) on investments and foreign currency       0.2490       (0.6620)       1.2183
                                                                                ---------     ---------     ---------
   Total from investment operations .........................................   $  1.0599     $  0.1825     $  2.0494
                                                                                ---------     ---------     ---------
Less distributions declared to shareholders from net investment income ......   $ (0.8865)    $ (0.7053)    $ (0.7813)
                                                                                ---------     ---------     ---------
Net asset value -- end of year ..............................................   $ 13.0406     $ 12.8672     $ 13.3900
                                                                                =========     =========     =========
Total return++ ..............................................................       8.72%         1.65%        17.66%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................       0.63%         0.63%         0.63%
 Net investment income ......................................................       6.38%         6.60%         6.59%
Portfolio turnover ..........................................................        182%           57%           80%
Net assets at end of year (000 omitted) .....................................   $ 387,732     $ 383,107     $ 368,848

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
   Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  High Yield Series
                                                                              -------------------------
                                                                               Year Ended December 31,
                                                                              -------------------------
                                                                                  1999         1998
                                                                              ------------ ------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ........................................  $  9.1635    $  9.7108
                                                                               ---------    ---------
Income from investment operations# --
 Net investment income ......................................................  $  0.8314    $  0.8380
 Net realized and unrealized gain (loss) on investments and foreign currency     (0.2067)     (0.7526)
                                                                               ---------    ---------
   Total from investment operations .........................................  $  0.6247    $  0.0854
                                                                               ---------    ---------
Less distributions declared to shareholders from net investment income ......  $ (0.7720)   $ (0.6327)
                                                                               ---------    ---------
Net asset value -- end of year ..............................................  $  9.0162    $  9.1635
                                                                               =========    =========
Total return++ ..............................................................      6.92%        0.58%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................      0.83%        0.82%
 Net investment income ......................................................      9.10%        8.78%
Portfolio turnover ..........................................................        86%         135%
Net assets end of year (000 omitted) ........................................  $ 355,100    $ 326,232

                                                                                          High Yield Series
                                                                              -----------------------------------------
                                                                                       Year Ended December 31,
                                                                              -----------------------------------------
                                                                                   1997          1996          1995
                                                                              ------------- ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ........................................   $  9.2131     $  8.9222     $  8.1860
                                                                                ---------     ---------     ---------
Income from investment operations# --
 Net investment income ......................................................   $  0.8206     $  0.8012     $  0.7891
 Net realized and unrealized gain (loss) on investments and foreign currency       0.3319        0.2131        0.5494
                                                                                ---------     ---------     ---------
   Total from investment operations .........................................   $  1.1525     $  1.0143     $  1.3385
                                                                                ---------     ---------     ---------
Less distributions declared to shareholders from net investment income ......   $ (0.6548)    $ (0.7234)    $ (0.6023)
                                                                                ---------     ---------     ---------
Net asset value -- end of year ..............................................   $  9.7108     $  9.2131     $  8.9222
                                                                                =========     =========     =========
Total return++ ..............................................................      13.24%        12.12%        16.93%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................       0.84%         0.84%         0.87%
 Net investment income ......................................................       8.70%         9.01%         9.17%
Portfolio turnover ..........................................................        130%           88%           66%
Net assets end of year (000 omitted) ........................................   $ 275,207     $ 196,498     $ 153,800

                                                                               International Growth and
                                                                                     Income Series
                                                                              ---------------------------
                                                                                Year Ended December 31,
                                                                              ---------------------------
                                                                                   1999          1998
                                                                              ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ......................................   $ 13.1854     $ 11.1722
                                                                                ---------     ---------
Income from investment operations# --
 Net investment income[sec] .................................................   $  0.1236     $  0.0983
 Net realized and unrealized gain (loss) on investments and foreign currency       2.0769        2.3104
                                                                                ---------     ---------
   Total from investment operations .........................................   $  2.2005     $  2.4087
                                                                                ---------     ---------
Less distributions declared to shareholders --
 From net investment income .................................................   $ (0.0945)    $ (0.1160)
 From net realized gain on investments and foreign currency transactions ....     (0.3178)      (0.2795)
                                                                                ---------     ---------
   Total distributions declared to shareholders .............................   $ (0.4123)    $ (0.3955)
                                                                                ---------     ---------
Net asset value -- end of period ............................................   $ 14.9736     $ 13.1854
                                                                                =========     =========
Total return++ ..............................................................      17.20%        21.68%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................       1.16%         1.16%
 Net investment income ......................................................       0.96%         0.79%
Portfolio turnover ..........................................................        103%           54%
Net assets at end of period (000 omitted) ...................................   $  84,569     $  75,410

                                                                                  International Growth and Income Series
                                                                              -----------------------------------------------
                                                                                          Year Ended December 31,
                                                                              -----------------------------------------------
                                                                                                              Period Ended
                                                                                   1997          1996      December 31, 1995*
                                                                              ------------- ------------- -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ......................................   $ 10.6247     $ 10.1282       $  10.0000**
                                                                                ---------     ---------       ----------
Income from investment operations# --
 Net investment income[sec] .................................................   $  0.1356     $  0.2326       $   0.0295
 Net realized and unrealized gain (loss) on investments and foreign currency       0.5497        0.2639           0.0987
                                                                                ---------     ---------       ----------
   Total from investment operations .........................................   $  0.6853     $  0.4965       $   0.1282
                                                                                ---------     ---------       ----------
Less distributions declared to shareholders --
 From net investment income .................................................   $ (0.1124)    $      --      $        --
 From net realized gain on investments and foreign currency transactions ....     (0.0254)           --               --
                                                                                ---------   -----------       ----------
   Total distributions declared to shareholders .............................   $ (0.1378)    $      --      $        --
                                                                                ---------   -----------      -----------
Net asset value -- end of period ............................................   $ 11.1722     $ 10.6247      $   10.1282
                                                                                =========   ===========      ===========
Total return++ ..............................................................       6.53%         4.84%             1.30%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................       1.22%         0.97%             1.50%+
 Net investment income ......................................................       1.24%         2.21%             1.64%+
Portfolio turnover ..........................................................        194%           51%              --
Net assets at end of period (000 omitted) ...................................   $  51,368     $  35,710       $    7,179
[sec] The investment adviser voluntarily waived all or a portion of its advisory fee for the International Growth and
Income Series for the periods indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:
Net investment income ...................................................................     $  0.2101       $   0.0119
Ratios (to average net assets):
 Expenses## .............................................................................         1.16%            2.48%+
 Net investment income ..................................................................         2.02%            0.66%+

 + Annualized.
++ Not annualized.
 * For the period from the commencement of the Series' investment operations, October 2, 1995, through December 31, 1995.
** Net asset value on date of commencement of operations.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                            Money Market Series
                                                                        ---------------------------
                                                                          Year Ended December 31,
                                                                        ---------------------------
                                                                             1999          1998
                                                                        ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ..................................   $  1.0000     $  1.0000
                                                                          ---------     ---------
Income from investment operations# --
 Net investment income[sec] ...........................................   $  0.0457     $  0.0494
Less distributions declared to shareholders from net investment income    $ (0.0457)    $ (0.0494)
                                                                          ---------     ---------
Net asset value -- end of year ........................................   $  1.0000     $  1.0000
                                                                          =========     =========
Total return++ ........................................................       4.66%         5.02%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...........................................................       0.57%         0.56%
 Net investment income ................................................       4.57%         4.94%
Net assets at end of year (000 omitted) ...............................   $ 501,914     $ 465,545



                                                                                   Money Market Series
                                                                        -----------------------------------------
                                                                                 Year Ended December 31,
                                                                        -----------------------------------------
                                                                             1997          1996          1995
                                                                        ------------- ------------- -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ..................................   $  1.0000     $  1.0000     $  1.0000
                                                                          ---------     ---------     ---------
Income from investment operations# --
 Net investment income[sec] ...........................................   $  0.0495     $  0.0483     $  0.0520
Less distributions declared to shareholders from net investment income    $ (0.0495)    $ (0.0483)    $ (0.0520)
                                                                          ---------     ---------     ---------
Net asset value -- end of year ........................................   $  1.0000     $  1.0000     $  1.0000
                                                                          =========     =========     =========
Total return++ ........................................................       5.06%         4.95%         5.44%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...........................................................       0.57%         0.56%         0.59%
 Net investment income ................................................       4.94%         4.82%         5.30%
Net assets at end of year (000 omitted) ...............................   $ 340,060     $ 409,165     $ 282,754


                                                                                             Strategic Income Series
                                                                                    -----------------------------------------
                                                                                         Year ended           Period ended
                                                                                     December 31, 1999     December 31, 1998*
                                                                                    -------------------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................        $ 10.0439            $  10.0000**
                                                                                         ---------            ----------
Income from investment operations# --
 Net investment income[sec] .....................................................        $  0.6998            $   0.4206
 Net realized and unrealized loss on investments and foreign currency ...........          (0.2490)              (0.3767)
                                                                                         ---------            ----------
   Total from investment operations .............................................        $  0.4508            $   0.0439
                                                                                         ---------            ----------
Less distributions declared to shareholders
 From net investment income .....................................................        $ (0.1450)                   --
 From net realized gain on investments and foreign currency transactions ........          (0.0406)                   --
 In excess of net realized gain on investments and foreign currency transactions           (0.0554)                   --
                                                                                         ---------            ----------
   Total distributions declared to shareholders .................................        $ (0.2410)                   --
                                                                                         ---------            ----------
Net asset value -- end of period ................................................        $ 10.2537            $  10.0439
                                                                                         =========            ==========
Total return++ ..................................................................            4.61%                 0.40%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................            1.08%                 1.29%+
 Net investment income ..........................................................            6.90%                 6.52%+
Portfolio turnover ..............................................................             150%                  182%
Net assets at end of period (000 omitted) .......................................        $  19,683            $    7,780
[sec] The investment adviser voluntarily waived all or a portion of its advisory fee for the Strategic Income Series for the period indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:
Net investment income ............................................................................               $0.4122
Ratios (to average net assets):
 Expenses## .......................................................................................                1.42%+
 Net investment income ............................................................................                6.41%+

 + Annualized.
++ Not annualized.
 * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.
** Net asset value on date of commencement of operations.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.
48

                                                                           Zero Coupon Series,
                                                                              Portfolio 2000
                                                                        --------------------------
                                                                         Year Ended December 31,
                                                                        --------------------------
                                                                            1999          1998
                                                                        ------------ -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ..................................  $  8.9692     $  8.9096
                                                                         ---------     ---------
Income from investment operations# --
 Net investment income[sec] ...........................................  $  0.5475     $  0.5225
 Net realized and unrealized gain (loss) on investments ...............    (0.2904)       0.0960
                                                                         ---------     ---------
   Total from investment operations ...................................  $  0.2571     $  0.6185
                                                                         ---------     ---------
Less distributions declared to shareholders from net investment income   $ (0.5952)    $ (0.5589)
                                                                         ---------     ---------
Net asset value -- end of year ........................................  $  8.6311     $  8.9692
                                                                         =========     =========
Total return++ ........................................................      2.87%         7.28%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...........................................................      0.53%         0.53%
 Net investment income ................................................      6.28%         5.88%
Portfolio turnover ....................................................         0%            0%
Net assets at end of year (000 omitted) ...............................  $   3,061     $   3,473



                                                                           Zero Coupon Series, Portfolio 2000
                                                                        ----------------------------------------
                                                                                Year Ended December 31,
                                                                        ----------------------------------------
                                                                             1997         1996          1995
                                                                        ------------- ------------ -------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ..................................   $  8.8822    $  9.0619     $  7.9573
                                                                          ---------    ---------     ---------
Income from investment operations# --
 Net investment income[sec] ...........................................   $  0.4949    $  0.2094     $  0.4340
 Net realized and unrealized gain (loss) on investments ...............      0.0896      (0.0528)       1.1038
                                                                          ---------    ---------     ---------
   Total from investment operations ...................................   $  0.5845    $  0.1566     $  1.5378
                                                                          ---------    ---------     ---------
Less distributions declared to shareholders from net investment income    $ (0.5571)   $ (0.3363)    $ (0.4332)
                                                                          ---------    ---------     ---------
Net asset value -- end of year ........................................   $  8.9096    $  8.8822     $  9.0619
                                                                          =========    =========     =========
Total return++ ........................................................       6.98%        1.91%        19.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...........................................................       0.54%        0.53%         0.52%
 Net investment income ................................................       5.71%        5.23%         5.18%
Portfolio turnover ....................................................          0%           2%           27%
Net assets at end of year (000 omitted) ...............................   $   3,614    $   4,337     $   4,616
[sec] The investment adviser voluntarily agreed to maintain expenses of Zero Coupon Series, Portfolio 2000 at not  more than 0.50% of average daily net assets for the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
Net investment income ..........     $ 0.5323       $ 0.4879       $ 0.4728       $ 0.2045    --
Ratios (to average net assets):
 Expenses## ....................        0.71%          0.92%          0.80%          0.62%    --
 Net investment income .........        6.11%          5.49%          5.38%          5.08%    --

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-seven separate Series (the Series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series (formerly Value Series), Massachusetts Investors Trust Series (formerly Conservative Growth Series), Emerging Growth Series, Emerging Markets Equity Series* (formerly MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series), Equity Income Series, Global Asset Allocation Series* (formerly World Asset Allocation Series), Global Governments Series* (formerly World Government Series), Global Growth Series (formerly World Growth Series), Global Total Return Series* (formerly World Total Return Series), Government Securities Series*, High Yield Series*, International Growth Series, International Growth and Income Series*, Managed Sectors Series, Money Market Series*, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Total Return Series, Utilities Series, and Zero Coupon Series, Portfolio 2000*. The Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Growth Series, Strategic Income Series, and Utilities Series are nondiversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Series of the Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series of the Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and/or Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of certain Series of the Trust to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned and the collateral on these loans were as follows:

                                                                                        International
                                                 Global Asset        Global Total     Growth and Income
                                              Allocation Series     Return Series          Series
-------------------------------------------------------------------------------------------------------
      Value of Securities Loaned .........        $3,795,885          $1,940,323         $3,414,259
      Collateralized by:
       U.S. Treasury securities ..........            98,407                  --                 --
       Cash ..............................         3,804,660           1,993,880          3,514,750

Cash collateral listed above was invested in the following short-term obligations:

                                                   Global Asset Allocation     Global Total Return    International Growth and
                                                           Series                    Series                 Income Series
                                                  ------------------------- ------------------------- -------------------------
                                                                Amortized                 Amortized                 Amortized
                                                                 Cost and                  Cost and                  Cost and
Issuer                                               Shares       Value        Shares       Value        Shares       Value
-------------------------------------------------------------------------------------------------------------------------------
 Navigator Securities Lending Prime Portfolio..   3,804,660    $3,804,660   1,993,880    $1,993,880   3,514,750    $3,514,750
                                                  ---------    ----------   ---------    ----------   ---------    ----------

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Certain Series of the Trust use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Series at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, the following amounts were reclassified due to differences between book and tax accounting for mortgage-backed securities and currency transactions. These changes had no effect on the net assets or net asset value per share.

                                                                               Emerging
                                                                               Markets
                                                              Bond Series   Equity Series
                                                             -----------------------------
Increase (decrease):
Paid-in capital ............................................    $    --      $        --
Accumulated undistributed net realized gain (loss) on
 investments and foreign currency transactions .............        780          166,110
Accumulated undistributed net investment income (loss) .....       (780)        (166,110)

                                                               Global Asset      Global                     Government
                                                                Allocation    Governments    Global Total   Securities
                                                                  Series         Series     Return Series     Series
                                                             ----------------------------------------------------------
Increase (decrease):
Paid-in capital ............................................  $          --   $        --    $        --    $       --
Accumulated undistributed net realized gain (loss) on
 investments and foreign currency transactions .............     (3,116,115)     (875,108)      (305,717)       44,792
Accumulated undistributed net investment income (loss) .....      3,116,115       875,108        305,717       (44,792)

                                                                                          International
                                                                            High Yield      Growth and
                                                                              Series      Income Series
                                                                          ------------------------------
Increase (decrease):
Paid-in capital .........................................................   $ (100,523)    $       --
Accumulated undistributed net realized gain (loss) on investments and
 foreign currency transactions ..........................................     (176,909)        36,895
Accumulated undistributed net investment income (loss) ..................      277,432        (36,895)

                                                                            Money    Strategic    Zero Coupon
                                                                           Market     Income        Series,
                                                                           Series     Series     Portfolio 2000
                                                                          -------------------------------------
Increase (decrease):
Paid-in capital .........................................................    $--      $     --        $--
Accumulated undistributed net realized gain (loss) on investments and
 foreign currency transactions ..........................................     --        16,874         --
Accumulated undistributed net investment income (loss) ..................     --       (16,874)        --

At December 31, 1999, the following Series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                  Total
                                                Carryover        2002          2003
                                             ------------------------------------------
Bond Series ................................  $    888,249   $        --   $        --
Emerging Markets Equity Series .............     3,957,395            --            --
Global Governments Series ..................     2,327,152            --            --
Government Securities Series ...............     9,704,006     2,746,862        78,697
High Yield Series ..........................    14,645,825       701,562     2,157,902
Money Market Series ........................           671           141            --
Strategic Income Series ....................        61,969            --            --
Zero Coupon Series, Portfolio 2000 .........         4,064            --           279

                                                  2004          2005          2006          2007
                                             -------------------------------------------------------
Bond Series ................................  $        --   $        --   $        --   $   888,249
Emerging Markets Equity Series .............           --            --     3,957,395            --
Global Governments Series ..................           --            --            --     2,327,152
Government Securities Series ...............    1,721,078     2,450,444            --     2,706,925
High Yield Series ..........................           --            --     5,630,168     6,156,193
Money Market Series ........................          530            --            --            --
Strategic Income Series ....................           --            --            --        61,969
Zero Coupon Series, Portfolio 2000 .........        3,785            --            --            --

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fees is computed daily and paid monthly at an annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for operating expenses and other expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Management fees and expense limitations, respectively, are as follows:

                                                                            Total           Other
                                                          Management       Expense         Expense
                                                              Fee        Limitations     Limitations
----------------------------------------------------------------------------------------------------
      Bond Series ....................................        0.60%         N/A             N/A
      Emerging Markets Equity Series .................        1.25%         N/A             N/A
      Global Asset Allocation Series .................        0.75%*        N/A             N/A
      Global Governments Series ......................        0.75%*       1.25%            N/A
      Global Total Return Series .....................        0.75%*        N/A             N/A
      Government Securities Series ...................        0.55%        1.25%            N/A
      High Yield Series ..............................        0.75%        1.25%            N/A
      International Growth and Income Series .........        0.975%*        N/A            N/A
      Money Market Series ............................        0.50%        0.60%            N/A
      Strategic Income Series ........................        0.75%         N/A            0.50%
      Zero Coupon Series, Portfolio 2000 .............        0.25%       0.50%**           N/A

* The management fee for the Global Asset Allocation Series, Global Governments Series, and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The management fee for the International Growth and Income Series is reduced to 0.925% of the average aily net assets in excess of $500 million.
** Sun Life, not MFS bears these expenses.

Under an expense limitation agreement, Sun Life assumed expenses for the year ended December 31, 1999, amounting to $5,625 for the Zero Coupon Series, Portfolio 2000.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

Administrator - Each Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

  First $1 billion................ 0.0150%
  Next $1 billion................. 0.0125%
  Next $1 billion................. 0.0100%
  In excess of $3 billion......... 0.0000%

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                Emerging     Global Asset
                                                                Markets       Allocation
                                               Bond Series   Equity Series      Series
------------------------------------------------------------------------------------------
Purchases
U.S. government securities ..................  $50,054,708    $        --    $ 59,088,488
                                               ===========    ===========    ============
Investments (non-U.S. government securities)   $78,362,398    $39,833,721    $130,610,570
                                               ===========    ===========    ============
Sales
U.S. government securities ..................  $42,612,058    $        --    $ 47,476,103
                                               ===========    ===========    ============
Investments (non-U.S. government securities)   $49,530,867    $30,670,409    $162,081,133
                                               ===========    ===========    ============

                                                  Global                       Government
                                               Governments    Global Total     Securities
                                                  Series     Return Series       Series
-------------------------------------------------------------------------------------------
Purchases
U.S. government securities ..................  $70,744,590    $29,114,594    $490,072,130
                                               ===========    ===========    ============
Investments (non-U.S. government securities)   $62,075,189    $84,167,900    $         --
                                               ===========    ===========    ============
Sales
U.S. government securities ..................  $76,652,893    $28,489,223    $396,858,081
                                               ===========    ===========    ============
Investments (non-U.S. government securities)   $81,568,690    $82,610,020    $         --
                                               ===========    ===========    ============

                                                                            International      Strategic       Zero Coupon
                                                            High Yield        Growth and         Income          Series,
                                                              Series        Income Series        Series       Portfolio 2000
----------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................    $  1,926,500       $        --      $ 4,212,659     $         --
                                                          ============       ===========      ===========     ============
Investments (non-U.S. government securities) .........    $306,951,403       $72,370,188      $17,600,056     $         --
                                                          ============       ===========      ===========     ============
Sales
U.S. government securities ...........................    $  1,935,720       $        --      $ 2,691,444     $    532,681
                                                          ============       ===========      ===========     ============
Investments (non-U.S. government securities) .........    $277,653,579       $75,097,816      $12,794,125     $         --
                                                          ============       ===========      ===========     ============

Purchases and sales of investments for Money Market Series which consists solely of short-term obligations, amounted to $25,566,352,616 and $25,551,586,171, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Series, as computed on a federal income tax basis, are as follows:

                                                                       Emerging
                                                                       Markets
                                                     Bond Series    Equity Series
                                                  --------------------------------
Aggregate cost ..................................   $ 53,323,205     $31,612,028
                                                    ============     ===========
Gross unrealized appreciation ...................   $     45,237     $ 6,862,381
                                                    ============     ===========
Gross unrealized depreciation ...................   $ (2,067,802)    $  (611,321)
                                                    ============     ===========
Net unrealized appreciation (depreciation) ......   $ (2,022,565)    $ 6,251,060
                                                    ============     ===========

                                                                        Global
                                                    Global Asset     Governments     Global Total      Government
                                                     Allocation         Series      Return Series      Securities
--------------------------------------------------------------------------------------------------------------------
Aggregate cost ..................................   $104,659,745    $ 73,729,018    $ 92,206,342     $ 544,663,417
                                                    ============    ============    ============     =============
Gross unrealized appreciation ...................   $ 21,829,222    $    319,528    $ 19,499,463     $   1,365,082
                                                    ============    ============    ============     =============
Gross unrealized depreciation ...................   $ (2,711,131)   $ (3,662,221)   $ (5,408,124)    $ (21,662,990)
                                                    ============    ============    ============     =============
Net unrealized appreciation (depreciation) ......   $ 19,118,091    $ (3,342,693)   $ 14,091,339     $ (20,297,908)
                                                    ============    ============    ============     =============

                                                                        International
                                                         High Yield       Growth and
                                                           Series       Income Series
                                                     ---------------------------------
Aggregate cost .....................................   $ 362,841,721    $ 68,510,394
                                                       =============    ============
Gross unrealized appreciation ......................   $  11,024,195    $ 19,920,399
                                                       =============    ============
Gross unrealized depreciation ......................   $ (25,880,788)   $ (4,264,869)
                                                       =============    ============
Net unrealized appreciation (depreciation) .........   $ (14,856,593)   $ 15,655,530
                                                       =============    ============

                                                                                       Zero Coupon
                                                          Money         Strategic        Series,
                                                      Market Series   Income Series   Portfolio 2000
                                                     -----------------------------------------------
Aggregate cost .....................................  $504,888,149     $19,865,438    $  3,026,858
                                                      ============     ===========    ============
Gross unrealized appreciation ......................  $         --     $   231,245    $     28,053
                                                      ============     ===========    ============
Gross unrealized depreciation ......................  $         --     $  (610,819)   $         --
                                                      ============     ===========    ============
Net unrealized appreciation (depreciation) .........  $         --     $  (379,574)   $     28,053
                                                      ============     ===========    ============

(5) Shares of Beneficial Interest

The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                                                                 Bond Series
                                                                         ----------------------------
                                                                                  Year Ended
                                                                              December 31, 1999
                                                                              -----------------
                                                                             Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold ............................................................   4,076,452    $ 42,704,401
Shares issued to shareholders in reinvestment of distributions .........      43,529         456,184
Shares reacquired ......................................................    (917,951)     (9,574,935)
                                                                           ---------    ------------
 Net increase ..........................................................   3,202,030    $ 33,585,650
                                                                           =========    ============

                                                                                 Bond Series
                                                                         ----------------------------
                                                                                 Period Ended
                                                                              December 31, 1998*
                                                                              ------------------
                                                                             Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold ............................................................   2,318,393    $ 24,240,231
Shares issued to shareholders in reinvestment of distributions .........          --              --
Shares reacquired ......................................................    (485,341)     (5,147,887)
                                                                           ---------    ------------
 Net increase ..........................................................   1,833,052    $ 19,092,344
                                                                           =========    ============

*For the period from commencement of Series' investment operations, May 6, 1998, through December 31, 1998.

                                                                          Emerging Markets Equity Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1999
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     2,571,338    $   23,808,271
Shares issued to shareholders in reinvestment of distributions .........            --                --
Shares reacquired ......................................................    (1,517,462)      (14,067,508)
                                                                            ----------    --------------
 Net increase ..........................................................     1,053,876    $    9,740,763
                                                                            ==========    ==============

                                                                          Emerging Markets Equity Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1998
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     1,812,274    $   17,009,645
Shares issued to shareholders in reinvestment of distributions .........        71,423           759,940
Shares reacquired ......................................................    (1,789,384)      (16,558,236)
                                                                            ----------    --------------
 Net increase ..........................................................        94,313    $    1,211,349
                                                                            ==========    ==============

                                                                          Global Asset Allocation Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1999
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................       563,283    $   8,244,781
Shares issued to shareholders in reinvestment of distributions .........       468,438        6,590,923
Shares reacquired ......................................................    (2,072,999)     (29,938,859)
                                                                            ----------    -------------
 Net increase (decrease) ...............................................    (1,041,278)   $ (15,103,155)
                                                                            ==========    =============

                                                                          Global Asset Allocation Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1998
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     1,735,664    $   25,786,468
Shares issued to shareholders in reinvestment of distributions .........       627,288         9,459,505
Shares reacquired ......................................................    (2,050,525)      (29,121,176)
                                                                            ----------    --------------
 Net increase (decrease) ...............................................       312,427    $    6,124,797
                                                                            ==========    ==============

                                                                            Global Governments Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1999
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................       779,078    $   8,706,210
Shares issued to shareholders in reinvestment of distributions .........       988,124       10,424,487
Shares reacquired ......................................................    (2,642,719)     (28,584,016)
                                                                            ----------    -------------
 Net decrease ..........................................................      (875,517)   $  (9,453,319)
                                                                            ==========    =============

                                                                            Global Governments Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1998
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................       751,460    $   8,474,446
Shares issued to shareholders in reinvestment of distributions .........       119,653        1,288,659
Shares reacquired ......................................................    (3,049,106)     (33,965,266)
                                                                            ----------    -------------
 Net decrease ..........................................................    (2,177,993)   $ (24,202,161)
                                                                            ==========    =============

                                                                            Global Total Return Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1999
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     1,042,248    $   16,414,536
Shares issued to shareholders in reinvestment of distributions .........       495,794         7,595,567
Shares reacquired ......................................................    (1,123,290)      (17,681,995)
                                                                            ----------    --------------
 Net increase ..........................................................       414,752    $    6,328,108
                                                                            ==========    ==============

                                                                            Global Total Return Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1998
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     1,900,268    $   29,501,676
Shares issued to shareholders in reinvestment of distributions .........       255,010         3,937,348
Shares reacquired ......................................................    (1,022,930)      (15,928,505)
                                                                            ----------    --------------
 Net increase ..........................................................     1,132,348    $   17,510,519
                                                                            ==========    ==============

                                                                            Government Securities Series
                                                                         ----------------------------------
                                                                                     Year Ended
                                                                                 December 31, 1999
                                                                                 -----------------
                                                                              Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     14,835,504    $   190,413,088
Shares issued to shareholders in reinvestment of distributions .........      1,962,264         24,646,040
Shares reacquired ......................................................    (10,015,273)      (127,622,442)
                                                                            -----------    ---------------
 Net increase ..........................................................      6,782,495    $    87,436,686
                                                                            ===========    ===============

                                                                            Government Securities Series
                                                                         ----------------------------------
                                                                                     Year Ended
                                                                                 December 31, 1998
                                                                                 -----------------
                                                                              Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     13,540,558    $   178,146,550
Shares issued to shareholders in reinvestment of distributions .........      1,852,375         23,191,736
Shares reacquired ......................................................    (10,971,934)      (144,023,149)
                                                                            -----------    ---------------
 Net increase ..........................................................      4,420,999    $    57,315,137
                                                                            ===========    ===============

                                                                                 High Yield Series
                                                                         ----------------------------------
                                                                                     Year Ended
                                                                                 December 31, 1999
                                                                                 -----------------
                                                                              Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     16,691,615    $   152,336,515
Shares issued to shareholders in reinvestment of distributions .........      3,118,231         28,064,079
Shares reacquired ......................................................    (16,026,334)      (146,420,996)
                                                                            -----------    ---------------
 Net increase ..........................................................      3,783,512    $    33,979,598
                                                                            ===========    ===============

                                                                                 High Yield Series
                                                                         ----------------------------------
                                                                                     Year Ended
                                                                                 December 31, 1998
                                                                                 -----------------
                                                                              Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     19,323,267    $   182,977,758
Shares issued to shareholders in reinvestment of distributions .........      2,105,706         20,130,546
Shares reacquired ......................................................    (14,167,974)      (134,004,601)
                                                                            -----------    ---------------
 Net increase ..........................................................      7,260,999    $    69,103,703
                                                                            ===========    ===============

                                                                          International Growth and Income
                                                                                      Series
                                                                         ---------------------------------
                                                                                    Year Ended
                                                                                 December 31, 1999
                                                                                 -----------------
                                                                              Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     7,929,665    $   102,719,640
Shares issued to shareholders in reinvestment of distributions .........       180,996          2,285,984
Shares reacquired ......................................................    (8,182,035)      (106,839,092)
                                                                            ----------    ---------------
 Net increase (decrease) ...............................................       (71,374)   $    (1,833,468)
                                                                            ==========    ===============

                                                                         International Growth and Income
                                                                                      Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1998
                                                                                -----------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     4,247,634    $   52,324,284
Shares issued to shareholders in reinvestment of distributions .........       153,975         1,998,589
Shares reacquired ......................................................    (3,280,247)      (40,403,058)
                                                                            ----------    --------------
 Net increase (decrease) ...............................................     1,121,362    $   13,919,815
                                                                            ==========    ==============

                                                                                 Money Market Series
                                                                         ----------------------------------
                                                                                     Year Ended
                                                                                  December 31, 1999
                                                                                  -----------------
                                                                               Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     768,753,754    $   768,753,754
Shares issued to shareholders in reinvestment of distributions .........      22,202,815         22,202,815
Shares reacquired ......................................................    (754,587,270)      (754,587,270)
                                                                            ------------    ---------------
 Net increase ..........................................................      36,369,299    $    36,369,299
                                                                            ============    ===============

                                                                                 Money Market Series
                                                                         ----------------------------------
                                                                                     Year Ended
                                                                                  December 31, 1998
                                                                                  -----------------
                                                                               Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     814,050,457    $   814,050,457
Shares issued to shareholders in reinvestment of distributions .........      19,399,147         19,399,147
Shares reacquired ......................................................    (707,964,912)      (707,964,912)
                                                                            ------------    ---------------
 Net increase ..........................................................     125,484,692    $   125,484,692
                                                                            ============    ===============

                                                                           Strategic Income Series
                                                                         ----------------------------
                                                                                  Year Ended
                                                                              December 31, 1999
                                                                              ------------------
                                                                             Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold ............................................................   1,368,577    $ 13,823,676
Shares issued to shareholders in reinvestment of distributions .........      26,738         271,923
Shares reacquired ......................................................    (250,353)     (2,529,573)
                                                                           ---------    ------------
 Net increase ..........................................................   1,144,962    $ 11,566,026
                                                                           =========    ============

                                                                           Strategic Income Series
                                                                         ----------------------------
                                                                                 Period Ended
                                                                              December 31, 1998*
                                                                              ------------------
                                                                             Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold ............................................................   1,127,549    $ 11,109,024
Shares issued to shareholders in reinvestment of distributions .........          --              --
Shares reacquired ......................................................    (352,905)     (3,456,275)
                                                                           ---------    ------------
 Net increase ..........................................................     774,644    $  7,652,749
                                                                           =========    ============

* For the period from commencement of Series' investment operations, May 6, 1998, through December 31, 1998.

                                                                                    Zero Coupon Series, Portfolio 2000
                                                                         --------------------------------------------------------
                                                                                 Year Ended                  Year Ended
                                                                             December 31, 1999            December 31, 1998
                                                                             -----------------            -----------------
                                                                            Shares        Amount        Shares         Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................     22,205    $  194,375        94,914    $    837,608
Shares issued to shareholders in reinvestment of distributions .........     24,543       207,140        24,952         212,590
Shares reacquired ......................................................    (79,422)     (701,471)     (138,240)     (1,222,792)
                                                                            -------    ----------      --------    ------------
 Net decrease ..........................................................    (32,674)   $ (299,956)      (18,374)   $   (172,594)
                                                                            =======    ==========      ========    ============

(6) Line of Credit

The Trust and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Series for the year ended December 31, 1999, was as follows:

                                                     Commitment Fee
                                                    ---------------
Bond Series .....................................        $  180
Emerging Markets Equity Series ..................           201
Global Asset Allocation Series ..................           818
Global Governments Series .......................           582
Global Total Return Series ......................           711
Government Securities Series ....................         3,353
High Yield Series ...............................         2,146
International Growth and Income Series ..........           533
Money Market Series .............................         3,283
Strategic Income Series .........................           122
Zero Coupon Series, Portfolio 2000 ..............            22

The Series had no significant borrowings during the year.

(7) Financial Instruments

Certain Series of the Trust trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Series have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions -- Global Asset Allocation Series

                                                              Number of
                                                              Contracts        Premiums
------------------------------------------------------------------------------------------
      Outstanding, beginning of period ...................        4         $    344,149
      Options written ....................................       44            1,986,544
      Options terminated in closing transactions .........      (25)          (1,173,738)
      Options expired ....................................      (18)            (916,859)
      Options exercised ..................................       (1)             (14,933)
                                                                ---         ------------
      Outstanding, end of period .........................        4         $    225,163
                                                                ===         ============

At December 31, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Global Governments Series

                                                              Number of
                                                              Contracts        Premiums
------------------------------------------------------------------------------------------
      Outstanding, beginning of period ...................         2        $    116,243
      Options written ....................................        38           1,734,418
      Options terminated in closing transactions .........       (22)         (1,011,540)
      Options expired ....................................       (13)           (500,604)
                                                                 ---        ------------
      Outstanding, end of period .........................         5        $    338,517
                                                                 ===        ============

At December 31, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Global Total Return Series

                                                              Number of
                                                              Contracts       Premiums
---------------------------------------------------------------------------------------
      Outstanding, beginning of period ...................       --         $       --
      Options written ....................................       12            203,374
      Options terminated in closing transactions .........       (6)          (111,901)
      Options expired ....................................       (5)           (60,979)
                                                                ---         ----------
      Outstanding, end of period .........................        1         $   30,494
                                                                ===         ==========

At December 31, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Strategic Income Series

                                                              Number of
                                                              Contracts       Premiums
----------------------------------------------------------------------------------------
      Outstanding, beginning of period ...................          2       $   8,777
      Options written ....................................         44         202,146
      Options terminated in closing transactions .........        (25)       (123,753)
      Options expired ....................................        (16)        (56,371)
      Options exercised ..................................         (1)         (2,345)
                                                                 ----       ----------
      Outstanding, end of period .........................          4       $  28,454
                                                                 ====       ==========

At December 31, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

Series                            Transaction     Settlement Date
-----------------------------------------------------------------------
Global Asset Allocation Series    Sales                   3/15/00   AUD
                                                          3/15/00   DKK
                                                2/17/00 - 3/15/00   EUR
                                                4/17/00 - 4/25/00   HKD
                                                          3/15/00   JPY
                                  Purchases               3/15/00   AUD
                                                          3/15/00   CHF
                                                          3/15/00   EUR
                                                4/17/00 - 4/25/00   HKD
                                                          3/15/00   JPY
                                                          3/15/00   NZD
                                                          2/17/00   PLN

                                                                                     Net Unrealized
                                    Contracts to                      Contracts at    Appreciation
Series                            Deliver/Receive   In Exchange For       Value      (Depreciation)
---------------------------------------------------------------------------------------------------
Global Asset Allocation Series        1,971,656       $ 1,257,620     $ 1,289,993     $  (32,373)
                                        547,438            76,041          74,517          1,524
                                      5,063,418         5,142,022       5,125,147         16,875
                                     91,257,059        11,643,104      11,736,215        (93,111)
                                    334,659,064         3,313,719       3,312,642          1,077
                                                      -----------     -----------     ----------
                                                      $21,432,506     $21,538,514     $ (106,008)
                                                      ===========     ===========     ==========
                                      3,221,903       $ 2,077,483     $ 2,107,991     $   30,508
                                      5,120,907         3,326,344       3,243,612        (82,732)
                                      3,513,613         3,550,460       3,557,068          6,608
                                     46,210,179         5,902,585       5,942,617         40,032
                                    344,191,619         3,361,246       3,407,000         45,754
                                         66,309            33,931          34,593            662
                                      3,615,178           850,000         863,333         13,333
                                                      -----------     -----------     ----------
                                                      $19,102,049     $19,156,214     $   54,165
                                                      ===========     ===========     ==========

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $2,498 with Merrill Lynch, $149,938 with First Boston and of $128,152 with Deutsche Bank.

At December 31, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

                                                                                                               Net Unrealized
                                                              Contracts to                      Contracts at    Appreciation
Series               Transaction    Settlement Date         Deliver/Receive   In Exchange For       Value      (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Global Governments
Series               Sales                 03/15/00  AUD           493,072      $   314,506     $   322,602      $  (8,096)
                                           03/15/00  DKK        12,622,319        1,753,271       1,718,132         35,139
                                           02/17/00  EUR           273,219          278,137         276,053          2,084
                                           03/15/00  JPY       304,442,554        3,014,522       3,013,542            980
                                           03/15/00  NZD           648,465          331,820         338,297         (6,477)
                                                                                -----------     -----------      ---------
                                                                                $ 5,692,256     $ 5,668,626      $  23,630
                                                                                ===========     ===========      =========
                     Purchases             03/15/00  AUD         1,796,671      $ 1,158,495     $ 1,175,506      $  17,011
                                           03/15/00  CHF         3,276,840        2,128,510       2,075,570        (52,940)
                                           03/15/00  EUR         1,464,915        1,482,230       1,483,037            807
                                           03/15/00  JPY     2,141,865,259       20,916,653      21,201,375        284,722
                                           02/17/00  PLN         2,156,347          507,000         514,953          7,953
                                                                                -----------     -----------      ---------
                                                                                $26,192,888     $26,450,441      $ 257,553
                                                                                ===========     ===========      =========

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $52,537 with Deutsche Bank and $7,919 with First Boston and a net payable of $224,313 with Merrill Lynch.

At December 31, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

Series                        Transaction    Settlement Date
------------------------------------------------------------------
Global Total Return Series    Sales                 03/15/00   AUD
                                                    03/15/00   DKK
                                                    03/15/00   GRD
                                                    03/15/00   NZD

                              ------------------------------------
                              Purchases             03/15/00   JPY



                                                                                 Net Unrealized
                                Contracts to                      Contracts at    Appreciation
Series                        Deliver/Receive   In Exchange For       Value      (Depreciation)
-----------------------------------------------------------------------------------------------
Global Total Return Series        4,014,079        $2,560,381      $2,626,288      $ (65,907)
                                 12,898,187         1,791,589       1,755,682         35,907
                                406,083,941         1,250,643       1,232,792         17,851
                                    303,317           155,207         158,237         (3,030)
                                                   ----------      ----------      ---------
                                                   $5,757,820      $5,772,999      $ (15,179)
                                                   ==========      ==========      =========

                                ------------------------------------------------------------
                                 24,117,432        $  235,522      $  238,728      $   3,206
                                                   ==========      ==========      =========

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $66,152 with Merrill Lynch and $27,679 with First Boston and a net payable of $4,239 with Deutsche Bank.

At December 31, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

Forward Foreign Currency Exchange Contracts -- High Yield Series

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $14,435 with Deutsche Bank.

At December 31, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

Series                     Transaction    Settlement Date
---------------------------------------------------------------
Strategic Income Series    Sales         2/17/00 - 3/15/00  EUR
                                         4/17/00 - 4/25/00  HKD
                                                   3/15/00  JPY

                           ------------------------------------
                           Purchases               3/15/00  AUD
                                                   3/15/00  CHF
                                                   3/15/00  EUR
                                         3/15/00 - 4/17/00  HKD
                                                   3/15/00  JPY
                                                   3/15/00  NZD
                                                   2/17/00  PLN

                                                                              Net Unrealized
                             Contracts to                      Contracts at    Appreciation
Series                     Deliver/Receive   In Exchange For       Value      (Depreciation)
--------------------------------------------------------------------------------------------
Strategic Income Series          367,786        $  373,597      $  372,195      $   1,402
                               8,235,783         1,050,796       1,059,170         (8,374)
                              53,344,611           528,206         528,035            171
                                                ----------      ----------      ---------
                                                $1,952,599      $1,959,400      $  (6,801)
                                                ==========      ==========      =========

                             ------------------------------------------------------------
                                 650,649        $  419,204      $  425,699      $   6,495
                               1,026,479           666,762         650,178        (16,584)
                                 551,758           557,546         558,583          1,037
                               5,539,917           707,629         712,448          4,819
                             157,054,514         1,533,735       1,554,613         20,878
                                 156,281            79,969          81,530          1,561
                                 552,910           130,000         132,039          2,039
                                                ----------      ----------      ---------
                                                $4,094,845      $4,115,090      $  20,245
                                                ==========      ==========      =========

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $28,171 with Merrill Lynch and $1,384 with First Boston and a net receivable of $22,680 with Deutsche Bank.

At December 31, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts -- Global Asset Allocation Series

                                                                                    Unrealized
                                                                                   Appreciation
Description                             Expiration     Contracts     Position     (Depreciation)
------------------------------------------------------------------------------------------------
Nikkei 225                               3/14/00           92         Long         $  103,815
DAX Index                                3/17/00           16         Short          (315,863)
FTSE 100                                 3/17/00           52         Short          (258,675)
CAC 40 Index                             3/31/00          114         Short          (520,862)
Japanese Government Bonds                3/31/00            8         Long            253,822
S&P 500 Index Futures                    3/17/00            4         Long             64,320
S&P 500 Barra Value Index Futures        3/17/00           41         Long            204,689
S&P 500 Barra Growth Index Futures       3/17/00           29         Short          (293,120)
                                                                                   ----------
                                                                                   $ (761,874)
                                                                                   ==========

At December 31, 1999, the Series had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities

Each Series of the Trust is restricted from investing more than a certain amount of its net assets in securities which are subject to legal or contractual restrictions on resale. Such restrictions range between 0% and 15% of the Series' net assets. At December 31, 1999, the High Yield Series and Strategic Income Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.3% and 1.5%, respectively, of the net assets of the Series which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

Series                       Description
---------------------------------------------------------------------------------
High Yield Series           Airplane Pass Through Trust, 10.875s, 2019
                            Atlantic Gulf Communities Corp.
                            Merrill Lynch Mortgage Investors Inc., 8.426s, 2022
Series                       Description
---------------------------------------------------------------------------------
Strategic Income Series     Russia Principal Loans, 6.906s, 2020

                             Date of     Principal/Share
Series                     Acquisition       Amount           Cost         Value
--------------------------------------------------------------------------------
High Yield Series         03/13/96          700,000   $  700,000    $  605,931
                          09/25/95               30           --             1
                          06/22/97          500,000      346,563       467,813
                                                      ----------    ----------
                                                      $1,046,563    $1,073,745
                                                      ==========    ==========

                            Date of      Principal/Share
Series                    Acquisition        Amount          Cost         Value
-------------------------------------------------------------------------------
Strategic Income Series   06/15/99            1,920,000   $  255,509  $ 302,400
                                                                      =========

                ----------------------------------------------

This MFS[RegTM]/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is
authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities of Bond Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth and Income Series, Money Market Series, Strategic Income Series, and Zero Coupon Series, Portfolio 2000 (each a portfolio of MFS/Sun Life Series Trust), including the portfolio of investments, as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Bond Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Government Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth and Income Series, Money Market Series, Strategic Income Series, and Zero Coupon Series, Portfolio 2000 as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

Federal Tax Information

The Series below have designated the following as a capital gain dividend for the year ended December 31, 1999:

                                              Long-Term
                                            Capital Gains
---------------------------------------------------------
Global Asset Allocation Series               $  224,968
Global Total Return Series                    3,428,904
International Growth and Income Series          387,153

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations was as follows:

                                            Dividends
                                            Received
                                            Deduction
-----------------------------------------------------
Global Asset Allocation Series               2.27%
Global Total Return Series                   5.34%
International Growth and Income Series       3.11%

For the year ended December 31, 1999, income from foreign sources and the foreign tax credit were as follows:

                                               Interest
                                            and Dividends       Taxes
----------------------------------------------------------------------
Emerging Markets Equity Series                $  532,655      $ 45,137
Global Total Return Series                     2,086,438        86,880
International Growth and Income Series         1,345,294       167,880

                      MFS' Year 2000 Readiness Disclosure


[MFS -- Year 2000 Logo]

MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

                         Year 2000 Readiness Disclosure

[Sun Life Logo]

The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the dates as 1900 rather than 2000.

Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's Chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time project teams have inventoried and assessed nearly 2000 systems around the Company.

The vast majority of Sun Life's systems have already been tested, and based on these tests, have been certified as compliant. The relatively few remaining systems will be certified compliant during the course of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep--over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

The preceding is a Year 2000 Readiness Disclosure pursuant to the Year 2000 Readiness Disclosure Act enacted by the United States Congress on October 19, 1998.

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

SAMUEL ADAMS, Trustee
Counsel, Kirkpatrick & Lockhart LLP,
Boston, Massachusetts

DAVID D. HORN, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

GARTH MARSTON,+ Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company,
Dallas, Texas

J. KERMIT BIRCHFIELD,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers

C. JAMES PRIEUR, President#
JAMES R. BORDEWICK, JR.,* Assistant Secretary
MARK E. BRADLEY,* Assistant Treasurer
STEPHEN E. CAVAN,* Secretary and Clerk
W. THOMAS LONDON,* Treasurer
ELLEN MOYNIHAN,* Assistant Treasurer
JAMES O. YOST,* Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP


Portfolio Managers*
JEAN O. ALESSANDRO
DAVID A. ANTONELLI
JOHN W. BALLEN
STEPHEN C. BRYANT
DAVID M. CALABRO
MITCHELL D. DYNAN
JOSEPH C. FLAHERTY, JR.
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
STEVEN E. NOTHERN
LISA B. NURME
STEVEN PESEK
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK

+Independent Trustee
#Sun Life Assurance Company of Canada
*MFS Investment Management[RegTM]             SUN-2A 02/00 220M